As filed with the Securities and Exchange Commission on March 11, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21079

Hatteras Alternative Mutual Funds Trust (Formerly AIP Alternative Strategies Funds)
(Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340, Raleigh, NC			27615
(Address of principal executive offices)			(Zip code)

Mr. David B. Perkins, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-877-569-2382

Date of fiscal year end:	December 31, 2014

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2014

Hatteras Alpha Hedged Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Managed Futures Strategies Fund

Hatteras Hedged Strategies Fund

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

For the year ended December 31, 2014

Table of Contents

Allocation of Portfolio Assets	6-14
Schedules of Investments	18-22
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25-29
Notes to Financial Statements	30-51
Report of Independent Registered Public Accounting Firm	52
Expense Example	53-54

PORTFOLIO MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Markets Review

Entering 2014, the conventional wisdom was that equities had run their course and that interest rates had nowhere to go but up. By year's end, the Standard & Poor's 500 Total Return index had gained 13.7% on its way to new records and the 10-year Treasury yield fell 86 basis points, failing to break through 3% outside of three days in January. In addition, volatility in the equity markets remained at subdued levels, with the exception of October's wild ride and brief stints in December. Over 250 market days in 2014, the so-called "fear gauge," as represented by the VIX, averaged 14.17, down from 14.23 in 2013 and less than half the level of 2009. Despite the fact that many predicted a continued unwinding of the commodity supercycle, few if anyone foresaw crude oil's precipitous decline, dropping from $115 a barrel in January to below $56 a barrel by the end of December. And, lest we not forget, the year of surprises extended into the M&A market, with a number of high-profile deals coming undone due to government scrutiny, stubborn targets and other factors.

About the only developments that failed to surprise in 2014 were the twin realities of US growth remaining on solid footing and corporate fundamentals staying sound. The US economy continued to break free of the anemic recovery that has characterized its performance since the depths of the financial crisis, and ended the year with the revelation that third-quarter GDP came in at 5%, the fastest rate of growth since 2003. The labor market ended 2014 producing average job gains of more than 200,000 per month. Meanwhile, corporate profits soared to new records.

Yet, the combination of muted inflation — both at home and abroad — and slowing economies in key overseas markets helped to stay the hand of the Federal Reserve and depress interest rates across the globe. High yield was especially hard hit, as retailers sold out of high-yield mutual funds and ETFs starting in July, the worst month for such outflows on record. The third quarter was rocked by news that Bill Gross was leaving PIMCO, as fear-trading followed. By year-end, most broad measures of fixed income market performance had posted solid gains while yields remained subdued. The Barclays US Aggregate index returned 5.97%, the BofA Merrill Lynch US High Yield Master II index climbed 2.5%, the Barclays Municipal index advanced 9.05% and the Barclays Long Term US Treasury index jumped 25.07%.

The impact of oil's precipitous decline reached far and wide. Anything with oil exposure was taken to the woodshed, whether warranted or not. Plummeting crude prices took their toll on energy companies, denting oil services companies and drillers in particular. Exploration and production companies were sold off in sympathy despite solid fundamentals. In the credit markets, the weakness could not be confined to energy names as the contagion quickly spread, with the materials and industrial sectors joining energy in underperforming in the second half. Meanwhile, commodities were crushed, as evidenced by the Bloomberg Commodity Total Return index's 17% drop for the year.

Review of Fund Performance

Hatteras Alpha Hedged Strategies Fund

For 2014, the Hatteras Alpha Hedged Strategies Fund (Alpha; ALPIX) generated a return of -0.57% net of fees. Two of the Fund's five strategies produced positive returns for the year. In terms of absolute returns, Long/Short Equity was the top-performing strategy for 2014, with Event Driven not far behind. Both strategies outperformed their benchmarks on a relative basis, however the Fund underperformed its benchmark, the HFRI Fund of Funds Composite Index which returned 3.35% for the year.

During the year, we moved to overweight from neutral allocation position in the Long/Short Equity strategy and maintained an overweight position in Event Driven. The selling pressure that began in September created an attractive opportunity to increase allocations in the face of still-strong company fundamentals — supported by low debt and high cash levels — and valuations near their historical averages. A robust environment for corporate actions also provided opportunities on the long and short sides of the portfolio.

We continued to underweight our allocation to the Market Neutral strategy, given our belief that better opportunities existed in the other strategies. While providing portfolio diversification, the Market Neutral strategy continued to be squeezed by a low risk-free rate environment that is limiting short rebates. The effects of the selloff in credit markets increased the relative attractiveness of convertible arbitrage strategies.

We remained neutral in our allocations to Long/Short Debt. The selloff in high yield and corresponding widening of spreads created an attractive opportunity in fixed income, with default rates remaining low relative to historical averages and company fundamentals largely unchanged. Over the course of the year, the market became more discriminating on the credit worthiness of companies, and high yield issuance pulled back from peak levels. We continued to maintain diversification in areas outside corporate credit, including securitized credit markets, which provide a unique opportunity set. Furthermore, we maintained relatively short duration due to the asymmetric opportunity created by still historically low nominal interest rates, uncertainty regarding the future of monetary policy and impacts from asset flows.

During the year, we also moved to neutral from underweight position in Managed Futures. Such strategies tend toward a defensive bias by protecting against downside, and reducing portfolio correlations and volatility. The divergence in global economic policies was a key factor in 2014 driving markets across asset classes, and the environment of muted volatility we experienced over much of 2014 limited opportunities for short- to intermediate-term traders.

The Fund's best performing sub-advisor for the year was Mountaineer, employing an Event Driven strategy with an emphasis on long exposure to companies undergoing transformative changes in the U.S. housing, transportation, petrochemicals and global memory markets, as well as short positions exposed to secularly declining or cyclically challenged industries such as retail. Apis, a Long/Short Equity manager, was a close second. The sub-advisor's performance for the year was driven by long positions in biotech and other healthcare concerns. Chartwell was the worst performing sub-advisor in 2014, as the broader pressure facing its Market Neutral strategy was exacerbated by short positions it took betting against the housing recovery.

As of December 31, 2014, the Fund was positioned approximately 80% gross long and 36% gross short, resulting in total gross exposure of 116% and net long exposure of 44%.1

Hatteras Long/Short Equity Fund

The Hatteras Long/Short Equity Fund (HLSIX) gained 3.20% in 2014 net of fees, outperforming the Fund's benchmark, the HFRX Equity Hedge index return of 1.42%. This solid relative performance was in line with our expectations after the Fund posted exceptional results in 2013.

Exposure to small and mid-cap equities provided challenges for our managers although most nimbly managed portfolios around pockets of volatility. Indeed, the largest gross sector allocations — 36% in technology and 25% in healthcare — drove performance for the year as both sectors performed well. Small and mid-cap stocks (~30% of gross allocation at year end) had a volatile year with the Russell 2000 falling more than 7% during the third quarter, only to bounce right back and finish the year up 5%.

Not surprisingly, there was dispersion within the Fund's managers, as we had five managers post positive returns for the year and two that were down. The range of returns was relatively wide with the worst performer at -5.3% (partial year) and the best up 9.5%. We currently have seven sub-advisors after terminating two and adding three during the course of the year.

As of December 31, 2014, the Fund was positioned approximately 80% gross long and 44% gross short, resulting in total gross exposure of 124% and net long exposure of 36%.1

Hatteras Long/Short Debt Fund

The Hatteras Long/Short Debt Fund (HFINX) performed in line or better than some hedged indices for the first half of the year, before underperforming in the second half and ending the year with a -2.60% return net of fees. By comparison, the benchmark HFRX RV: Fixed Income — Corporate index returned 2.43%. The Fund's underperformance was due to three major obstacles: plummeting interest rates sparked by global growth fears, an energy-fueled sell-off in high yield, and, finally, weak European credit markets.

To be sure, it was a difficult environment for long/short fixed-income investing. While the focus of 2013 was on protecting against rising rates, interest rates reversed their path and plumbed record depths across the globe. The yield on the 10-year Treasury ended 2014 at 2.17%, and many medium-term government bond yields fell below the prevailing rate of inflation in much of the developed world. The yield on the 10-year German bund (the German equivalent of US Treasury Bonds), for example, fell to its lowest level ever at 0.54%.

Suffice to say that the widespread rate-reversal caught many fund managers off-guard, including our own. As we expect in this sort of environment, we had a few managers post positive returns for the year and a few that were down. The range of returns was between -5.8% and +2.7%. We currently have seven different sub-advisors in the Fund, after we added two during the year and terminated none.

High yield was exceptionally volatile in the second half of 2014; returns plunged more than 600 basis points, as measured by the Bank of America Merrill Lynch High Yield Master Trust II Index, at one point with energy playing a big part, and this was the primary driver of the Fund's underperformance. However, other factors were also at play, including plummeting interest rates sparked by global growth fears, an energy-fueled sell-off in high yield, and, finally, weak European credit markets.

Our managers were able to offset some of the weakness caused by the energy dislocation in 2014 through investments in bank loans and by taking advantage of opportunities in consumer-driven industries such as retail and restaurants, which could benefit going forward as declines at the gas pump put more money in consumers' wallets. Many investors were also cushioned from the second-half malaise by allocations to traditional fixed income in their portfolios.

By year-end, we had close to 40% of the total gross exposure of the Long/Short Debt Fund allocated to US high yield bonds, which was fairly reflective of the average for the Fund during the year. In addition, these positions were well-diversified across sectors, with energy accounting for less than 10% of the total gross exposure during the second half of 2014 (that exposure is now less than 7%). The Long/Short Debt Fund is not only well-diversified across sectors, but also across security types with 637 long positions and 111 short positions across the portfolio.

1  Exposure is calculated on an accounting basis and is not notional/delta adjusted for futures and options.

As of December 31, 2014, the Fund was positioned approximately 98% gross long and 30% gross short, resulting in total gross exposure of 128% and net long exposure of 68%.1

Hatteras Managed Futures Strategies Fund

Performance for our Managed Futures Strategies Fund (HMFIX),* which returned -4.29% net of fees in 2014, was split into two distinct periods: consistent losses in the first half and a rebound in the second half. The first half proved challenging for a couple of key reasons: an extended period of historically low volatility and limited trends across all major market sectors. By comparison, the Fund's benchmark HFRX Macro Systematic Diversified CTA Index returned 3.16% for the year.

In fact, all major market sectors lost money in the first half, and the declines stood out in equities and commodities. Within equity indexes, the S&P 500's VIX steadily declined during the first half of the year, finally reaching multi-year lows in early July. Many other global equity indexes saw persistently low levels of volatility. Commodity and currency markets traded in extremely narrow ranges and market moves lacked follow-through, a tough environment for a strategy keenly focused on short and intermediate time frames. Simply put, the Fund lacked exposure to long-term trend followers that avoided the short-term choppiness and benefitted from long bond and equity positions in the first half of 2014.

The second half proved more fruitful, as volatility increased across all market sectors. The six-month span was a particularly strong period for the commodity trading adviser (CTA) industry as a whole, especially long-term trend followers of which the Fund had limited exposure. Second-half performance was led by gains in equities and currencies, which came back to life beginning in the third quarter as the US dollar rallied against nearly all major currencies and declines in volatility sharply reversed (evident in the JPMorgan G7 FX Volatility Index). Trades in the yen and the British pound were the largest winners. The increase in equity index volatility also provided more trading opportunities on both the long and short sides. The Fund saw large gains in the Hang Seng and DAX indexes, both of which were detractors in the first half.

The Fund finished the year with all managers in negative territory. The manager with the worst performance by midyear was terminated during the summer. We have two new managers being funded in 2015 that will bring the total number to four. We are excited about the mix of short-, intermediate- and longer-term strategies that we'll have at the beginning in the first quarter.

Hatteras Hedged Strategies Fund

The Hatteras Hedged Strategies Fund (HHSIX) generated a return of 0.28% net of fees in 2014. Two of the Fund's four strategies produced positive returns for the year. In terms of absolute returns, Long/Short Equity was the top-performing strategy for 2014, with Event Driven not far behind. Both strategies outperformed their benchmarks on a relative basis; however the Fund underperformed its benchmark, the HFRI Fund of Funds Composite Index which returned 3.35% for the year. The underperformance was largely due to the three strategies of Market Neutral, Managed Futures, and Long/Short Debt, which we discussed in the above commentary.

During the year, we moved to overweight from neutral in the Long/Short Equity strategy; maintained an overweight in Event Driven; remained neutral in our allocations to Long/Short Debt; and continued to underweight our allocation to the Market Neutral.

The Fund's best performing sub-advisor for the year was Mountaineer, employing an Event Driven strategy with an emphasis on long exposure to companies undergoing transformative changes in the U.S. housing, transportation, petrochemicals and global memory markets, as well as short positions exposed to secularly declining or cyclically challenged industries such as retail. Apis, a Long/Short Equity manager, was a close second. Apis' performance for the year was driven by long positions in biotech and other healthcare concerns. Chartwell was the worst performing sub-advisor in 2014, as the broader pressure facing its Market Neutral strategy was exacerbated by short positions it took betting against the housing recovery.

As of December 31, 2014, the Fund was positioned approximately 86% gross long and 39% gross short, resulting in total gross exposure of 124% and net long exposure of 46%.1

Outlook

In challenging years like the one we just left behind, the value of our multi-strategy/ multi-manager approach shines through. We continue to believe that investors need to embrace diversification, particularly as traditional asset prices reach historic peaks and become more correlated with one another.

With 2014 behind us and a new year dawning, we believe the current investing landscape will offer plenty of opportunities across most of our strategies, particularly amid signs that volatility is returning to the markets. Elevated volatility can increase the potential for greater dispersion among equities and could provide an opportunity for fundamental stock selection. With stocks appreciating for nearly six straight years, we see more opportunities for shorting single names. In our view, some of the brief pockets of recent selling pressure were largely overdue and healthy for the overall market. These create opportunities to increase allocations with company fundamentals unchanged and valuations reverting closer to historical levels. We also believe that continued corporate actions will provide opportunities both long and short.

1  Exposure is calculated on an accounting basis and is not notional/delta adjusted for futures and options.

Generally speaking, we see a more interesting opportunity for credit selection emerging in 2015. We view the recent selloff as an opportunity to buy some attractive bonds at much better prices than we saw at the start of 2014 as spreads have widened almost 240 basis points since June of last year (as measured by the Bank of America Merrill Lynch High Yield Master Trust II Index). This type of broad based selling and pockets of dislocation typically creates opportunities for our credit managers to sift through unfairly (and fairly) punished names and add positions both long and short. However, we (and our managers) will be cautious in deploying capital to these opportunities as the ramifications and benefits of lower oil prices, their impact on specific companies, and Fed policy plays out in the coming quarters.

Meanwhile, the corporate backdrop remains attractive, as a combination of strong balance sheets and organic-growth headwinds is creating a ripe environment for corporate activity, including mergers and acquisitions, spin offs, asset sales and corporate restructurings.

In summary, the tactical allocations within the strategic ranges (at the strategy level) remain largely similar to the path we followed during the second half of 2014. The potential for elevated volatility remains for 2015 and supports our overweight allocations to the Long/Short Equity and Event Driven strategies. We remain neutral in our allocation to Long/Short Debt as we continue to believe that a stable and improving economy in the US will be supportive for credit but that the benefits will not be equally distributed; we therefore remain positioned to protect against higher interest rates. Our underweight of Market Neutral seems appropriate given that the strategy continues to be squeezed by a low risk-free rate environment that is limiting short rebates, and the relative attractiveness of opportunities in the other strategies. Finally, we remain neutral on Managed Futures given our belief that an expansion in volatility within equity indexes, global interest rates, currencies and/or commodity markets could provide an attractive opportunity set for momentum-driven strategies.

As always, we appreciate the confidence you have placed in us. Please don't hesitate to reach out to us if you have any questions about this annual report or our performance in general.

Sincerely,

The Hatteras Alternative Mutual Funds' Investment Team

*  The Fund pursues its investment objective by investing in an affiliated underlying Managed Futures Strategies portfolio. The portfolio invests up to 25% of its total assets in a wholly-owned subsidiary, which invests in accounts, including collateral accounts for the purpose of entering into swap transactions, the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor pursuant to such commodity trading advisor's managed futures program. These investments are selected with the aim of providing aggregate exposure to the managed futures managers listed above, as if 100% of the Fund's total assets were invested in those managers and their programs. The Fund's holdings of cash, cash equivalents and fixed income securities pursuant to its fixed-income sub-strategy are excluded from percentage allocations listed.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged index does not reflect fees and is not available for direct investment.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS ALPHA HEDGED STRATEGIES FUND

Growth of $1,000,000 — December 31, 2014

As of 12/31/2014	1Y	5Y1	10Y1	Since Inception[1]
Hatteras Alpha Hedged Strategies Fund (No Load)	-0.52%	2.86%	1.30%	2.46%[2]
Hatteras Alpha Hedged Strategies Fund (Class A w/o sales charge)	-1.05%	N/A	N/A	1.53%[3]
Hatteras Alpha Hedged Strategies Fund (Class A w/ sales charge)	-5.78%	N/A	N/A	0.19%[3]
Hatteras Alpha Hedged Strategies Fund (Class C)	-1.80%	1.96%	N/A	1.63%[4]
Hatteras Alpha Hedged Strategies Fund (Institutional Class)	-0.57%	N/A	N/A	4.19%[5]
HFRI FOF: Composite Index	3.35%	3.29%	3.03%	4.06%[6]
S&P 500 Index	13.69%	15.45%	7.67%	9.86%
Barclays Aggregate Bond Index	5.97%	4.45%	4.71%	4.67%

1.  Average annual total return.

2.  No Load inception date: 9/23/2002.

3.  Class A inception date: 5/2/2011.

4.  Class C inception date: 8/1/2006.

5.  Institutional Class inception date: 9/30/2011.

6.  HFRI FoF Index for the period beginning 9/30/2002. Data is only available for monthly periods.

	No Load	Class A	Class C	Institutional Class
Total Fund Operating Expenses[7,8]	4.74%	4.74%	5.49%	3.74%
Net Fund Operating Expenses[7,8,9]	3.65%	4.15%	4.90%	3.65%

7.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2014.

8.  Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights.

9.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for No Load and Institutional Class, 3.49% for Class A, and 4.24% for Class C through April 30, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on September 23, 2002 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS ALPHA HEDGED STRATEGIES FUND

* Allocation of Portfolio Assets — December 31, 2014

*  Percentages are stated as a percentage of total investments.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT EQUITY FUND

Growth of $1,000,000 — December 31, 2014

As of 12/31/2014	1Y	Since Inception[1]
Hatteras Long/Short Equity Fund (Class A w/o sales charge)	2.85%	3.99%[2]
Hatteras Long/Short Equity Fund (Class A w/ sales charge)	-2.03%	2.61%[2]
Hatteras Long/Short Equity Fund (Institutional Class)	3.20%	4.44%[2]
HFRX Equity Hedge Index	1.42%	-0.24%[3]
S&P 500 Index	13.69%	14.40%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

3.  HFRX Equity Hedge Index for the period beginning 5/2/2011.

	Class A	Institutional Class
Total Fund Operating Expenses[4,5]	3.95%	3.45%
Net Fund Operating Expenses[4,5,6]	3.89%	3.39%

4.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2014.

5.  Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights.

6.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Institutional Class through April 30, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT EQUITY FUND

* Allocation of Portfolio Assets — December 31, 2014

*  Percentages are stated as a percentage of total investments.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT DEBT FUND

Growth of $1,000,000 — December 31, 2014

As of 12/31/2014	1Y	Since Inception[1]
Hatteras Long/Short Debt Fund (Class A w/o sales charge)	-3.15%	0.88%[2]
Hatteras Long/Short Debt Fund (Class A w/ sales charge)	-7.75%	-0.45%[2]
Hatteras Long/Short Debt Fund (Class C)	-3.89%	-1.53%[3]
Hatteras Long/Short Debt Fund (Institutional Class)	-2.60%	1.37%[2]
HFRX RV: FI — Corporate Index	2.43%	4.46%[4]
Barclays Aggregate Bond Index	5.97%	3.81%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

3.  Inception date: 10/1/2013.

4.  HFRX RV: FI — Corporate Index for the period beginning 4/30/2011. Data is only available for monthly periods.

	Class A	Class C	Institutional Class
Total Fund Operating Expenses[5,6]	3.39%	4.11%	2.89%
Net Fund Operating Expenses[5,6,7]	3.33%	4.03%	2.83%

5.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2014.

6.  Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights.

7.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A, 3.74% for Class C, and 2.49% for Institutional Class through April 30, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT DEBT FUND

* Allocation of Portfolio Assets — December 31, 2014

*  Percentages are stated as a percentage of total investments.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS MANAGED FUTURES STRATEGIES FUND

Growth of $1,000,000 — December 31, 2014

As of 12/31/2014	1Y	Since Inception[1]
Hatteras Managed Futures Strategies Fund (Class A w/o sales charge)	-4.66%	-0.16%[2]
Hatteras Managed Futures Strategies Fund (Class A w/ sales charge)	-9.24%	-2.30%[2]
Hatteras Managed Futures Strategies Fund (Institutional Class)	-4.29%	0.32%[2]
HFRX Macro: Systematic Diversified CTA Index	3.16%	-0.45%[3]
Barclays Aggregate Bond Index	5.97%	1.78%

1.  Average annual total return.

2.  Inception Date 9/27/2012.

3.  HFRX Macro: Systematic Diversified CTA Index for the period beginning 9/27/2012.

	Class A	Institutional Class
Total Fund Operating Expenses[4,5]	3.23%	2.73%
Net Fund Operating Expenses[4,5,6]	3.16%	2.66%

4.  The expense ratio is taken from the Fund's most recent prospectus dated April 30, 2014.

5.  Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights.

6.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Institutional Class through April 30, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's adviser has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on September 27, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS MANAGED FUTURES STRATEGIES FUND

* Allocation of Portfolio Assets — December 31, 2014

*  Percentages are stated as a percentage of total investments.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS HEDGED STRATEGIES FUND

Growth of $1,000,000 — December 31, 2014

As of 12/31/2014	1 Y	Since Inception[1]
Hatteras Hedged Strategies Fund	0.28%	3.14%[2]
HFRI FOF Composite Index	3.35%	2.36%[3]
S&P 500 Index	13.69%	14.40%
Barclays Aggregate Bond Index	5.97%	3.81%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

3.  HFRI FoF Index for the period beginning 4/30/2011. Data is only available for monthly periods.

Total Fund Operating Expenses[4,5]	3.06%
Net Fund Operating Expenses[4,5,6]	2.97%

4.  The expense ratio is taken from the Fund's most recent prospectus dated April 30, 2014.

5.  Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights.

6.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.25% through April 30, 2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS HEDGED STRATEGIES FUND

* Allocation of Portfolio Assets — December 31, 2014

*  Percentages are stated as a percentage of total investments.

DEFINITIONS

Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, un-investible index that is a commonly used benchmark for high yield corporate bonds. It measures the broad high yield market.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged, un-investible index that represents securities that are SEC-registered, taxable, and dollar denominated. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Barclays Capital Long Term US Treasury Index is an unmanaged index considered representative of the long-term government bond market.

Barclays Municipal Index is an unmanaged index considered representative of the tax-exempt bond market.

Bloomberg Commodity Total Return Index ("BCOM" or the "Index") is designed to be a highly liquid and diversified benchmark for commodities investments. BCOM provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the Index. Rather than being driven by micro-economic events affecting one commodity market or sector, the diversified commodity exposure of BCOM potentially reduces volatility in comparison to non-diversified commodity baskets.

Chicago Board Options Exchange (CBOE) Volatility Index (the "VIX"), which shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge."

DAX Index: The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation. It has a base value of 1,000 as of December 31, 1987. As of June 1 8, 1999, only XETRA equity prices are used to calculate all DAX indices.

Hang Seng (Hong Kong): This index is a market capitalization-weighted index of 40 of the largest companies that trade on the Hong Kong Exchange. The Hang Seng Index is maintained by a subsidiary of Hang Seng Bank, and has been published since 1969. The index aims to capture the leadership of the Hong Kong exchange, and covers approximately 65% of its total market capitalization.

HFRI Fund of Funds Composite Index is an equal-weighted index of over 650 constituent hedge funds of funds that invest over a broad range of strategies.

HFRX Equity Hedge Fund Index is an unmanaged, un-investible index. Equity hedge strategies maintain both long and short positions in primarily equity and equity derivative securities. Equity hedge managers would typically maintain at least 50% in equities, and may in some cases be substantially entirely invested in equities, both long and short.

HFRX Macro: Systematic Diversified CTA Index is an unmanaged, un-investible index comprising strategies that have investment processes typically as function of mathematical, algorithmic and technical models, with little or no influence of individuals over the portfolio positioning. Strategies which employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes.

HFRX RV: Fixed Income — Corporate: This index includes strategies in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument.

ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production inventories, new orders and supplier deliveries. A composite diffusion index is created that monitors conditions in national manufacturing based on the data from these surveys.

JP Morgan G7 FX Volatility Index tracks the volatility in currencies through a turnover weighted index of G7market volatility based on three-month at the money forward options. The index is designed to measure the aggregate risk premium in currency markets to calibrate trading strategies and to express views on volatility.

Russell 2000: The Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.

Standard & Poor's (S&P) 500 Total Return Index is an unmanaged, un-investible index whose 500 stocks are chosen for market size, liquidity, and industry grouping, among other factors. It is a market value weighted index, with each stock«s weight in the index proportionate to its market value. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500 is a market value weighted index — each stock's weight in the index is proportionate to its market value.

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Funds' investment adviser, Hatteras Funds, LLC ("Advisor") and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Advisor's predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

IMPORTANT DISCLOSURES AND KEY RISK FACTORS

Each Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting hatterasfunds.com. Read it carefully before investing.

Certain hedging techniques and leverage employed in the management of a Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for a Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of a Fund. Options held in a Fund may be illiquid and the fund manager may have difficulty closing out a position. Exposure to the commodities markets through investment in managed futures programs may subject a Fund to greater volatility than investment in traditional securities. Fixed Income instruments are exposed to credit and interest rate risks. Investing in lower-rated ("high-yield") debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk and liquidity risk. A Fund may also invest in:

•  Smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

•  Foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

•  Securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

•  Shares of other investment companies (affiliated) that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds;

•  Shares of other non-affiliated investment companies primarily including ETFs.

Each Fund intends to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses.

Because each Fund is a fund-of-funds, your cost of investing in a Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in a Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the summary prospectus or prospectus for more information about a Fund, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in a Fund may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, member FINRA/SIPC, an affiliate of Hatteras Funds, LLC by virtue of common control or ownership.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Managed Futures Strategies Fund

Hatteras Hedged Strategies Fund

Financial Statements

For the year ended December 31, 2014

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS ALPHA HEDGED STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Underlying Funds Trust — 99.7%
Event Driven[a,b]	14,156,396	$168,856,081
Long/Short Equity[a,b]	28,579,799	230,618,971
Managed Futures Strategies[a,b]	4,287,852	43,983,932
Market Neutral[a,b]	5,378,118	43,042,155
Relative Value — Long/Short Debt[a,b]	12,803,544	120,633,716
Total Underlying Funds Trust (Cost $513,283,552)		$607,134,855
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.07%[c]	268	268
Total Money Market Funds (Cost $268)		268
Total Investments (Cost $513,283,820) — 99.7%		607,135,123
Other Assets in Excess of Liabilities — 0.3%		1,584,903
Total Net Assets — 100.0%		$608,720,026

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.

c — Rate shown is the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Underlying Funds Trust — 93.1%
Long/Short Equity[a,b]	3,970,610	$32,040,045
Total Underlying Funds Trust (Cost $27,026,543)		$32,040,045
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.07%[c]	587	587
Total Money Market Funds (Cost $587)		587
Total Investments (Cost $27,027,130) — 93.1%		32,040,632
Other Assets in Excess of Liabilities — 6.9%		2,388,887
Total Net Assets — 100.0%		$34,429,519

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT DEBT FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Underlying Funds Trust — 98.9%
Relative Value — Long/Short Debt[a,b]	48,508,912	$457,046,117
Total Underlying Funds Trust (Cost $455,816,975)		$457,046,117
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.07%[c]	229	229
Total Money Market Funds (Cost $229)		229
Total Investments (Cost $455,817,204) — 98.9%		457,046,346
Other Assets in Excess of Liabilities — 1.1%		5,032,232
Total Net Assets — 100.0%		$462,078,578

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS MANAGED FUTURES STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Underlying Funds Trust — 98.6%
Managed Futures Strategies[a,b]	33,842	$347,144
Total Underlying Funds Trust (Cost $336,347)		$347,144
Money Market Funds — 1.5%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.07%[c]	5,291	5,291
Total Money Market Funds (Cost $5,291)		5,291
Total Investments (Cost $341,638) — 100.1%		352,435
Liabilities in Excess of Other Assets — (0.1%)		(236)
Total Net Assets — 100.0%		$352,199

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS HEDGED STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Underlying Funds Trust — 99.5%
Event Driven[a,b]	5,836,890	$69,621,835
Long/Short Equity[a,b]	12,615,280	101,796,483
Market Neutral[a,b]	5,683,065	45,482,709
Relative Value — Long/Short Debt[a,b]	6,467,731	60,938,312
Total Underlying Funds Trust (Cost $253,687,818)		$277,839,339
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.07%[c]	1,084	1,084
Total Money Market Funds (Cost $1,084)		1,084
Total Investments (Cost $253,688,902) — 99.5%		277,840,423
Other Assets in Excess of Liabilities — 0.5%		1,346,790
Total Net Assets — 100.0%		$279,187,213

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 3 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2014.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Alpha	Long/Short Equity	Long/Short Debt	Managed Futures	Hedged
Assets:
Investments in affiliated Portfolios, at value (cost $513,283,552, $27,026,543, $455,816,975, $336,347, $253,687,818)	$607,134,855	$32,040,045	$457,046,117	$347,144	$277,839,339
Investments in unaffiliated securities, at value (cost $268, $587, $229, $5,291, $1,084)	268	587	229	5,291	1,084
Receivable for investments sold in affiliated Portfolios	3,666,988	2,411,479	9,107,991	—	1,972,472
Receivable for Fund shares issued	2,444,636	3,365,233	1,654,956	—	391,990
Dividends and interest receivable	84	9	218	—	43
Total Assets	613,246,831	37,817,353	467,809,511	352,435	280,204,928
Liabilities:
Short-term borrowing on credit facility	605,000	2,295,000	290,000	—	876,000
Payable for Fund shares redeemed	3,294,250	1,073,466	5,080,391	—	78,549
Accrued interest expense	992	473	5,693	—	4,255
Accrued management fee	131,567	—	—	—	58,911
Accrued distribution fee	96,856	3,006	111,841	77	—
Accrued shareholder servicing fee	8,340	—	—	—	—
Accrued operating services fee	389,696	15,889	242,932	159	—
Other payables	104	—	76	—	—
Total Liabilities	4,526,805	3,387,834	5,730,933	236	1,017,715
Net Assets	$608,720,026	$34,429,519	$462,078,578	$352,199	$279,187,213
Net Assets Consist of:
Shares of beneficial interest	$557,436,287	$29,803,454	$460,849,436	$341,634	$255,109,698
Undistributed net investment income (loss)	—	(387,437)	—	—	—
Accumulated net realized gain (loss)	(42,567,564)	—	—	(232)	(74,006)
Net unrealized appreciation (depreciation) on Investments	93,851,303	5,013,502	1,229,142	10,797	24,151,521
Total Net Assets	$608,720,026	$34,429,519	$462,078,578	$352,199	$279,187,213
No Load Shares
Net assets	$37,571,065
Shares outstanding (unlimited shares authorized, $0.001 par value)	3,274,055
Net asset value, redemption price and offering price per share	$11.48
Class A Shares
Net assets	$11,630,953	$2,200,485	$73,691,786	$12,175
Shares outstanding (unlimited shares authorized, $0.001 par value)	1,021,372	236,646	8,135,072	1,651
Net asset value and redemption price per share	$11.39	$9.30	$9.06	$7.37
Maximum offering price per share ($11.39 divided by 0.9525, $9.30 divided by 0.9525, $9.06 divided by 0.9525, $7.37 divided by 0.9525)	$11.96	$9.76	$9.51	$7.74
Class C Shares
Net assets	$30,313,349			$37,308,873
Shares outstanding (unlimited shares authorized, $0.001 par value)	2,774,174		4,148,120
Net asset value, redemption price and offering price per share See Note 1 of the Notes to Financial Statements	$10.93			$8.99
Institutional Class Shares
Net assets	$529,204,659	$32,229,034	$351,077,919	$340,024	$279,187,213
Shares outstanding (unlimited shares authorized, $0.001 par value)	45,427,985	3,424,722	37,835,055	46,192	26,088,200
Net asset value, redemption price and offering price per share	$11.65	$9.41	$9.28	$7.36	$10.70

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2014
	Alpha	Long/Short Equity	Long/Short Debt	Managed Futures	Hedged
Investment Income:
Interest income from unaffiliated securities	$436	$166	$529	$4	$271
Total Investment Income	436	166	529	4	271
Expenses:
Shareholder servicing fees (No Load Shares)	224,938	—	—	—	—
Distribution fees (Class A Shares)	27,813	7,300	279,796	27	—
Distribution fees (Class C Shares)	286,995	—	209,708	—	—
Management Fees	1,561,446	—	—	—	790,437
Operating services fees (No Load Shares)	1,430,606	—	—	—	—
Operating services fees (Class A Shares)	176,890	24,529	940,111	89	—
Operating services fees (Class C Shares)	456,321	—	176,155	—	—
Operating services fees (Institutional Shares)	4,156,141	181,600	2,589,967	2,537	316,175
Total operating expenses before interest and tax expense	8,321,150	213,429	4,195,737	2,653	1,106,612
Interest expense and fees on credit facility	23,152	2,290	68,231	22	19,178
Excise tax fees	1,798	349	—	—	—
Total Expenses	8,346,100	216,068	4,263,968	2,675	1,125,790
Fees Recouped (Waived)	(1,702,756)	(27,337)	(559,339)	(330)	(314,097)
Net Expenses	6,643,344	188,731	3,704,629	2,345	811,693
Net Investment Income (Loss)	(6,642,908)	(188,565)	(3,704,100)	(2,341)	(811,422)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gains (Losses) from sale of affiliated Portfolios	(2,770,251)	(17,764)	(6,875,029)	(5,823)	(2,146,882)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	4,386,657	1,160,421	(10,222,859)	(14,803)	2,324,338
Net Realized and Unrealized Gain (Loss) on Investments	1,616,406	1,142,657	(17,097,888)	(20,626)	177,456
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,026,502)	$954,092	$(20,801,988)	$(22,967)	$(633,966)

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

HATTERAS ALPHA HEDGED STRATEGIES FUND	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment (loss)	$(6,642,908)	$(6,619,860)
Net realized gain (loss) on affiliated Portfolios	(2,770,251)	3,082,677
Change in unrealized appreciation on affiliated Portfolios	4,386,657	47,459,997
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,026,502)	43,922,814
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	—	—
Class A Shares	(30,184)	—
Class C Shares	—	—
Institutional Shares	(3,746,734)	(147,087)
Capital Gain Distribution:
No Load Shares	—	—
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Total Dividends and Distributions	(3,776,918)	(147,087)
Capital Share Transactions:
No Load Shares
Proceeds from shares issued	36,238,097	44,268,231
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(105,567,127)	(170,841,664)
A Shares
Proceeds from shares issued	8,608,773	2,940,777
Proceeds from shares issued to holders in reinvestment of dividends	18,379	—
Cost of shares redeemed	(6,520,214)	(5,495,777)
C Shares
Proceeds from shares issued	10,413,583	4,046,557
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(5,656,609)	(11,806,297)
Institutional Shares
Proceeds from shares issued	311,024,022	328,646,517
Proceeds from shares issued to holders in reinvestment of dividends	2,099,358	88,714
Cost of shares redeemed	(180,790,204)	(141,962,801)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	69,868,058	49,884,257
Total Increase (Decrease) in Net Assets	61,064,638	93,659,984
Net Assets:
Beginning of period	547,655,388	453,995,404
End of period*	$608,720,026	$547,655,388
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS LONG/SHORT EQUITY FUND	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment (loss)	$(188,565)	$(138,042)
Net realized gain (loss) on affiliated Portfolios	(17,764)	265,317
Change in unrealized appreciation on affiliated Portfolios	1,160,421	2,928,597
Net Increase in Net Assets Resulting from Operations	954,092	3,055,872
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	—
Institutional Shares	(210,221)	—
Capital Gain Distribution:
Class A Shares	(274,702)	(195,486)
Institutional Shares	(3,651,246)	(1,661,305)
Total Dividends and Distributions	(4,136,169)	(1,856,791)
Capital Share Transactions:
A Shares
Proceeds from shares issued	7,715,424	2,391,995
Proceeds from shares issued to holders in reinvestment of dividends	85,602	138,596
Cost of shares redeemed	(8,267,201)	(1,671,869)
Institutional Shares
Proceeds from shares issued	26,906,673	15,512,626
Proceeds from shares issued to holders in reinvestment of dividends	2,699,702	1,230,651
Cost of shares redeemed	(18,280,617)	(17,138,236)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,859,583	463,763
Total Increase (Decrease) in Net Assets	7,677,506	1,662,844
Net Assets:
Beginning of period	26,752,013	25,089,169
End of period*	$34,429,519	$26,752,013
* Including undistributed net investment income (loss)	$(387,437)	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS LONG/SHORT DEBT FUND	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment (loss)	$(3,704,100)	$(951,137)
Net realized gain (loss) on affiliated Portfolios	(6,875,029)	(15,275)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	(10,222,859)	10,781,091
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,801,988)	9,814,679
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	(2,049,498)	(1,183,753)
Class C Shares	(378,911)	(19,936)
Institutional Shares	(9,083,498)	(4,541,128)
Return of Capital Distribution:
Class A Shares	(1,012,963)	—
Class C Shares	(187,277)	—
Institutional Shares	(4,489,513)	—
Total Dividends and Distributions	(17,201,660)	(5,744,817)
Capital Share Transactions:
A Shares
Proceeds from shares issued	110,195,175	80,191,531
Proceeds from shares issued to holders in reinvestment of dividends	2,532,016	966,627
Cost of shares redeemed	(115,947,095)	(8,960,054)
C Shares
Proceeds from shares issued	40,631,250	2,637,740
Proceeds from shares issued to holders in reinvestment of dividends	353,555	19,936
Cost of shares redeemed	(3,662,170)	(37,022)
Institutional Shares
Proceeds from shares issued	392,582,370	341,096,705
Proceeds from shares issued to holders in reinvestment of dividends	7,903,105	2,179,628
Cost of shares redeemed	(333,646,582)	(40,690,625)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	100,941,624	377,404,466
Total Increase (Decrease) in Net Assets	62,937,976	381,474,328
Net Assets:
Beginning of period	399,140,602	17,666,274
End of period*	$462,078,578	$399,140,602
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS MANAGED FUTURES STRATEGIES FUND	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment (loss)	$(2,341)	$(3,066)
Net realized gain (loss) on affiliated Portfolios	(5,823)	6,407
Change in unrealized appreciation (depreciation) on affiliated Portfolios	(14,803)	26,014
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,967)	29,355
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	(2,726)
Institutional Shares	—	(124,284)
Capital Gain Distribution:
Class A Shares	—	—
Institutional Shares	—	—
Total Dividends and Distributions	—	(127,010)
Capital Share Transactions:
A Shares:
Proceeds from shares issued	12,000	10,000
Proceeds from shares issued to holders in reinvestment of dividends	—	2,726
Cost of shares redeemed	(9,760)	(10,070)
Institutional Shares:
Proceeds from shares issued	113,750	326,448
Proceeds from shares issued to holders in reinvestment of dividends	—	124,284
Cost of shares redeemed	(192,536)	(666,723)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(76,546)	(213,335)
Total Increase (Decrease) in Net Assets	(99,513)	(310,990)
Net Assets:
Beginning of period	451,712	762,702
End of period*	$352,199	$451,712
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS HEDGED STRATEGIES FUND	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment (loss)	$(811,422)	$(524,244)
Net realized gain (loss) on affiliated Portfolios	(2,146,882)	340,722
Change in unrealized appreciation (depreciation) on affiliated Portfolios	2,324,338	19,577,341
Net Increase (Decrease) in Net Assets Resulting from Operations	(633,966)	19,393,819
Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	(4,188,020)	(691,104)
Capital Gain Distribution:
Institutional Shares	(6,696,073)	(833,019)
Total Dividends and Distributions	(10,884,093)	(1,524,123)
Capital Share Transactions:
Proceeds from shares issued	150,398,907	149,025,355
Proceeds from shares issued to holders in reinvestment of dividends	10,562,630	1,483,229
Cost of shares redeemed	(121,950,863)	(56,988,069)
Net Increase in Net Assets from Capital Share Transactions	39,010,674	93,520,515
Total Increase in Net Assets	27,492,615	111,390,211
Net Assets:
Beginning of period	251,694,598	140,304,387
End of period*	$279,187,213	$251,694,598
* Including undistributed net investment income (loss)	$—	$(15,087)

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1. ORGANIZATION

Hatteras Alternative Mutual Funds Trust (the "Trust") (until February 26, 2010, Hatteras Alternative Mutual Funds Trust was known as AIP Alternative Strategies Funds) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-ended management investment company issuing five diversified series of shares to investors. These financial statements contain the following five series: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), and Hatteras Hedged Strategies Fund ("Hedged") (individually a "Fund," collectively the "Funds"). Until August 30, 2010, Hatteras Alpha Hedged Strategies Fund was known as Alpha Hedged Strategies Fund. Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, and Hatteras Hedged Strategies Fund commenced operations on May 2, 2011. Hatteras Managed Futures Strategies Fund commenced operations on September 27, 2012. Each Fund has its own investment objective and policies. As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds in the Underlying Funds Trust (the "UFT"). The results of these funds are shown in accompanying financial statements as their performance has impacted the results of the Funds.

Alpha offers No Load Shares, Class A Shares, Class C Shares and Institutional Shares; Long/Short Debt offers Class A Shares, Class C Shares, and Institutional Shares; Long/Short Equity and Managed Futures offer Class A Shares and Institutional Shares; Hedged offers Institutional Shares. Class A Shares of Alpha commenced operations on May 2, 2011. The Class A Shares for Alpha, Long/Short Equity, Long/Short Debt, and Managed Futures have a sales charge (load) of 4.75% (of the offering price). All Class A Shares have an annual fee (distribution fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. The Class C Shares for Long/Short Debt commenced operations on October 1, 2013. The Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%.

UFT, an open-end management investment company, was organized as a Delaware statutory trust on March 27, 2006. The UFT is comprised of five series of mutual funds, all of which are diversified, open-ended management investment companies (the "Portfolio(s)"). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available for investment by the Funds. The Funds and Portfolios are subject to the general oversight of the Board of Trustees (the "Board").

Effective June 30, 2014, the Advisor, a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation, purchased substantially all the assets related to the business operations of Hatteras Alternative Mutual Funds, LLC ("HAMF"), the prior investment adviser to the Funds, and assumed certain liabilities of HAMF (the "Purchase"). The Purchase resulted in a change in control of HAMF and, therefore, constituted an "assignment" within the meaning of the 1940 Act of the existing investment management agreement between HAMF and the Funds. The existing investment management agreement between HAMF and the Funds automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Advisor and the Funds that was approved by shareholders of the Funds at a special meeting that commenced on January 21, 2014. Any reference to Advisor in these financial statements prior to June 30, 2014 refers to Hatteras Alternative Mutual Funds, LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates.

Investment Valuation

The Funds generally do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Portfolios. The Funds record their investment in the Portfolios at the stated net asset value, which equals fair value. Since each of the Portfolios is an affiliated registered investment company under the 1940 Act, but are not publically offered, the Funds classify their holdings as Level 2 under Accounting Standards Codification 820 — Fair Value. Valuation of securities held by the Portfolios, including the Portfolios disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Portfolio's financial statements. Money market funds are valued at their net asset value.

Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Funds and the UFT have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Security Valuation — Summary of Inputs

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2014:

Alpha	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$607,134,855	$—	$607,134,855
Money Market Funds	268	—	—	268
Total Investments in Securities	$268	$607,134,855	$—	$607,135,123
Long/Short Equity	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$32,040,045	$—	$32,040,045
Money Market Funds	587	—	—	587
Total Investments in Securities	$587	$32,040,045	$—	$32,040,632
Long/Short Debt	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$457,046,117	$—	$457,046,117
Money Market Funds	229	—	—	229
Total Investments in Securities	$229	$457,046,117	$—	$457,046,346
Managed Futures	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$347,144	$—	$347,144
Money Market Funds	5,291	—	—	5,291
Total Investments in Securities	$5,291	$347,144	$—	$352,435
Hedged	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$277,839,339	$—	$277,839,339
Money Market Funds	1,084	—	—	1,084
Total Investments in Securities	$1,084	$277,839,339	$—	$277,840,423

There were no transfers into or out of Levels 1, 2, or 3 during the period. Transfers between levels are recognized at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Level categories above represent the Funds' investments in shares of the UFT, and money market funds. The investments and other financial instruments held by the UFT have separate level categorizations which can be found in the accompanying financial statements.

Taxes and Distributions to Shareholders

The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2014. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the statements of operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Taxes and Distributions to Shareholders (continued)

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2014, open Federal tax years include the tax years ended December 31, 2011 through December 31, 2014, and open North Carolina tax years include the tax years ended December 31, 2011 through December 31, 2014. The Funds have no tax examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Each Portfolio of the UFT is an affiliated registered investment company under the 1940 Act, but is not publicly offered. The Portfolios, therefore, are only available to the affiliated, publicly offered Funds making the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that the Portfolio has earnings and profits, a portion of the proceeds will be dividend income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognizes the distribution of income to shareholders on the statements of changes in net assets.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. UNDERLYING FUNDS TRUST

Under a Fund-of-Funds structure, each Fund invests all of its investible assets across a number of Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by the Advisor and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

As of December 31, 2014, the UFT consisted of the following Portfolios:

•  Event Driven

•  Long/Short Equity

•  Market Neutral

•  Relative Value-Long/Short Debt

•  Managed Futures Strategies

Financial Information

Cost of purchases and proceeds from sales of the Portfolios for the year ended December 31, 2014 (excluding short-term investment) were as follows:

	Alpha
	Purchases	Sales
Event Driven	$71,955,086	$33,080,490
Long Short Equity	86,010,626	68,733,473
Managed Futures	13,636,841	31,636,727
Market Neutral	19,394,693	25,030,765
Relative Value — Long/Short Debt	68,650,994	37,996,307
Total Purchases and Sales	$259,648,240	$196,477,762

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

3. UNDERLYING FUNDS TRUST (CONTINUED)

Financial Information (continued)

	Long/Short Equity		Long/Short Debt
	Purchases	Sales	Purchases	Sales
Event Driven	$—	$—	$—	$—
Long Short Equity	24,757,837	19,620,528	—	—
Market Neutral	—	—	—	—
Relative Value — Long/Short Debt	—	—	305,186,295	224,513,751
Total Purchases and Sales	$24,757,837	$19,620,528	$305,186,295	$224,513,751
	Managed Futures		Hedged
	Purchases	Sales	Purchases	Sales
Event Driven	$—	$—	$36,124,663	$22,738,289
Long Short Equity	—	—	51,892,781	51,084,603
Managed Futures	138,250	202,296	—	—
Market Neutral	—	—	24,631,965	18,812,250
Relative Value — Long/Short Debt	—	—	41,791,860	35,552,408
Total Purchases and Sales	$138,250	$202,296	$154,441,269	$128,187,550

4. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2014 was as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Cost of Investments	$516,218,856	$27,027,130	$455,817,204
Gross tax unrealized appreciation	92,180,465	5,013,588	4,829,456
Gross tax unrealized depreciation	(1,264,198)	(86)	(3,600,314)
Net tax unrealized appreciation (depreciation)	$90,916,267	$5,013,502	$1,229,142

	Managed Futures	Hedged
Cost of Investments	$341,638	$253,762,908
Gross tax unrealized appreciation	10,813	25,828,744
Gross tax unrealized depreciation	(16)	(1,751,229)
Net tax unrealized appreciation (depreciation)	$10,797	$24,077,515

The differences between book and tax basis of investments is primarily attributable to the tax deferral of wash sales, post-October losses, and other timing differences.

At December 31, 2014 the components of distributable earnings/(losses) on a tax basis were as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Net unrealized appreciation/(depreciation)	$90,916,267	$5,013,502	$1,229,142
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—
Capital loss carryover	(40,891,161)	—	—
Accumulated other gain/(loss)	1,258,633	(387,437)	—
Total distributable earnings/(losses)	$51,283,739	$4,626,065	$1,229,142

	Managed Futures	Hedged
Net unrealized appreciation/(depreciation)	$10,797	$24,077,515
Undistributed ordinary income	—	—
Capital loss carryover	(194)	—
Accumulated other gain/(loss)	(38)	—
Total distributable earnings/(losses)	$10,565	$24,077,515

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

4. FEDERAL INCOME TAXES (CONTINUED)

The tax character of distributions for the Funds for the year ended December 31, 2013 was as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Distributions paid from:
Ordinary income	$147,087	$—	$108,732
Long-term capital gain	—	1,856,791	—
Return of Capital*	—	—	5,636,085
	$147,087	$1,856,791	$5,744,817

	Managed Futures	Hedged
Distributions paid from:
Ordinary income	$127,010	$691,104
Long-term capital gain	—	833,019
Return of Capital*	—	—
	$127,010	$1,524,123

The tax character of distributions for the Funds for the year ended December 31, 2014 was as follows:

	Alpha	Long/Short Equity	Long/Short Debt
Distributions paid from:
Ordinary Income	$3,776,918	$199,221	$11,511,907
Long-term capital gain	—	3,936,948	—
Return of Capital*	—	—	5,689,753
	$3,776,918	$4,136,169	$17,201,660

	Managed Futures	Hedged
Ordinary Income	$—	$4,188,020
Long-term capital gain	—	6,696,073
Return of Capital*	—	—
	$—	$10,884,093

*  Certain redemptions were deemed as distributions for income tax purposes due to the Alpha, Long/Short Debt, Long/Short Equity, Hedged Strategies & Managed Futures ownership of the respective UFT's

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

At December 31, 2014, the following Funds deferred, on a tax basis, losses of:

	Post October	Late Year Ordinary Loss
Alpha	$—	$—
Long/Short Equity	—	387,437
Long/Short Debt	—	—
Managed Futures	38	—
Hedged	—	—

As of December 31, 2014 the Funds had accumulated capital loss carryovers of:

	Character	Capital Loss Carryover	Expires
Alpha*	Short-term	$21,042,209	12/31/2015
Alpha^	Short-term	$19,848,952	12/31/2016
Managed Futures	Short-term	$194	Unlimited

*  The entire amount of $21,042,209 is related to the Merger of Underlying Funds Trust-Equity Options Overlay, Underlying Funds Trust-Equity Global, Underlying Funds Trust-Equity Healthcare/Biotech, and Underlying Funds Trust-Global Hedged Income.

^  The entire amount of $19,848,952 is related to the Merger of Underlying Funds Trust-Equity Healthcare/Biotech, Underlying Funds Trust-Long/Short Equity REIT, and Underlying Funds Trust-Global Hedged Income.

During the year ended December 31, 2014, Alpha utilized $14,046,498 in capital loss carryovers.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

4. FEDERAL INCOME TAXES (CONTINUED)

For the year ended December 31, 2014, the following adjustments were made on the Statement of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Alpha	10,657,359	16,824,412	(27,481,771)
Long/Short Equity	11,349	3,895,142	(3,906,491)
Long/Short Debt	20,905,760	6,875,029	(27,780,789)
Managed Futures	2,341	5,591	(7,932)
Hedged	5,014,529	8,842,955	(13,857,484)

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

5. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor

Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor (the "Advisory Agreement"), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Funds at the following annual rates:

Alpha	0.25%
Long/Short Equity	0.00%
Long/Short Debt	0.00%
Managed Futures	0.00%
Hedged	0.25%

Additionally, each Portfolio pays a management fee of 1.75% of such Portfolio's average daily net assets to the Advisor, pursuant to the UFT's investment advisory agreement with the Advisor.

The Advisor is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have entered into agreements with the Advisor ("Shareholder Servicing Agreement") and perform these functions on behalf of their clients who own shares of the Funds. For this service, the Advisor receives an annual shareholder servicing fee equal to 0.25% of the average daily net assets of Alpha Fund's No Load shares from which the shareholder servicing agents are paid.

The Advisor has also entered into an Operating Services Agreement, as amended (the "Services Agreement") with the Funds to provide virtually all day-to-day services to the Funds. The Funds pay the Advisor an annual operating services fee at the following annual rates:

Alpha — No Load, Class A and Class C	1.59%
Alpha — Institutional Class	0.84%
Long/Short Equity — Class A	0.84%
Long/Short Equity — Institutional Class	0.59%
Long/Short Debt — Class A and Class C	0.84%
Long/Short Debt — Institutional Class	0.59%
Managed Futures — Class A	0.84%
Managed Futures — Institutional Class	0.59%
Hedged — Institutional Class	0.10%

Additionally, the UFT has entered into an operating services agreement with the Advisor, under which, each Portfolio pays the Advisor 0.25% of the Portfolio's average daily net assets.

Beginning October 1, 2011, the Advisor has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Funds to ensure that its Net Annual Fund Operating Expenses do not exceed a certain percentage of each Fund's annual average net assets (the "Expense Caps"). The Expense Caps will remain in effect through at least April 30, 2015, and may be terminated only by the Board. The Advisor may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were waived or paid, subject to the Expense Caps. Because the Funds primarily invest in the UFT, these acquired fund fees and expenses, combined with the Advisory Agreement, the Shareholder Servicing Agreement, the Rule 12b-1 Plan, the Services Agreement and the Expense

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

5. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Investment Advisor (continued)

Cap, result in a cap or ceiling on each Fund's ordinary annual operating expenses at the following annual rates (excluding brokerage commissions and interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses):

	No Load	Class A	Class C	Institutional Class
Alpha	2.99%	3.49%	4.24%	2.99%
Long/Short Equity	n/a	2.99%	n/a	2.49%
Long/Short Debt	n/a	2.99%	3.74%	2.49%
Managed Futures	n/a	2.99%	n/a	2.49%
Hedged	n/a	n/a	n/a	2.25%

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Funds. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Funds as well as related bookkeeping expenses.

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than a Fund's Expense Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year in which such amount was waived or reimbursed.

Distribution

Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Funds. The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of a Fund's Class A shares' average daily net assets. The Alpha Class C and Long/Short Debt Class C are subject to a Rule 12b-1 Distribution Plan in which the Advisor also compensates the Distributor in the amount of 1.00% of the average daily net assets attributable to Class C shares.

Other Service Providers

US Bancorp Fund Services, LLC (the "Administrator") provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

Trustees and Officers

The Advisor pays each independent Trustee an annual retainer fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each Fund were as follows:

	Alpha No Load	Alpha Class A	Alpha Class C	Alpha Institutional Class
Shares outstanding, December 31, 2012	20,877,556	1,082,983	3,077,831	17,717,671
Shares sold	4,056,768	262,764	379,446	29,255,835
Shares issued to shareholders in reinvestment of distributions	—	—	—	7,525
Shares redeemed	(15,667,781)	(505,146)	(1,109,924)	(12,681,775)
Shares outstanding, December 31, 2013	9,266,543	840,601	2,347,353	34,299,256
Shares sold	3,127,568	746,665	937,947	26,286,391
Shares issued to shareholders in reinvestment of distributions	—	1,614	—	180,048
Shares redeemed	(9,120,056)	(567,508)	(511,126)	(15,337,710)
Shares outstanding, December 31, 2014	3,274,055	1,021,372	2,774,174	45,427,985

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

Transactions in shares of each Fund were as follows:

	Long/Short Equity Class A	Long/Short Equity Institutional Class	Long/Short Debt Class A	Long/Short Debt Class C
Shares outstanding, December 31, 2012	204,614	2,349,987	935,645	—
Shares sold	226,533	1,483,555	8,425,432	274,423
Shares issued to shareholders in reinvestment of distributions	13,574	119,018	101,720	2,083
Shares redeemed	(162,934)	(1,648,458)	(938,336)	(3,861)
Shares outstanding, December 31, 2013	281,787	2,304,102	8,524,461	272,645
Shares sold	749,671	2,596,618	11,399,345	4,233,473
Shares issued to shareholders in reinvestment of distributions	9,195	286,591	264,826	37,684
Shares redeemed	(804,007)	(1,762,589)	(12,053,560)	(395,682)
Shares outstanding, December 31, 2014	236,646	3,424,722	8,135,072	4,148,120

Transactions in shares of each Fund were as follows:

	Long/Short Debt Institutional Class	Managed Futures Class A	Managed Futures Institutional Class	Hedged Institutional Class
Shares outstanding, December 31, 2012	928,286	1,000	76,178	13,813,414
Shares sold	35,028,521	1,003	32,651	14,082,170
Shares issued to shareholders in reinvestment of distributions	223,676	352	16,141	133,745
Shares redeemed	(4,179,150)	(1,003)	(67,585)	(5,357,109)
Shares outstanding, December 31, 2013	32,001,333	1,352	57,385	22,672,220
Shares sold	39,728,396	1,651	15,362	13,357,148
Shares issued to shareholders in reinvestment of distributions	814,366	—	—	986,240
Shares redeemed	(34,709,040)	(1,352)	(26,555)	(10,927,408)
Shares outstanding, December 31, 2014	37,835,055	1,651	46,192	26,088,200

7. TRANSACTIONS WITH AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if any of the Funds own 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of that Fund. During the year ended December 31, 2014, the Funds owned the following positions in such companies for investment purposes only:

Alpha:

Issuer Name	Share Balance at December 31, 2013	Purchases	Sales	Share Balance at December 31, 2014	Value at December 31, 2014	2014 Realized Gains (Losses)	2014 Change in Unrealized Gains (Losses)
Event Driven	10,917,561	6,026,710	(2,787,875)	14,156,396	$168,856,081	$(663,636)	$3,451,168
Long/Short Equity	26,476,420	10,859,005	(8,755,626)	28,579,799	230,618,971	(618,227)	8,071,459
Managed Futures Strategies	6,100,342	1,324,670	(3,137,160)	4,287,852	43,983,932	(305,195)	(2,778,343)
Market Neutral	6,118,831	2,343,544	(3,084,257)	5,378,118	43,042,155	(600,542)	(1,678,244)
Relative Value — Long/Short Debt	9,686,276	7,035,360	(3,918,092)	12,803,544	120,633,716	(582,651)	(2,679,383)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

7. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Long/Short Equity:

Issuer Name	Share Balance at December 31, 2013	Purchases	Sales	Share Balance at December 31, 2014	Value at December 31, 2014	2014 Realized Gains (Losses)	2014 Change in Unrealized Gains (Losses)
Long/Short Equity	3,312,640	3,133,241	(2,475,271)	3,970,610	$32,040,045	$(17,764)	$1,160,421

Long/Short Debt:

Issuer Name	Share Balance at December 31, 2013	Purchases	Sales	Share Balance at December 31, 2014	Value at December 31, 2014	2014 Realized Gains (Losses)	2014 Change in Unrealized Gains (Losses)
Relative Value — Long/Short Debt	40,875,480	31,151,557	(23,518,126)	48,508,912	$457,046,117	$(6,875,029)	$(10,222,859)

Managed Futures:

Issuer Name	Share Balance at December 31, 2013	Purchases	Sales	Share Balance at December 31, 2014	Value at December 31, 2014	2014 Realized Gains (Losses)	2014 Change in Unrealized Gains (Losses)
Managed Futures Strategies	40,485	13,433	(20,076)	33,842	$347,144	$(5,823)	$(14,803)

Hedged:

Issuer Name	Share Balance at December 31, 2013	Purchases	Sales	Share Balance at December 31, 2014	Value at December 31, 2014	2014 Realized Gains (Losses)	2014 Change in Unrealized Gains (Losses)
Event Driven	4,740,053	3,018,378	(1,921,542)	5,836,890	$69,621,835	$(415,851)	$1,427,797
Long/Short Equity	12,522,940	6,534,636	(6,442,296)	12,615,280	101,796,483	(97,402)	3,703,568
Market Neutral	5,030,717	2,983,903	(2,331,555)	5,683,065	45,482,709	(792,476)	(1,439,835)
Relative Value — Long/Short Debt	5,911,761	4,258,534	(3,702,564)	6,467,731	60,938,312	(841,153)	(1,367,192)

8. CREDIT FACILITY

For cash management purposes, the Funds have the ability to utilize an unsecured credit facility provided by U.S. Bank N.A. under a Loan Agreement ("Agreement") dated January 15, 2014. The Funds may borrow up to 33.3% of each Fund's net assets, with a maximum principal amount of $200,000,000, subject to certain restrictions and the right of setoff on the Funds' assets. The credit facility is shared with the HCIM Trust and the noted borrowing restrictions include the borrowings of those funds. As of December 31, 2014, there were no outstanding borrowings for HCIM Trust. The Agreement can be terminated by either the Funds or U.S. Bank N.A.

At December 31, 2014, Alpha, Long/Short Equity, Long/Short Debt, and Hedged had an outstanding balance of $605,000, $2,295,000, $290,000 and $876,000, respectively. The maximum amount outstanding during the year ended December 31, 2014 under the credit facility for Alpha, Long/Short Equity, Long/Short Debt, Managed Futures and Hedged was $5,937,000 on October 7, $4,556,000 on August 8 through August 10th, $33,333,000 on October 17 through October 19th, $57,000 on November 18 and $23,850,000 on December 4, respectively. For the same period Alpha, Long/Short Equity, Long/Short Debt, Managed Futures and Hedged had an outstanding average daily balance of $731,490, $68,444, $2,079,238, $586, and $584,778, respectively, under the credit facility. For the year ended December 31, 2014, the weighted average rate paid on the loan for Alpha, Long/Short Equity, Long/Short Debt, Managed Futures and Hedged was 3.25%. The Agreement expired on January 15, 2015, and was renewed for a period of one year under substantially the same terms and conditions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

9. OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.75% for the Funds. A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 18 months of purchase. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by shareholders that redeemed their shares within 364 days of purchase. As a result the redemption price may differ from the net asset value per share. The public offering price for No Load and Institutional Class shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. No payments to related parties were made during the year.

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 19, 2014, with the approval of the Board of Trustees and its Audit Committee, Cohen Fund Audit Services, Ltd. ("Cohen") was engaged as the independent registered public accounting firm for the Hatteras Alternative Mutual Funds and the Underlying Funds Trust (the "Funds"), for the fiscal year ending December 31, 2014. During the Funds' two most recent fiscal years and the subsequent interim period, neither the Fund nor anyone acting on its behalf consulted with Cohen on the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds' financial statements, or concerning the subject of a disagreement or reportable event of the kinds described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively.

KPMG LLP ("KPMG") served as the Fund's independent registered public accounting firm for the fiscal years ending December 31, 2007 through December 31, 2013. The reports of KPMG on the financial statements of the Funds for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the fiscal years December 31, 2013 and 2012 and for the subsequent interim period preceding KPMG's replacement, the Funds had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the financial statements for such years, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

FINANCIAL HIGHLIGHTS

	No Load
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2014	2013	2012	2011	2010
Per Share Data(1):
Net Asset Value, Beginning of Period	$11.54	$10.59	$10.48	$10.41	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.12)	(0.22)	(0.22)	(0.19)	(0.12)
Net realized and unrealized gain (loss) on investments	0.06	1.17	0.33	0.27	0.55
Total Gain (Loss) from Investment Operations	(0.06)	0.95	0.11	0.08	0.43
Less Dividends and Distributions:
Net investment income	—	—	—	(0.01)	(0.02)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	(0.01)	(0.02)
Net Asset Value, End of Period	$11.48	$11.54	$10.59	$10.48	$10.41
Total Return	(0.52)%	8.97%	1.05%	0.76%	4.34%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$37,571	$106,980	$221,000	$346,382	$297,715
Ratio of expenses including dividends on short positions and interest expense to average net assets:(3)(4)(5)	3.89%	4.65%	4.84%	4.62%	4.78%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(3)	2.99%	3.99%	3.99%	3.89%	3.90%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.00)%	(2.00)%	(2.04)%	(1.76)%	(1.17)%
Ratio of dividends on short positions and interest expense to average net assets:(4)	0.90%	0.66%	0.85%	0.73%	0.88%
Portfolio turnover rate(6)	32%	52%	41%	45%	33%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, and December 31, 2010, the indirect annualized expense ratio for such expenses is 2.00%, 1.99%, 1.98%, 2.26%, and 2.91%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, and December 31, 2010, the ratio of expenses gross of waiver is 4.99%, 4.75%, 4.93%, 4.63%, and 4.78%, respectively.

(6)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended			Period from May 2, 2011 through
Hatteras Alpha Hedged Strategies Fund	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$11.54	$10.58	$10.47	$10.81
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.17)	(0.22)	(0.22)	(0.15)
Net realized and unrealized gain (loss) on investments	0.05	1.18	0.33	(0.18)
Total Gain (Loss) from Investment Operations	(0.12)	0.96	0.11	(0.33)
Less Dividends and Distributions:
Net investment income	(0.03)	—	—	(0.01)
Net realized gains	—	—	—	—
Total Dividends and Distributions	(0.03)	—	—	(0.01)
Net Asset Value, End of Period	$11.39	$11.54	$10.58	$10.47
Total Return	(1.05)%	9.07%	1.05%	(3.06	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$11,631	$9,704	$11,460	$3,212
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.39%	4.65%	4.84%	4.79	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	3.49%	3.99%	3.99%	3.97	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.50)%	(2.00)%	(2.04)%	(2.17	)%(5)
Ratio of dividends on short positions and tax expense to average net assets:(7)	0.90%	0.66%	0.85%	0.82	%(5)
Portfolio turnover rate(9)	32%	52%	41%	45	%(4)

(1)  The class commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.99%, 1.98%, and 1.92%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013, December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 4.99%, 4.75%, 4.93%, and 4.80% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2014	2013	2012	2011	2010
Per Share Data:(1)
Net Asset Value, Beginning of Period	$11.13	$10.28	$10.25	$10.27	$9.93
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.25)	(0.29)	(0.29)	(0.27)	(0.19)
Net realized and unrealized gain (loss) on investments	0.05	1.14	0.32	0.26	0.53
Total Gain (Loss) from Investment Operations	(0.20)	0.85	0.03	(0.01)	0.34
Less Dividends and Distributions:
Net investment income	—	—	—	(0.01)	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	(0.01)	—
Net Asset Value, End of Period	$10.93	$11.13	$10.28	$10.25	$10.27
Total Return	(1.80)%	8.27%	0.29%	(0.11)%	3.42%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$30,313	$26,131	$31,646	$27,242	$20,518
Ratio of expenses including dividends on short positions and interest expense to average net assets:(3)(4)(5)	5.14%	5.40%	5.59%	5.44%	5.53%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(3)	4.24%	4.74%	4.74%	4.71%	4.65%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.25)%	(2.75)%	(2.79)%	(2.57)%	(1.92)%
Ratio of dividends on short positions and interest expense to average net assets:(4)	0.90%	0.66%	0.85%	0.73%	0.88%
Portfolio turnover rate(6)	32%	52%	41%	45%	33%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, and December 31, 2010, the indirect annualized expense ratio for such expenses is 2.00%, 1.99%, 1.98%, 2.26%, and 2.91%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, and December 31, 2010, the ratio of expenses gross of waiver is 5.74%, 5.50%, 5.68%, 5.44%, and 5.53%, respectively

(6)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended			Period from September 30, 2011 through
Hatteras Alpha Hedged Strategies Fund	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$11.80	$10.72	$10.50	$10.28
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.12)	(0.11)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	0.05	1.20	0.33	0.26
Total Gain (Loss) from Investment Operations	(0.07)	1.09	0.22	0.23
Less Dividends and Distributions:
Net investment income	(0.08)	(0.01)	—	(0.01)
Net realized gains	—	—	—	—
Total Dividends and Distributions	(0.08)	(0.01)	—	(0.01)
Net Asset Value, End of Period	$11.65	$11.80	$10.72	$10.50
Total Return	(0.57)%	10.12%	2.10%	2.23	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$529,205	$404,840	$189,889	$20,709
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.89%	3.65%	3.84%	3.82	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.99	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.00)%	(1.00)%	(1.04)%	(1.21	)%(5)
Ratio of dividends on short positions and tax expense to average net assets:(7)	0.90%	0.66%	0.85%	0.83	%(5)
Portfolio turnover rate(9)	32%	52%	41%	45	%(4)

(1)  The class commenced operations on September 30, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.99%, 1.98%, and 1.92%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013, December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.99%, 3.75%, 3.93%, and 3.84% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended			Period from May 2, 2011 through
Hatteras Long/Short Equity Fund	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.22	$9.75	$10.08	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.11)	(0.11)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.40	1.34	(0.02)	0.15
Total Gain (Loss) from Investment Operations	0.29	1.23	(0.12)	0.08
Less Dividends and Distributions:
Net realized gains	(1.21)	(0.76)	(0.21)	—
Total Dividends and Distributions	(1.21)	(0.76)	(0.21)	—
Net Asset Value, End of Period	$9.30	$10.22	$9.75	$10.08
Total Return	2.85%	12.63%	(1.17)%	0.80	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$2,200	$2,881	$1,996	$2,959
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.98%	3.89%	3.99%	3.55	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.92	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.02)%	(1.03)%	(1.03)%	(1.03	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.99%	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate(9)	59%	61%	22%	3	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.98%, 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 4.06%, 3.95%, 4.06%, and 3.58% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended			Period from May 2, 2011 through
Hatteras Long/Short Equity Fund	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.36	$9.83	$10.10	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.38	1.35	(0.01)	0.13
Total Gain (Loss) from Investment Operations	0.33	1.29	(0.06)	0.10
Less Dividends and Distributions:
Net investment income	(0.07)	—	—	—
Net realized gains	(1.21)	(0.76)	(0.21)	—
Total Dividends and Distributions	(1.28)	(0.76)	(0.21)	—
Net Asset Value, End of Period	$9.41	$10.36	$9.83	$10.10
Total Return	3.20%	13.15%	(0.67)%	1.00	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$32,229	$23,871	$23,093	$90,501
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.48%	3.39%	3.49%	3.04	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.41	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.52)%	(0.53)%	(0.53)%	(0.53	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.99%	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate(9)	59%	61%	22%	3	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.98%, 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.56%, 3.45%, 3.56%, and 3.07% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended			Period from May 2, 2011 through
Hatteras Long/Short Debt Fund	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.61	$9.38	$9.63	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.10)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.19)	0.58	0.60	(0.30)
Total Gain (Loss) from Investment Operations	(0.29)	0.48	0.50	(0.37)
Less Dividends and Distributions:
Net investment income	(0.17)	(0.25)	(0.45)	—
Net realized gains	—	—	(0.30)	—
Return of capital	(0.09)	—	—	—
Total Dividends and Distributions	(0.26)	(0.25)	(0.75)	—
Net Asset Value, End of Period	$9.06	$9.61	$9.38	$9.63
Total Return	(3.15)%	5.20%	5.13%	(3.70	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$73,692	$81,886	$8,772	$5,598
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.46%	3.33%	3.54%	3.31	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.88	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.00)%	(1.03)%	(1.04)%	(1.01	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.47%	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate(9)	40%	4%	30%	5	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.96%, 1.95%, and 1.86%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.56%, 3.39%, 3.59%, and 3.35% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
Hatteras Long/Short Debt Fund	Year Ended 2014	Period from October 1, 2013 through December 31, 2013(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.58	$9.46
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.17)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.19)	0.23
Total Gain (Loss) from Investment Operations	(0.36)	0.19
Less Dividends and Distributions:
Net investment income	(0.15)	(0.07)
Net realized gains	—	—
Return of capital	(0.08)	—
Total Dividends and Distributions	(0.23)	(0.07)
Net Asset Value, End of Period	$8.99	$9.58
Total Return	(3.89)%	2.06	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$37,309	$2,612
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.21%	4.03	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	3.74%	3.74	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.75)%	(1.78	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.47%	0.29	%(5)
Portfolio turnover rate(9)	40%	0	%(4)

(1)  The fund commenced operations on October 1, 2013.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the year ended December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the indirect annualized expense ratio for such expenses is 2.00%, 1.98%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the year ended December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the ratio of expenses gross of waiver is 4.31% and 4.11%, respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended			Period from May 2, 2011 through
Hatteras Long/Short Debt Fund	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.83	$9.58	$9.65	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.20)	0.59	0.61	(0.32)
Total Gain (Loss) from Investment Operations	(0.25)	0.54	0.56	(0.35)
Less Dividends and Distributions:
Net investment income	(0.20)	(0.29)	(0.33)	—
Net realized gains	—	—	(0.30)	—
Return of capital	(0.10)	—	—	—
Total Dividends and Distributions	(0.30)	(0.29)	(0.63)	—
Net Asset Value, End of Period	$9.28	$9.83	$9.58	$9.65
Total Return	(2.60)%	5.72%	5.79%	(3.50	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$351,078	$314,643	$8,894	$42,934
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	2.96%	2.83%	3.04%	2.81	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.38	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.50)%	(0.53)%	(0.54)%	(0.51	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.47%	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate(9)	40%	4%	30%	5	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.96%, 1.95%, and 1.86%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.06%, 2.89%, 3.09%, and 2.85% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended		Period from September 27, 2012 through
Hatteras Managed Futures Strategies Fund	2014	2013	December 31, 2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$7.73	$9.87	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.07)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.29)	0.70	(0.03)
Total Gain (Loss) from Investment Operations	(0.36)	0.59	(0.13)
Less Dividends and Distributions:
Net investment income	—	(2.73)	—
Total Dividends and Distributions	—	(2.73)	—
Net Asset Value, End of Period	$7.37	$7.73	$9.87
Total Return	(4.66)%	5.87%	(1.30	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$12	$10	$10
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.28%	3.16%	5.73	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.90	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.02)%	(1.04)%	(3.85	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.29%	0.17%	2.83	%(5)
Portfolio turnover rate(9)	32%	51%	0	%(4)

(1)  The fund commenced operations on September 27, 2012.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.97%, 1.97%, and 1.81%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the ratio of expenses gross of waiver is 3.35%, 3.23% and 5.73% respectively

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended		Period from September 27, 2012 through
Hatteras Managed Futures Strategies Fund	2014	2013	December 31, 2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$7.69	$9.88	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.29)	0.70	(0.03)
Total Gain (Loss) from Investment Operations	(0.33)	0.65	(0.12)
Less Dividends and Distributions:
Net investment income	—	(2.84)	—
Total Dividends and Distributions	—	(2.84)	—
Net Asset Value, End of Period	$7.36	$7.69	$9.88
Total Return	(4.29)%	6.51%	(1.20	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$340	$441	$753
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	2.78%	2.66%	5.23	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.40	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.52)%	(0.54)%	(3.35	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.29%	0.17%	2.83	%(5)
Portfolio turnover rate(9)	32%	51%	0	%(4)

(1)  The fund commenced operations on September 27, 2012.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.97%, 1.97%, and 1.81%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the ratio of expenses gross of waiver is 2.85%, 2.73% and 5.23% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended			Period from May 2, 2011 through
Hatteras Hedged Strategies Fund	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$11.10	$10.16	$9.85	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.06	1.04	0.34	(0.13)
Total Gain (Loss) from Investment Operations	0.03	1.01	0.31	(0.15)
Less Dividends and Distributions:
Net investment income	(0.16)	(0.03)	—	—
Net realized gains	(0.27)	(0.04)	—	—
Total Dividends and Distributions	(0.43)	(0.07)	—	—
Net Asset Value, End of Period	$10.70	$11.10	$10.16	$9.85
Total Return	0.28%	9.92%	3.15%	(1.50	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$279,187	$251,695	$140,304	$36,961
Ratio of expenses including dividends on short positions and interest expense to average net assets: (6)(7)(8)	3.16%	2.97%	3.18%	2.97	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.25%	2.25%	2.25%	2.21	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.26)%	(0.26)%	(0.29)%	(0.29	)%(5)
Ratio of dividends on short positions, interest expense and tax expense to average net assets:(7)	0.91%	0.72%	0.93%	0.76	%(5)
Portfolio turnover rate(9)	41%	35%	16%	8	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds Trust in which the Fund invests. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.99%, 1.96%, and 1.92%, respectively, for the annual operating expenses. See Note 5 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.26%, 3.06%, 3.24%, and 3.00% respectively.

(9)  The portfolio turnover rates shown here represent the Funds' investments in the Portfolios of UFT. For the portfolio turnover rate of the Portfolios of UFT, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hatteras Alternative Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hatteras Alternative Mutual Funds Trust, comprising Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Managed Futures Strategies Fund, and Hatteras Hedged Strategies Fund (the "Funds") as of December 31, 2014, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights for the periods ended prior to December 31, 2014, were audited by other auditors whose report dated March 3, 2014, expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and by other auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Hatteras Alternative Mutual Funds Trust as of December 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 2, 2015

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2014 (Unaudited)

As a shareholder of the Hatteras Alpha Hedged Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Managed Futures Strategies Fund, or Hatteras Hedged Strategies Fund (each a "Fund" and collectively "the Funds"), you incur two types of costs: (1) transaction costs, including sales charges and deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2014 – 12/31/2014).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The example below includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, operating services fees and interest expense. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HATTERAS ALPHA HEDGED STRATEGIES FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
No Load Class
Actual	(1.88)%	$1,000.00	$981.20	4.15%	$20.72
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,004.28	4.15%	20.97
Class A
Actual	(2.15)%	1,000.00	978.50	4.54%	22.64
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,002.32	4.54%	22.91
Class C
Actual	(2.58)%	1,000.00	974.20	5.28%	26.27
Hypothetical (5% return before expenses)	2.52%	1,000.00	998.59	5.28%	26.60
Institutional Shares
Actual	(1.99)%	1,000.00	980.10	4.02%	20.06
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,004.94	4.02%	20.32

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2014 (Unaudited) (continued)

HATTERAS LONG/SHORT EQUITY FUND

Based on Actual Total Return[1]
	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	0.78%	$1,000.00	$1,007.80	4.18%	$21.15
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,004.13	4.18%	21.12
Institutional Shares
Actual	0.86%	1,000.00	1,008.60	3.60%	18.23
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,007.06	3.60%	18.21

HATTERAS LONG/SHORT DEBT FUND

Based on Actual Total Return[1]
	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	(5.86)%	$1,000.00	$941.40	3.58%	$17.52
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,007.16	3.58%	18.11
Class C
Actual	(6.28)%	1,000.00	937.20	4.23%	20.65
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,003.88	4.23%	21.37
Institutional Shares
Actual	(5.63)%	1,000.00	943.70	3.04%	14.89
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,009.88	3.04%	15.40

HATTERAS MANAGED FUTURES STRATEGIES FUND

Based on Actual Total Return[1]
	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	2.93%	$1,000.00	$1,029.30	3.29%	$16.83
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,008.62	3.29%	16.66
Institutional Shares
Actual	3.23%	1,000.00	1,032.30	2.80%	14.34
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,011.09	2.80%	14.19

HATTERAS HEDGED STRATEGIES FUND

Based on Actual Total Return[1]
	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Institutional Shares
Actual	(2.19)%	$1,000.00	$978.10	3.30%	$16.45
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,008.57	3.30%	16.71

1  For the six-months ended December 31, 2014.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

DECEMBER 31, 2014

Event Driven

Long/Short Equity

Managed Futures Strategies

Market Neutral

Relative Value — Long/Short Debt

UNDERLYING FUNDS TRUST

For the year ended December 31, 2014

Table of Contents

Allocation of Portfolio Assets	57-66
Schedules of Investments	67-163
Statements of Assets and Liabilities	164
Statements of Operations	165
Statements of Changes in Net Assets	166
Notes to Financial Statements	167-186
Report of Independent Registered Public Accounting Firm	187
Expense Example	188

UNDERLYING FUNDS TRUST

EVENT DRIVEN

Growth of $10,000 — December 31, 2014

As of 12/31/2014	1Y	5Y1	Since Inception[1]
Event Driven	2.38%	10.32%	4.31%[2]
S&P 500 Index	13.69%	15.45%	7.68%[2]
90 Day T-Bill	0.04%	0.07%	1.13%[3]
HFRI FOF: Conservative Index	3.16%	3.25%	1.63%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2006.

3.  HFRI FOF: Conservative Index and 90 Day T-Bill for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

EVENT DRIVEN

Allocation of Portfolio Assets — December 31, 2014

Investments are a percentage of Total Net Assets.

^  Amount is less than 0.05%.

UNDERLYING FUNDS TRUST

LONG/SHORT EQUITY

Growth of $10,000 — December 31, 2014

As of 12/31/2014	1Y	5Y1	Since Inception[1]
Long/Short Equity	3.77%	4.26%	-2.33%[2]
S&P 500 Index	13.69%	15.45%	7.68%[2]
90 Day T-Bill	0.04%	0.07%	1.13%[3]
HFRI FOF: Conservative Index	3.16%	3.25%	1.63%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2006.

3.  HFRI FOF: Conservative Index and 90 Day T-Bill for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

LONG/SHORT EQUITY

Allocation of Portfolio Assets — December 31, 2014

Investments are a percentage of Total Net Assets.

^  Amount is less than 0.05%.

UNDERLYING FUNDS TRUST

MANAGED FUTURES STRATEGIES

Growth of $10,000 — December 31, 2014

As of 12/31/2014	1Y	Since Inception[1]
Managed Futures Strategies	-3.83%	0.78%[2]
S&P 500 Index	13.69%	6.63%[2]
HFRX Macro: Systematic Diversified CTA Index	3.16%	-2.61%[3]

1.  Average annual total return.

2.  Inception date: 9/28/2011.

3.  HFRX Macro: Systematic Diversifed CTA Index for the period beginning 9/28/2011.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on September 28, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

MANAGED FUTURES STRATEGIES

Allocation of Consolidated Portfolio Assets — December 31, 2014

Investments are a percentage of Total Net Assets.

UNDERLYING FUNDS TRUST

MARKET NEUTRAL

Growth of $10,000 — December 31, 2014

As of 12/31/2014	1Y	5Y1	Since Inception[1]
Market Neutral	-3.90%	-1.36%	-2.01%[2]
S&P 500 Index	13.69%	15.45%	7.68%[2]
90 Day T-Bill	0.04%	0.07%	1.13%[3]
HFRI FOF: Conservative Index	3.16%	3.25%	1.63%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2006.

3.  HFRI FOF: Conservative Index and 90 Day T-Bill for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

MARKET NEUTRAL

Allocation of Portfolio Assets — December 31, 2014

Investments are a percentage of Total Net Assets.

UNDERLYING FUNDS TRUST

RELATIVE VALUE — LONG/SHORT DEBT

Growth of $10,000 — December 31, 2014

As of 12/31/2014	1Y	5Y1	Since Inception[1]
Relative Value — Long/Short Debt	-2.12%	4.72%	0.67%[2]
S&P 500 Index	13.69%	15.45%	6.63%[2]
90 Day T-Bill	0.04%	0.07%	0.62%[3]
HFRI FOF: Conservative Index	3.16%	3.25%	0.80%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2007.

3.  HFRI FOF: Conservative Index and 90 Day T-Bill for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2007 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

RELATIVE VALUE — LONG/SHORT DEBT

Allocation of Portfolio Assets — December 31, 2014

Investments are a percentage of Total Net Assets.

^  Amount is less than 0.05%.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks — 76.9%
Aerospace & Defense — 1.2%
Klx, Inc.[a]	71,443	$2,947,024
Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.[a]	73,547	629,562
Airlines — 2.6%
American Airlines Group, Inc.†	26,234	1,406,930
Delta Air Lines, Inc.	39,418	1,938,971
United Continental Holdings, Inc.a,†	41,647	2,785,768
Total Airlines		6,131,669
Auto Components — 5.0%
American Axle & Manufacturing Holdings, Inc.a,†	182,243	4,116,869
Cooper Tire & Rubber Co.	25,018	866,873
Jason Industries, Inc.a,†	183,302	1,805,525
Lear Corp.	150	14,712
Martinrea International, Inc.	419,314	3,742,715
The Goodyear Tire & Rubber Co.	46,768	1,336,162
Total Auto Components		11,882,856
Automobiles — 1.1%
AutoCanada, Inc.	2,300	88,096
General Motors Co.	73,029	2,549,442
Total Automobiles		2,637,538
Banks — 0.3%
CIT Group, Inc.†	15,391	736,151
Citigroup, Inc.	1,533	82,951
Total Banks		819,102
Beverages — 1.4%
Coca-Cola Co.†	42,910	1,811,660
Cott Corp.†	171,645	1,180,918
Molson Coors Brewing Co.	3,811	283,996
Total Beverages		3,276,574
Biotechnology — 0.2%
Cubist Pharmaceuticals, Inc.[a]	5,260	529,419
Capital Markets — 0.7%
Ashford, Inc.[a]	17,289	1,625,166
Chemicals — 12.6%
Advanced Emissions Solutions Inc.[a]	55,714	1,269,722
Auriga Industries	1,500	74,643
Canexus Corp.	361,076	1,013,176
Ferro Corp.a,†	450,880	5,843,405
Innophos Holdings, Inc.†	100,150	5,853,768
Kraton Performance Polymers, Inc.a,†	6,323	131,455
Methanex Corp.	42,381	1,942,321
OCI Partners LP	107,846	1,725,536
OM Group, Inc.†	228,246	6,801,731
Orion Engineered Carbons SA†	193,468	3,287,021

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Chemicals — 12.6% (continued)
Penford Corp.[a]	1,000	$18,690
Sensient Technologies Corp.†	35,629	2,149,854
Total Chemicals		30,111,322
Commercial Banks — 0.1%
Bank Kentucky Financial Corp.	2,500	120,675
Blue Hills Bancorp, Inc.[a]	16,782	227,900
Total Commercial Banks		348,575
Commercial Services & Supplies — 0.2%
Casella Waste Systems, Inc.[a]	108,549	438,538
Communications Equipment — 0.1%
Eltek Asa	5,300	8,249
Riverbed Technology, Inc.[a]	7,500	153,075
Total Communications Equipment		161,324
Construction & Engineering — 0.5%
Badger Daylighting Ltd.	48,762	1,110,135
Construction Materials — 1.2%
Cemex SAB de CV — ADR[a]	273,285	2,784,774
Vicwest, Inc.	5,000	53,968
Vulcan Materials Co.	600	39,438
Total Construction Materials		2,878,180
Consumer Finance — 0.4%
Ally Financial, Inc.a,†	12,850	303,517
Nelnet, Inc.	14,520	672,712
Total Consumer Finance		976,229
Containers & Packaging — 4.2%
DS Smith PLC	536,630	2,676,062
Graphic Packaging Holding Co.a,†	275,846	3,757,022
Intertape Polymer Group, Inc.	219,651	3,518,424
Total Containers & Packaging		9,951,508
Diversifed Financial Services — 0.2%
Nomad Holdings Ltd.[a]	42,402	459,931
Diversified Consumer Services — 0.8%
Enercare, Inc.†	156,905	1,958,274
Diversified Financial Services — 0.1%
Gain Cap Holdings, Inc.	31,913	287,855
Diversified Telecommunication Services — 2.2%
Jazztel PLC[a]	13,400	202,514
Level 3 Communications, Inc.[a]	54,268	2,679,754
Vivendi SA	92,004	2,290,034
Total Diversified Telecommunication Services		5,172,302
Electric Utilities — 0.0%
Iberdrola SA	9	61

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Electronic Equipment, Instruments & Components — 0.1%
OSI Systems, Inc.[a]	2,200	$155,694
Viasystems Group, Inc.[a]	3,000	48,840
Total Electronic Equipment, Instruments & Components		204,534
Energy Equipment & Services — 1.1%
Baker Hughes, Inc.	600	33,642
Dresser-Rand Group, Inc.[a]	2,000	163,600
Hercules Offshore, Inc.[a]	131,503	131,503
North American Energy Partners, Inc.	590,274	1,853,461
Ocean Yield ASA	89,654	529,138
Total Energy Equipment & Services		2,711,344
Food Products — 0.1%
Chiquita Brands International, Inc.[a]	20,928	302,619
GrainCorp Ltd.	5,000	33,533
Total Food Products		336,152
Health Care Equipment & Supplies — 0.3%
Alere, Inc.[a]	3,000	114,000
Human Touch (Acquired 08/12/2009 through 10/01/2013, Cost $97,925)[a,d,e]	394	9,208
ICU Medical, Inc.[a]	400	32,760
Symmetry Surgical, Inc.[a]	40,364	314,436
Volcano Corp.[a]	17,000	303,960
Total Health Care Equipment & Supplies		774,364
Hotels, Restaurants & Leisure — 7.7%
Belmond Ltd.[a]	6,000	74,220
Bob Evans Farms, Inc.	3,041	155,638
Churchill Downs, Inc.	14,948	1,424,544
ClubCorp Holdings, Inc.†	239,844	4,300,403
Diamond Resorts International, Inc.a,†	231,534	6,459,799
Imvescor Restaurant Group	111,035	160,560
International Game Technology	131,940	2,275,965
Marriott International, Inc.†	1	78
SeaWorld Entertainment, Inc.	56,581	1,012,800
Town Sports International Holdings, Inc.	297,464	1,769,911
Vail Resorts, Inc.	9,093	828,645
Total Hotels, Restaurants & Leisure		18,462,563
Household Durables — 1.6%
Blyth, Inc.	4,000	36,600
Nobility Homes, Inc.[a]	4,000	43,000
WCI Communities, Inc.[a]	196,028	3,838,228
Total Household Durables		3,917,828
Household Products — 1.0%
Central Garden and Pet Co.[a]	250,553	2,392,781
Independent Power and Renewable Electricity Producers — 0.2%
Mytrah Energy Ltd.[a]	436,230	517,431
Insurance — 1.5%
Aspen Insurance Holdings Ltd.	1,000	43,770
Assured Guaranty Ltd.	63,235	1,643,478
Genworth Financial, Inc. — Class Aa	68,840	585,140
MBIA, Inc.[a]	45,383	432,954
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Insurance — 1.5% (continued)
National Interstate Corp.	8,700	$259,260
Protective Life Corp.	7,000	487,550
Total Insurance		3,452,152
IT Services — 0.1%
Alliance Data Systems Corp.[a]	1	215
Sapient Corp.[a]	10,000	248,800
Total IT Services		249,015
Machinery — 2.2%
Wabash National Corp.a,†	421,968	5,215,525
Marine — 0.2%
Ultrapetrol Bahamas Ltd.[a]	222,970	477,156
Media — 1.8%
Carmike Cinemas, Inc.a,†	72,422	1,902,526
PubliGroupe AG	300	63,609
Salem Communications Corp. — Class A	26,054	203,742
Tribune Media Co.[a]	34,419	2,057,224
Total Media		4,227,101
Metals & Mining — 1.8%
Camino Minerals Corp.[a]	400	34
Kaiser Aluminum Corp.	42	3,000
Primero Mining Corp.[a]	15,368	59,128
Suncoke Energy Partners LP†	28,027	760,373
SunCoke Energy, Inc.†	29,910	578,459
TimkenSteel Corp.†	80,263	2,972,139
Total Metals & Mining		4,373,133
Multiline Retail — 0.0%
Family Dollar Stores, Inc.	1,000	79,210
Oil, Gas & Consumable Fuels — 3.2%
Alvopetro Energy Ltd.[a]	40,000	14,632
Atlas Energy LP†	88,300	2,750,545
Gulf Coast Ultra Deep Royalty Trust[a]	60,000	76,200
Hallador Energy Co.	43,392	477,746
Long Run Exploration Ltd.	132,917	171,609
Penn West Petroleum Ltd.†	698,191	1,452,369
Rock Energy, Inc.[a]	568,285	1,707,105
SemGroup Corp.	9,422	644,371
Whiting Petroleum Corp.[a]	3,000	99,000
World Point Terminals LP	6,419	129,150
Total Oil, Gas & Consumable Fuels		7,522,727
Paper & Forest Products — 1.7%
Wausau Paper Corp.†	113,182	1,286,879
Western Forest Products, Inc.	1,187,385	2,759,459
Total Paper & Forest Products		4,046,338
Pharmaceuticals — 0.3%
Taro Pharmaceutical Industries Ltd.a,†	5,173	766,587

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Real Estate Investment Trusts (REITs) — 1.9%
Ares Commercial Real Estate Corp.†	60,739	$697,284
Colony Financial, Inc.	4,380	104,332
Dream Office Real Estate Investment Trust	145,939	3,159,206
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	40,515	576,528
Total Real Estate Investment Trusts (REITs)		4,537,350
Real Estate Management & Development — 0.2%
RE/MAX Holdings, Inc.	13,247	453,710
Road & Rail — 5.3%
AMERCO†	12,929	3,675,198
Con-way, Inc.†	68,151	3,351,666
Hertz Global Holdings, Inc.[a]	149,532	3,729,328
Quality Distribution, Inc.[a]	52,360	557,110
Swift Transportation Co.[a]	46,300	1,325,569
Total Road & Rail		12,638,871
Semiconductors & Semiconductor Equipment — 2.6%
Micron Technology, Inc.a,†	149,686	5,240,507
SunEdison Semiconductor Ltd.[a]	47,197	876,448
Total Semiconductors & Semiconductor Equipment		6,116,955
Software — 2.4%
Actuate Corp.[a]	57,608	380,213
CDK Global, Inc.	129,615	5,283,107
Total Software		5,663,320
Specialty Retail — 0.5%
Chico's FAS, Inc.	62,187	1,008,051
PetSmart, Inc.	1,800	146,331
Total Specialty Retail		1,154,382
Thrifts & Mortgage Finance — 0.5%
Clifton Bancorp, Inc.	61,332	833,502
Kearny Financial Corp.[a]	2,600	35,750
Waterstone Financial, Inc.	14,922	196,224
Total Thrifts & Mortgage Finance		1,065,476
Trading Companies & Distributors — 0.6%
NOW, Inc.a,†	59,916	1,541,639
Transportation Infrastructure — 2.1%
Macquarie Infrastructure Co. LLC†	27,877	1,981,776
Wesco Aircraft Holdings, Inc.a,†	223,495	3,124,460
Total Transportation Infrastructure		5,106,236
Wireless Telecommunication Services — 0.5%
China Mobile Ltd. — ADR†	18,970	1,115,815
Total Common Stocks (Cost $169,764,616)		183,452,839
Preferred Stocks — 0.0%
Human Touch — Series B, 0.000% (Aquired 08/12/2009 through 10/01/2013, Cost $195,800)[a,d,e]	787	18,417
Total Preferred Stocks (Cost $195,800)		18,417

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Convertible Bonds — 0.4%
Consumer Finance — 0.3%
Atlanticus Holdings Corp.
5.875%, 11/30/2035	$2,000,000	$817,500
IT Services — 0.1%
ModusLink Global Solutions, Inc.
5.250%, 03/01/2019 (Acquired 10/14/2014, Cost $209,953)[b]	245,000	219,122
Total Convertible Bonds (Cost $1,031,189)		1,036,622
Corporate Bonds — 6.1%
Containers & Packaging — 0.9%
Ardagh Finance Holdings SA
8.625%, 06/15/2019 (Acquired 06/06/2014 through 12/15/2014, Cost $2,130,394)[b]	2,087,686	2,056,371
Hotels, Restaurants & Leisure — 1.2%
Caesar's Entertainment Resort Properties LLC
11.000%, 10/01/2021 (Acquired 09/27/2013 through 03/26/2014, Cost $3,264,267)[b]	3,215,000	2,925,650
Household Products — 0.4%
Reynolds Group Issuer, Inc./Reynold's Group Issuer LLC
9.875%, 08/15/2019	900,000	954,000
Metals & Mining — 0.0%
Aleris International, Inc.
10.000%, 12/15/2016 (Aquired 5/27/2010, Cost $6,850)[e,f]	1,000,000	5,330
Oil, Gas & Consumable Fuels — 1.9%
Endeavour International Corp.
12.000%, 03/01/2018f,†	609,613	228,605
NGPL PipeCo LLC
7.119%, 12/15/2017 (Acquired 07/18/2014, Cost $1,331,609)[b]	1,300,000	1,277,250
7.768%, 12/15/2037 (Acquired 02/05/2014 through 06/04/2014, Cost $2,719,043)[b]	2,920,000	3,022,200
Total Oil, Gas & Consumable Fuels		4,528,055
Paper & Forest Products — 1.7%
Millar Western Forest Products Ltd.
8.500%, 04/01/2021	1,650,000	1,707,750
Verso Paper Holdings LLC / Verso Paper, Inc.
11.375%, 08/01/2016	925,000	679,875
11.750%, 01/15/2019	1,850,000	1,572,500
Total Paper & Forest Products		3,960,125
Total Corporate Bonds (Cost $14,686,154)		14,429,531
Bank Loans — 0.6%
Gymboree Corp.
5.000%, 02/23/2018[c]	325,000	210,980
Transtar Industries 2nd Lien
10.000%, 10/09/2019[c]	1,350,000	1,323,000
Total Bank Loans (Cost $1,510,389)		1,533,980
Escrow Notes — 0.0%
AMR Corp.[a,d]	23,290	0
General Motors Co.a,d,†	1,200,000	0
General Motors Co.a,d,†	500,000	0
General Motors Co.a,d,†	6,000	0
Lear Corp.[a,d]	1,000,000	100

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Escrow Notes — 0.0% (continued)
Six Flags Entertainment Corp.a,d,†	$600,000	$0
Smurfit-Stone Container Corp.a,d,†	7,125	0
Total Escrow Notes (Cost $0)		100
	Shares
Closed End Funds — 1.0%
Invesco Senior Income Trust†	535,966	2,444,005
Total Closed End Funds (Cost $2,656,420)		2,444,005
Rights — 0.1%
Ambit Biosciences Corp.[a,d]	1,500	900
ArthroCare Corp.[a,d]	15,000	5,250
Chelsea Therapeutics International Ltd.[a,d]	1,000	110
Clinical Data, Inc.[a,d]	18,000	17,100
Optimer Pharmaceuticals, Inc.[a,d]	71,885	38,099
Cubist Pharmaceuticals, Inc.[a]	5,000	200
Durata Therapeutics, Inc.[a,d]	10,000	11,600
Furiex Pharmaceuticals Inc.[a]	1,000	9,770
Gerber Scientific, Inc.[a,d]	30,000	0
Leap Wireless International, Inc.[a,d]	60,000	151,200
Omthera Pharmaceuticals[a,d]	100	60
Trius Therapeutics, Inc.[a,d]	70,000	9,100
Total Rights (Cost $10,583)		243,389
Warrants — 0.2%
Alpha Bank AE
Expiration December 2017, Exercise Price: $0.45[a]	311,885	354,753
Hudbay Minerals-cw 18 Warrants
Expiration July 2018, Exercise Price: $15.00[a]	2,550	2,283
Jason Industries, Inc.
Expiration June 2019, Exercise Price: $12.00a,†	52,985	63,582
Nomad Holdings Ltd.
Expiration April 2017, Exercise Price: $11.50[a]	117,806	60,670
Total Warrants (Cost $656,425)		481,288
	Contracts
Purchased Options — 0.1%
Call Options — 0.0%
Coca-Cola Co.
Expiration January 2015, Exercise Price: $46.00[a]	171	684
Expiration February 2015, Exercise Price: $47.00[a]	179	1,611
OM Group, Inc.
Expiration January 2015, Exercise Price: $30.00[a]	58	3,480
Total Call Options		5,775
Put Options — 0.1%
SPDR S&P 500 ETF Trust
Expiration January 2015, Exercise Price: $200.00[a]	1,758	214,476
Total Purchased Options (Cost $669,617)		220,251

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Money Market Funds — 16.2%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class
0.07%[c]	38,616,552	$38,616,552
Total Money Market Funds (Cost $38,616,552)		38,616,552
Total Investments (Cost $229,797,745) — 101.6%		242,476,974
Liabilities in Excess of Other Assets — (1.6)%		(4,046,378)
Total Net Assets — 100.0%		$238,430,596

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

a  Non-income producing.

b  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $9,500,593 which represents 4.0% of total net assets.

c  Variable Rate Security. The rate shown represents the rate at December 31, 2014.

d  Security classified as Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At December 31, 2014, the value of these securities total $261,144 which represents 0.1% of total net assets.

e  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $32,955 which represents 0.0% of total net assets.

f  Default or other conditions exist and security is not presently accruing income.

†  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $83,452,793.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014

	Shares	Value
Common Stocks — 9.6%
Air Freight & Logistics — 0.0%
Atlas Air Worldwide Holdings, Inc.	1,743	$85,930
Capital Markets — 0.4%
AGF Management Ltd.	40,318	294,629
Ashmore Group PLC	160,387	694,577
Total Capital Markets		989,206
Communications Equipment — 0.4%
Pace PLC	198,858	1,066,231
Diversified Consumer Services — 0.1%
Regis Corp.	11,103	186,086
Diversified Financial Services — 0.3%
Element Financial Corp.	48,891	595,041
Diversified Telecommunication Services — 0.0%
Straight Path Communications, Inc. — Class B	1,365	25,867
Energy Equipment & Services — 0.7%
Aspen Aerogels, Inc.	35,814	285,796
Hornbeck Offshore Services, Inc.	2,840	70,915
Transocean Ltd.	76,653	1,405,049
Total Energy Equipment & Services		1,761,760
Food & Staples Retailing — 0.7%
SUPERVALU, Inc.	128,226	1,243,792
Whole Foods Market, Inc.	7,662	386,318
Total Food & Staples Retailing		1,630,110
Food Products — 0.6%
Nestle SA	3,419	249,248
Pilgrim's Pride Corp.	32,483	1,065,118
Total Food Products		1,314,366
Health Care Equipment & Supplies — 0.0%
Cyberonics, Inc.	1,536	85,525
PhotoMedex, Inc.	18,327	28,040
Total Health Care Equipment & Supplies		113,565
Health Care Providers & Services — 0.1%
HCA Holdings, Inc.	4,563	334,879
Hotels, Resturants & Leisure — 0.0%
Pinnacle Entertainment, Inc.	1,173	26,099
Household Durables — 0.7%
Garmin Ltd.	30,900	1,632,447
Industrial Conglomerates — 1.8%
3M Co.	16,088	2,643,580
General Electric Co.	65,130	1,645,835
Total Industrial Conglomerates		4,289,415
Internet Software & Services — 0.1%
Zillow, Inc.	1,993	211,039
IT Services — 0.6%
Heartland Payment Systems, Inc.	23,449	1,265,073
Higher One Holdings, Inc.	47,784	201,171
Total IT Services		1,466,244

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Machinery — 0.1%
Kone OYJ — Class B	6,456	$293,928
Media — 0.1%
Regal Entertainment Group	5,806	124,016
Metals & Mining — 0.5%
Cliffs Natural Resources, Inc.	60,278	430,385
Primero Mining Corp.	15,368	59,128
Schnitzer Steel Industries, Inc. — Class A	28,885	651,646
Total Metals & Mining		1,141,159
Multiline Retail — 0.1%
J.C. Penney Co., Inc.	41,062	266,082
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp.	13,026	254,919
Long Run Exploration Ltd.	328,721	424,411
Seven Generations Energy — Class A	3,813	57,402
Total Oil, Gas & Consumable Fuels		736,732
Real Estate Investment Trusts (REITs) — 0.0%
Realty Income Corp.	1,375	65,601
Software — 0.1%
Rosetta Stone, Inc.	24,849	242,526
Specialty Retail — 1.7%
Foot Locker, Inc.	19,156	1,076,184
GameStop Corp.	34,662	1,171,576
Select Comfort Corp.	66,362	1,793,765
Total Specialty Retail		4,041,525
Trading Companies & Distributors — 0.2%
Veritiv Corp.	7,694	399,088
Total Common Stocks (Proceeds $23,086,777)		23,038,942
	Principal Amount
Corporate Bonds — 3.3%
Food Products — 0.8%
Hormel Foods Corp. 4.125%, 04/15/2021	$1,800,000	1,964,048
Multiline Retail — 1.2%
Sears Holdings Corp. 6.625%, 10/15/2018	3,225,000	2,967,000
Oil, Gas & Consumable Fuels — 1.3%
Hess Corp. 5.600%, 02/15/2041	2,800,000	3,002,513
Total Corporate Bonds (Proceeds $8,017,619)		7,933,561

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Exchange Traded Funds — 21.0%
CurrencyShares Euro Trust	38,466	$4,582,839
Energy Select Sector SPDR Fund	25,093	1,986,362
iShares 20+ Year Treasury Bond ETF	4,660	586,787
Ishares Core S&P 500 ETF	30,657	6,342,933
iShares MSCI Emerging Markets ETF	27,006	1,061,066
iShares MSCI United Kingdom ETF	116,779	2,105,525
iShares Russell 2000 ETF	98,455	11,782,110
SPDR Barclays Capital High Yield Bond ETF	12,171	469,922
SPDR KBW Regional Banking ETF	4,243	172,690
SPDR S&P 500 ETF Trust	36,779	7,558,085
SPDR S&P MidCap 400 ETF Trust	45,893	12,114,375
SPDR S&P Bank ETF	16,250	545,188
Utilities Select Sector SPDR Fund	15,208	718,122
Total Exchange Traded Funds (Proceeds $50,445,185)		50,026,004
	Principal Amount
Foreign Government Notes/Bonds — 0.6%
France Government Bond 3.500%, 04/25/2026	$899,000	1,374,879
Total Foreign Government Notes/Bonds (Proceeds $1,283,228)		1,374,879
Total Securities Sold Short (Proceeds $82,832,809) — 34.5%		$82,373,386

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SCHEDULE OF OPTIONS WRITTEN

December 31, 2014

	Contracts	Value
Call Options
American Airlines Group, Inc.
Expiration: January 2015, Exercise Price: $53.50	38	$2,090
Expiration: January 2015, Exercise Price: $54.50	38	608
Vodafone Group
Expiration: January 2015, Exercise Price: $50.00	218	1,853
Total Call Options		4,551
Put Options
3M Co.
Expiration: January 2015, Exercise Price: $165.00	30	1,680
Advanced Emissions Solutions, Inc.
Expiration: January 2015, Exercise Price: $17.50	20	300
iShares Russell 2000 ETF
Expiration: January 2015, Exercise Price: $108.00	539	270
iShares U.S. Real Estate ETF
Expiration: January 2015, Exercise Price: $71.00	161	1,771
Energy Select Sector SPDR Fund
Expiration: January 2015, Exercise Price: $78.00	30	30
Expiration: January 2015, Exercise Price: $78.50	61	1,830
SPDR S&P 500 ETF Trust
Expiration: January 2015, Exercise Price: $195.00	153	153
Expiration: January 2015, Exercise Price: $190.00	231	9,702
Expiration: January 2015, Exercise Price: $191.00	458	21,526
Expiration: January 2015, Exercise Price: $192.00	534	27,234
Expiration: January 2015, Exercise Price: $193.00	305	17,080
Expiration: January 2015, Exercise Price: $194.00	305	18,910
Transocean Ltd.
Expiration: January 2015, Exercise Price: $18.00	77	924
Total Put Options		101,410
Total Options Written (Premiums received $378,033) — 0.0%		$105,961

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

SWAP CONTRACTS

December 31, 2014

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Value	Moody's Rating of Reference Entity	Maximum Potential Future Payment (Receipt)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)

Credit Default Swap Buy Contracts

BNP Paribas	Markit CDX.NA.HY.19[a]	Buy	(5.00%)	12/20/2017	$2,000,000	B1	$(2,000,000)	$(11,101)	$(126,425)
BNP Paribas	Markit CDX.NA.HY.21[a]	Buy	(5.00%)	12/20/2018	2,000,000	B1	(2,000,000)	(67,447)	(77,069)
Total Credit Default Swap Buy Contracts									(203,494)

Credit Default Swap Sell Contracts

BNP Paribas	Markit CDX.NA.HY.19[a]	Sell	5.00%	12/20/2017	2,000,000	B1	2,000,000	93,137	44,388
BNP Paribas	Markit CDX.NA.HY.21[a]	Sell	5.00%	12/20/2018	2,000,000	B1	2,000,000	158,520	(14,003)
Total Credit Default Swap Sell Contracts									30,385
Total Credit Default Swap Contracts — 0.1%									$(173,109)

a  Markit CDX North American High Yield Index

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
EVENT DRIVEN

FORWARD CONTRACTS

December 31, 2014

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2014	Currency to be Received	U.S. $ Value December 31, 2014	Unrealized Appreciation (Depreciation)
1/30/15	U.S. Bank	1,550,000 Canadian Dollars	$1,333,253	1,332,416 U.S. Dollars	$1,332,416	$(837)
3/31/15	BNP Paribas S.A.	1,400,000 Canadian Dollars	1,202,615	1,263,196 U.S. Dollars	1,263,196	60,581
6/30/15	BNP Paribas S.A.	1,400,000 Canadian Dollars	1,200,056	1,195,355 U.S. Dollars	1,195,356	(4,700)
1/30/15	U.S. Bank	250,000 Euros	302,612	305,050 U.S. Dollars	305,050	2,438
Total Forward Contracts — 0.0%			$4,038,536		$4,096,018	$57,482

The accompanying notes are an integral part of these financial statements.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$220,251
Written Options			Written option contracts, at value	$105,961
Total Equity Contracts		$220,251		$105,961
Foreign Exchange Contracts:
Forward Contracts	Unrealized appreciation on forward contracts*	$63,019	Unrealized depreciation on forward contracts*	$5,537
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized gain on swap contracts**	296,045	Swap payments received & unrealized loss on swap contracts**	296,045
Total Derivatives		$579,315		$407,543

*  Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.

**  Value includes both the unrealized gain/loss on swaps and the upfront payments paid or received on the swaps.

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments in Unaffiliated Issuers)	$(4,093,044)
Written Options	3,125,658
Total Equity Contracts	$(967,386)
Foreign Exchange Contracts:
Forward contracts	$818,292
Credit Contracts:
Swap contracts	(89,205)
Total Realized Gain (Loss) on Derivatives	$(238,299)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Issuers)	$(397,701)
Written Options	225,029
Total Equity Contracts	$(172,672)
Foreign Exchange Contracts:
Forward contracts	$176,517
Credit Contracts:
Swap contracts	22,102
Total Change in Unrealized Appreciation (Depreciation) on Derivatives	$25,947

The accompanying notes are an integral part of these financial statements.

The average quarterly values of purchased and written options during the year ended December 31, 2014, were as follows:

Purchased options	$568,358
Written options	$365,725

The average quarterly notional amounts of swaps and forward contracts during the year ended December 31, 2014, were as follows:

Swaps	$6,000,000
Forward Contracts	$23,534,830

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2014 :

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$176,734,927	$6,708,704	(1)	$9,208	(2)	$183,452,839
Preferred Stocks	—	—		18,417		18,417
Convertible Bonds	—	1,036,622		—		1,036,622
Corporate Bonds	—	14,429,531		—		14,429,531
Bank Loans	—	1,533,980		—		1,533,980
Escrow Notes	—	—		100		100
Closed End Funds	2,444,005	—		—		2,444,005
Rights	200	9,770		233,419		243,389
Warrants	481,288	—		—		481,288
Purchased Options	216,771	3,480		—		220,251
Money Market Funds	38,616,552	—		—		38,616,552
Total Long Investments in Securities	$218,493,743	$23,722,087		$261,144		$242,476,974
Securities Sold Short:
Common Stocks	$20,734,958	$2,303,984	(1)	$—		$23,038,942
Corporate Bonds	—	7,933,561		—		7,933,561
Exchange Traded Funds	50,026,004	—		—		50,026,004
Foreign Government Notes/Bonds	—	1,374,879		—		1,374,879
Total Securities Sold Short	$70,760,962	$11,612,424		$—		$82,373,386
Written Options	$101,767	$4,194		$—		$105,961
Other Financial Instruments(3)
Credit Default Swap Buy Contracts	$—	$(203,494)		$—		$(203,494)
Credit Default Swap Sell Contracts	—	30,385		—		30,385
Forward Contracts	57,482	—		—		57,482
Total Other Financial Instruments	$57,482	$(173,109)		$—		$(115,627)

Below are the transfers into or out of Levels 1 and 2 during the year ended December 31, 2014 :

	Long Securities	Securities Sold Short
Transfers into Level 1	$—	$—
Transfers out of Level 1	2,709,656	1,760,808
Net Transfers in and/(out) of Level 1	$(2,709,656)	$(1,760,808)
Transfers into Level 2	$2,709,656	$1,760,808
Transfers out of Level 2	—	—
Net Transfers in and/(out) of Level 2	$2,709,656	$1,760,808

The accompanying notes are an integral part of these financial statements.

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on December 31, 2014. See Note 2 in the Notes to Financial Statements.

Transfers between levels are recognized at the end of the reporting period.

(1)  The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Capital Markets	$—	$694,577
Communications Equipment	—	1,066,231
Containers & Packaging	2,676,062
Diversifed Financial Services	459,931
Diversified Telecommunication Services	2,492,548	—
Electric Utilities	61	—
Energy Equipment & Services	529,138	—
Food Products	33,533	249,248
Independent Power and Renewable Electricity Producers	517,431	—
Machinery	—	293,928
	$6,708,704	$2,303,984

(2)  The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Health Care Equipment & Supplies	$9,208
$9,208

(3)  Includes cumulative appreciation/depreciation on Other Financial Instruments as reported in their respective Schedules.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at fair value
Balance as of December 31, 2013	$427,853
Accrued discounts/premiums	3,502
Realized gain (loss)	7,832
Change in unrealized appreciation	174,259
Purchases	1,016,393
Sales	(1,365,565)
Transfer out of Level 3	(3,130)
Balance as of December 31, 2014	$261,144
Change in unrealized appreciation/ (depreciation) during the period for level 3 investments held at December 31, 2014	$(108,508)

The accompanying notes are an integral part of these financial statements.

The following provides information regarding the valuation techniques, inputs used, and other information related to the fair value of Level 3 investments as of December 31, 2014.

Type of Security	Fair Value at 12/31/2014	Valuation Techniques	Unobservable Input	Range
Common Stocks	$9,208	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%
Preferred Stocks	18,417	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%
Escrow	100	Consensus pricing	Third party & broker quoted inputs	NA
Rights	233,419	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

The significant unobservable inputs used in the fair value measurement of the Portfolio's rights are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Portfolio's common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the Portfolio's third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust. The Adviser develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2014:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Credit Default Swap Contracts	$44,388	$—	$44,388	$(44,388)	$—	$—
Forward Contracts	63,019	—	63,019	(5,537)	—	57,482
	$107,407	$—	$107,407	$(49,925)	$—	$57,482

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Written Options	$105,961	$—	$105,961	$—	$(105,961)	$—
Credit Default Swap Contracts	217,497	—	217,497	(44,388)	(173,109)	—
Forward Contracts	5,537	—	5,537	(5,537)	—	—
	$328,995	$—	$328,995	$(49,925)	$(279,070)	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks — 78.5%
Air Freight & Logistics — 0.4%
XPO Logistics, Inc.[a]	33,513	$1,370,011
Airlines — 2.4%
American Airlines Group, Inc.	40,928	2,194,969
Delta Air Lines, Inc.	106,923	5,259,542
Hawaiian Holdings, Inc.[a]	17,142	446,549
Japan Airlines Co.	24,290	720,176
Total Airlines		8,621,236
Auto Components — 0.5%
Cooper Tire & Rubber Co.	8,465	293,312
Motorcar Parts of America, Inc.a,†	51,397	1,597,933
Total Auto Components		1,891,245
Automobiles — 0.8%
General Motors Co.	81,118	2,831,829
Banks — 0.6%
Green Bancorp, Inc.a,†	87,649	1,055,294
Triumph Bancorp, Inc.a,†	73,069	990,085
Total Banks		2,045,379
Biotechnology — 4.1%
Alexion Pharmaceuticals, Inc.a,†	16,175	2,992,860
Auspex Pharmaceuticals, Inc.[a]	27,604	1,448,658
Bluebird Bio, Inc.[a]	11,110	1,019,009
Enanta Pharmaceuticals, Inc.a,†	57,710	2,934,553
Medivation, Inc.a,†	18,170	1,809,914
Receptos, Inc.a,†	17,530	2,147,600
Synageva BioPharma Corp.a,†	14,050	1,303,700
Vertex Pharmaceuticals, Inc.a,†	11,845	1,407,186
Total Biotechnology		15,063,480
Building Products — 0.7%
AO Smith Corp.†	35,100	1,979,991
Trex Co., Inc.a,†	16,378	697,375
Total Building Products		2,677,366
Capital Markets — 1.1%
HFF, Inc.†	61,553	2,210,984
NorthStar Asset Management Group†	85,415	1,927,816
Total Capital Markets		4,138,800
Chemicals — 4.4%
Air Products & Chemicals, Inc.†	15,600	2,249,988
CF Industries Holdings, Inc.†	27,224	7,419,629
LyondellBasell Industries NV	21,258	1,687,672
Novozymes A/S†	56,078	2,360,523
PPG Industries, Inc.†	5,700	1,317,555
Westlake Chemical Corp.†	14,900	910,241
Total Chemicals		15,945,608

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Commercial Services & Supplies — 0.4%
Command Security Corp.[a]	145,819	$262,474
KAR Auction Services, Inc.†	34,502	1,195,494
Mobile Mini, Inc.†	1,735	70,285
Total Commercial Services & Supplies		1,528,253
Communications Equipment — 1.3%
ADTRAN, Inc.	76,048	1,657,846
Ciena Corp.a,†	58,556	1,136,572
Commscope Holdings Co, Inc.a,†	40,807	931,624
Finisar Corp.a,†	7,614	147,788
Nokia OYJ — ADR†	118,543	931,748
Total Communications Equipment		4,805,578
Construction & Engineering — 0.5%
Badger Daylighting Ltd.	33,218	756,254
Quanta Services, Inc.[a]	31,563	896,074
Total Construction & Engineering		1,652,328
Construction Materials — 0.7%
Headwaters, Inc.a,†	64,732	970,333
Vulcan Materials Co.†	23,000	1,511,790
Total Construction Materials		2,482,123
Containers & Packaging — 0.1%
Berry Plastics Group, Inc.[a]	8,547	269,658
Diversified Consumer Services — 0.0%
Lifelock, Inc.[a]	7,559	139,917
Diversified Financial Services — 0.5%
Texas Pacific Land Trust†	5,410	638,380
Zenkoku Hosho Co.	45,970	1,304,513
Total Diversified Financial Services		1,942,893
Diversified Telecommunication Services — 1.4%
8x8 Inc.[a]	158,776	1,454,388
Cogent Communications Group, Inc.	17,138	606,514
France Telecom	9,830	167,176
Level 3 Communications, Inc.a,†	24,115	1,190,799
ORBCOMM, Inc.[a]	52,782	345,194
Telecom Argentina SA — ADR†	5,670	109,715
Telefonica Sa†	97,094	1,394,033
Total Diversified Telecommunication Services		5,267,819
Electrical Equipment — 0.4%
Enphase Energy, Inc.[a]	99,550	1,422,570
Helix Wind Corp. (Aquired 1/6/2010, Cost $355,921)[a,b]	301,628	30
Total Electrical Equipment		1,422,600
Electronic Equipment, Instruments & Components — 2.0%
Coherent, Inc.[a]	8,824	535,793
Electro Rent Corp.	43,697	613,506
Ingram Micro, Inc.a,†	49,113	1,357,483
Jabil Circuit, Inc.†	77,939	1,701,408
Methode Electronics, Inc.†	23,050	841,556

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Electronic Equipment, Instruments & Components — 2.0% (continued)
OSI Systems, Inc.a,†	21,226	$1,502,164
Rogers Corp.a,†	8,057	656,162
Total Electronic Equipment, Instruments & Components		7,208,072
Food Products — 0.6%
Marine Harvest Asa	50,350	691,327
P/f Bakkafrost	59,900	1,345,830
Total Food Products		2,037,157
Gas Utilities — 0.3%
China Gas Holdings Ltd.†	697,100	1,091,713
Health Care Equipment & Supplies — 4.0%
Abaxis, Inc.†	22,157	1,259,182
Biogen Idec, Inc.a,†	5,697	1,933,847
Edwards Lifesciences Corp.a,†	10,518	1,339,783
Globus Med, Inc.a,†	48,254	1,146,997
Intuitive Surgical, Inc.[a]	2,282	1,207,041
MGC Diagnostics Corp.[a]	21,700	138,880
Sirona Dental Systems, Inc.a,†	17,986	1,571,437
Smith & Nephew PLC — ADR†	59,589	2,189,300
The Cooper Cos, Inc.†	13,153	2,131,970
Wright Medical Group, Inc.a,†	60,151	1,616,257
Total Health Care Equipment & Supplies		14,534,694
Health Care Providers & Services — 3.5%
Catamaran Corp.a,†	28,084	1,453,347
Centene Corp.a,†	20,173	2,094,966
Community Health Systems, Inc.[a]	34,520	1,861,318
Health Net, Inc.a,†	29,856	1,598,192
Humana, Inc.†	10,976	1,576,483
Molina Healthcare, Inc.a,†	31,584	1,690,691
The Ensign Group, Inc.†	54,930	2,438,343
Total Health Care Providers & Services		12,713,340
Health Care Technology — 0.2%
IMS Health Holdings, Inc.[a]	21,348	547,363
Hotels, Restaurants & Leisure — 2.9%
Belmond Ltd.a,†	162,702	2,012,624
Brinker International, Inc.	14,744	865,325
Bob Evans Farms, Inc.†	25,723	1,316,503
ClubCorp Holdings, Inc.†	12,533	224,717
Krispy Kreme Doughnuts, Inc.[a]	66,627	1,315,217
Pinnacle Entertainment, Inc.a,†	60,004	1,335,089
Royal Caribbean Cruises Ltd.	2,776	228,826
Sonic Corp.	35,092	955,555
Unibet Group Plc.	26,110	1,649,553
Whistler Blackcomb Holdings, Inc.	45,367	801,283
Total Hotels, Restaurants & Leisure		10,704,692
Independent Power and Renewable Electricity Producers — 0.8%
Terraform Power, Inc.†	98,895	3,053,878
Insurance — 0.8%
American International Group, Inc.	55,174	3,090,296

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Internet & Catalog Retail — 0.3%
Cnova N Va,†	43,016	$340,257
Groupon, Inc.a,†	12,205	100,813
TripAdvisor, Inc.[a]	6,486	484,245
Total Internet & Catalog Retail		925,315
Internet Software & Services — 4.1%
Akamai Technologies, Inc.a,†	12,547	789,959
Autohome, Inc. — ADR[a]	7,661	278,554
Criteo SA — ADRa,†	3,018	121,988
Equinix, Inc.†	5,527	1,253,137
Facebook, Inc.a,†	29,019	2,264,062
Google, Inc.[a]	3,352	1,778,772
InterActiveCorp.	45,229	2,749,471
LinkedIn Corp.[a]	2,535	582,315
Pandora Media, Inc.a,†	31,906	568,884
Rackspace Hosting, Inc.a,†	1,971	92,262
Sms Co Ltd	36,840	386,161
Twitter, Inc.[a]	18,910	678,302
VeriSign, Inc.[a]	52,986	3,020,202
Yandex NVa	11,418	205,067
Total Internet Software & Services		14,769,136
IT Services — 3.3%
Cancom Se	37,670	1,588,942
Computer Sciences Corp.	88,184	5,560,001
Euronet Worldwide, Inc.a,†	5,583	306,506
Science Applications International Corp.	74,502	3,690,084
Transcosmos, Inc.	44,640	735,921
Total IT Services		11,881,454
Machinery — 0.4%
Pall Corp.	6,932	701,588
Wabtec Corp./DE	10,517	913,822
Total Machinery		1,615,410
Media — 0.6%
AMC Entertainment Holdings, Inc.†	8,984	235,201
DISH Network Corp.a,†	6,543	476,919
Hemisphere Media Group, Inc.a,†	5,283	71,268
Itv†	22,495	75,037
National CineMedia, Inc.†	54,683	785,795
Nexstar Broadcasting Group, Inc.†	5,487	284,172
Time Warner, Inc.	2,766	236,272
Tribune Media Co.a,†	1,555	92,942
Total Media		2,257,606
Multiline Retail — 0.5%
Ryohin Keikaku Co. Ltd.	15,630	1,926,377
Oil, Gas & Consumable Fuels — 2.1%
Bankers Petroleum Ltd[a]	123,620	346,877
Blueknight Energy Partners LP	539	3,584
BreitBurn Energy Partners LP	2,311	16,177
Calumet Specialty Products Partners LP	77,030	1,726,243
Cheniere Energy, Inc.a,†	22,300	1,569,920

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Oil, Gas & Consumable Fuels — 2.1% (continued)
Gaslog Ltd†	56,203	$1,143,731
Green Plains Renewable Energy, Inc.†	80,300	1,989,834
Parex Resources, Inc.[a]	48,300	315,127
Range Resources Corp.	8,433	450,744
Total Oil, Gas & Consumable Fuels		7,562,237
Paper & Forest Products — 0.0%
Shanghai Songrui Forestry Products, Inc. (Aquired 10/12/2009, Cost $637,496)[a,b,d]	660,000	0
Pharmaceuticals — 5.3%
Mallinckrodt Pub Ltd Co.a,†	17,546	1,737,580
Mylan, Inc.a,†	34,216	1,928,756
Nippon Shinyaku Co.	69,475	2,232,133
Perrigo Co. Plc.†	13,164	2,200,494
Shire PLC — ADR†	8,335	1,771,521
Taro Pharmaceutical Industries Ltd.[a]	27,587	4,088,118
Teva Pharmaceutical Industries Ltd. — ADR†	31,585	1,816,453
The Medicines Co.a,†	70,188	1,942,102
Zoetis, Inc.†	35,982	1,548,306
Total Pharmaceuticals		19,265,463
Professional Services — 0.4%
On Assignment, Inc.[a]	39,107	1,297,961
Real Estate Investment Trusts (REITs) — 4.0%
American Tower Corp.†	4,897	484,068
Chatham Lodging Trust†	83,121	2,408,015
Crown Castle International Corp.†	9,131	718,610
Cubesmart†	38,520	850,136
Gramercy Property Trust, Inc.†	210,001	1,449,007
Hannon Armstrong Sustainable Infrastructure Capital, Inc.†	84,000	1,195,320
Iron Mountain, Inc.†	62,122	2,401,637
Northstar Realty Finance Corp.†	76,186	1,339,350
Sovran Self Storage, Inc.†	9,918	865,048
Spirit Realty Capital, Inc.†	59,126	703,008
Sunstone Hotel Investors, Inc.†	53,366	881,073
Terreno Realty Corp.†	64,817	1,337,175
Total Real Estate Investment Trusts (REITs)		14,632,447
Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc.a,†	64,608	1,376,151
Kennedy-Wilson Holdings, Inc.†	19,888	503,166
Total Real Estate Management & Development		1,879,317
Road & Rail — 1.2%
AMERCO†	10,135	2,880,975
Hertz Global Holdings, Inc.[a]	29,409	733,461
Knight Transportation, Inc.	18,013	606,318
Landstar System, Inc.	3,814	276,629
Total Road & Rail		4,497,383
Semiconductors & Semiconductor Equipment — 7.2%
Applied Materials, Inc.†	74,601	1,859,057
Atmel Corp.a,†	28,405	238,460
Avago Technologies Ltd.†	16,296	1,639,215

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment — 7.2% (continued)
Broadcom Corp.†	54,595	$2,365,601
Canadian Solar, Inc.a,†	75,948	1,837,182
Chipmos Tech Bermuda Ltd.†	813	18,959
Cypress Semiconductor Corp.†	68,858	983,292
Ferrotec Corp.	219,818	1,158,325
Himax Technologies, Inc. — ADR†	17,135	138,108
Integrated Device Technology, Inc.a,†	35,435	694,526
Intel Corp.	6,347	230,333
Lam Research Corp.†	5,805	460,569
LMS Co Ltd	42,470	824,846
Marvell Technology Group Ltd.†	33,124	480,298
Mellanox Technologies Ltd.[a]	1,227	52,430
Micron Technology, Inc.a,†	18,359	642,749
Monolithic Power Systems, Inc.	27,087	1,347,307
RF Micro Devices, Inc.a,†	74,917	1,242,873
Silicon Motion Technology Corp. — ADR†	108,233	2,559,710
Skyworks Solutions, Inc.†	31,504	2,290,656
SunEdison, Inc.a,†	175,593	3,425,819
Tokyo Electron	18,877	1,431,447
Tower Semiconductor Ltd[a]	17,697	235,901
Total Semiconductors & Semiconductor Equipment		26,157,663
Software — 5.4%
Cadence Design System, Inc.a,†	49,107	931,560
CDK Global, Inc.†	29,652	1,208,616
FireEye, Inc.a,†	70,607	2,229,769
Microsoft Corp.†	90,431	4,200,520
Mobileiron, Inc.a,†	12,975	129,231
Monotype Imaging Holdings, Inc.	85,786	2,473,210
Oracle Corp.	10,710	481,629
Redknee Solutions, Inc.[a]	202,083	650,534
Rubicon Proj, Inc.a,†	7,345	118,548
salesforce.com, Inc.a,†	23,579	1,398,471
ServiceNow, Inc.a,†	13,511	916,721
Tableau Software, Inc.a,†	12,132	1,028,308
Take-Two Interactive Software, Inc.[a]	88,569	2,482,589
TiVo, Inc.[a]	126,430	1,496,931
Varonis Sys, Inc.[a]	1,114	36,573
Total Software		19,783,210
Specialty Retail — 1.0%
Chico's FAS, Inc.	59,906	971,076
Genesco, Inc.[a]	8,297	635,716
MarineMax, Inc.[a]	26,129	523,887
Monro Muffler Brake, Inc.	14,920	862,376
The Home Depot, Inc.	5,309	557,286
Total Specialty Retail		3,550,341
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc.†	100,272	11,068,023
EMC Corp.†	31,080	924,319
Hewlett-Packard Co.†	11,731	470,765
Immersion Corp.a,†	3,824	36,213
NCR Corp.[a]	2,662	77,571

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Technology Hardware, Storage & Peripherals — 4.8% (continued)
Nimble Storage, Inc.a,†	1,735	$47,713
QLogic Corp.[a]	962	12,814
Samsung Electronic	657	789,875
SanDisk Corp.†	17,600	1,724,448
Super Micro Computer, Inc.a,†	18,372	640,815
Western Digital Corp.†	16,720	1,850,904
Total Technology Hardware, Storage & Peripherals		17,643,460
Textiles, Apparel & Luxury Goods — 0.5%
Skechers U.S.A, Inc.a,†	7,001	386,805
Unifi, Inc.[a]	45,566	1,354,677
Total Textiles, Apparel & Luxury Goods		1,741,482
Thrifts & Mortgage Finance — 0.4%
Ladder Capital Corp.a,†	73,996	1,451,062
Trading Companies & Distributors — 0.3%
Watsco, Inc.	11,578	1,238,846
Wireless Telecommunication Services — 0.8%
RingCentral, Inc.a,†	82,204	1,226,484
T-Mobile US, Inc.a,†	59,444	1,601,421
Vodafone Group	56,692	194,376
Total Wireless Telecommunication Services		3,022,281
Total Common Stocks (Cost $259,942,329)		286,175,779
Rights — 0.0%
Furiex Pharmaceuticals Inc.a,†	17,484	170,819
Total Rights (Cost $0)		170,819
	Contracts
Purchased Options — 0.3%
Call Options — 0.1%
Amazon.com, Inc.
Expiration January 2015, Exercise Price: $310.00	76	16,112
Expiration January 2015, Exercise Price: $320.00	76	26,220
Apple, Inc.
Expiration January 2015, Exercise Price: $115.00	190	380
Expiration January 2015, Exercise Price: $117.00	90	90
Broadcom Corp.
Expiration January 2015, Exercise Price: $43.00	28	2,884
Canadian Solar, Inc.
Expiration January 2015, Exercise Price: $22.00	19	4,750
CBOE Volitility Index
Expiration January 2015, Exercise Price: $19.00	1,046	188,280
Cisco Systems, Inc.
Expiration January 2015, Exercise Price: $27.00	114	9,918
Google, Inc.
Expiration January 2015, Exercise Price: $542.50	76	760
Green Plains, Inc.
Expiration January 2015, Exercise Price: $25.00	100	13,600
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Contracts	Value
Call Options — 0.1% (continued)
iShares Russell 2000 ETF
Expiration January 2015, Exercise Price: $121.00	190	$190
Expiration January 2015, Exercise Price: $121.00	95	855
Expiration January 2015, Exercise Price: $124.00	1,000	500
Sunedison, Inc.
Expiration January 2015, Exercise Price: $22.00	9	144
T-Mobile US, Inc.
Expiration January 2015, Exercise Price: $28.00	38	228
Twitter, Inc.
Expiration January 2015, Exercise Price: $40.00	227	227
Expiration January 2015, Exercise Price: $52.50	190	190
Yahoo, Inc.
Expiration January 2015, Exercise Price: $51.50	76	304
Total Call Options		265,632
Put Options — 0.2%
Chicago Bridge & Iron Co. N.V.
Expiration January 2015, Exercise Price: $40.00	300	19,500
GoPro, Inc.
Expiration January 2015, Exercise Price: $50.00	19	513
Linn Energy LLC
Expiration January 2015, Exercise Price: $9.00	700	30,800
Expiration January 2015, Exercise Price: $12.00	300	70,500
Expiration April 2015, Exercise Price: $13.00	600	264,000
Nuverra Environmental Solutions, Inc.
Expiration March 2015, Exercise Price: $5.00	600	60,000
Seadrill Limited
Expiration January 2015, Exercise Price: $11.00	1,100	31,900
Suncor Energy, Inc.
Expiration January 2015, Exercise Price: $27.00	600	8,100
Transocean Ltd.
Expiration February 2015, Exercise Price: $17.00	2,200	314,600
United Rentals, Inc.
Expiration January 2015, Exercise Price: $95.00	100	21,000
Total Put Options		820,913
Total Purchased Options (Cost $1,589,958)		1,086,545
Money Market Funds — 20.7%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.07%[c]	75,272,466	75,272,466
Total Money Market Funds (Cost $75,272,466)		75,272,466
Total Investments (Cost $336,804,753) — 99.5%		362,705,609
Other Assets in Excess of Liabilities — 0.5%		1,745,177
Total Net Assets — 100.0%		$364,450,786

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

a  Non-income producing.

b  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $30 which represents 0.0% of total net assets.

c  Variable Rate Security. The rate shown represents the rate at December 31, 2014.

d  Security classified as Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At December 31, 2014, the value of these securities total $0 which represents 0.0% of total net assets.

†  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $141,810,977.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014

	Shares	Value
Common Stocks — 33.9%
Automobiles — 0.2%
Tesla Motors, Inc.	2,760	$613,852
Banks — 0.3%
Canadian Western Bank	29,820	840,596
Valley National Bancorp	21,543	209,183
Total Banks		1,049,779
Beverages — 0.3%
Coca-Cola Co.	10,008	422,538
Remy Cointreau SA	9,535	636,171
Total Beverages		1,058,709
Biotechnology — 0.5%
Regeneron Pharmaceuticals, Inc.	2,279	934,960
Synageva BioPharma Corp.	8,047	746,681
Total Biotechnology		1,681,641
Building Products — 0.3%
American Woodmark Corp.	22,853	924,175
Capital Markets — 0.2%
Cohen & Steers, Inc.	15,304	643,992
Chemicals — 0.8%
LSB Industries, Inc.	8,442	265,416
Methanex Corp.	19,500	893,685
Rayonier Advanced Materials, Inc.	72,000	1,605,600
Total Chemicals		2,764,701
Commercial Services & Supplies — 0.3%
Stericycle, Inc.	7,019	920,050
Communications Equipment — 0.3%
Emulex Corp.	138,993	788,090
Harmonic, Inc.	18,649	130,730
Juniper Networks, Inc.	9,851	219,874
Total Communications Equipment		1,138,694
Construction & Engineering — 0.1%
Chicago Bridge & Iron Co. NV	8,200	344,236
Consumer Finance — 0.2%
Credit Acceptance Corp.	4,394	599,386
Diversified Telecommunication Services — 0.1%
BCE, Inc.	3,803	174,406
Straight Path Communicatns, Inc. Class — B	13,320	252,414
Total Diversified Telecommunication Services		426,820
Electric Utilities — 0.2%
Southern Co.	17,600	864,336
Electrical Equipment — 0.9%
Ametek, Inc.	23,530	1,238,384
Enphase Energy, Inc.	4,953	70,778
Hexagon AB — B Shares	22,272	687,081

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Electrical Equipment — 0.9% (continued)
OSRAM Licht AG	19,415	$762,233
SolarCity Corp.	10,000	534,800
Total Electrical Equipment		3,293,276
Electronic Equipment, Instruments & Components — 0.2%
Knowles Corp.	5,931	139,675
Te Connectivity Ltd.	7,742	489,682
Total Electronic Equipment, Instruments & Components		629,357
Energy Equipment & Services — 0.8%
Bristow Group, Inc.	9,405	618,755
CARBO Ceramics, Inc.	16,275	651,814
Diamond Offshore Drilling. Inc.	12,435	456,489
Hornbeck Offshore Services, Inc.	16,150	403,266
Nuverra Environmental Solution	24,608	136,574
Seadrill Limited	20,800	248,352
Transocean Ltd.	6,900	126,477
Weatherford International PLC	32,036	366,812
Total Energy Equipment & Services		3,008,539
Food & Staples Retailing — 0.4%
Metro Ag	31,200	953,715
Woolworths Ltd.	23,730	589,681
Total Food & Staples Retailing		1,543,396
Food Products — 0.1%
Pilgrim's Pride Corp.	8,535	279,863
Sanderson Farms, Inc.	2,622	220,313
Total Food Products		500,176
Health Care Equipment & Supplies — 2.6%
Baxter International, Inc.	13,141	963,104
Becton Dickinson and Co.	5,704	793,769
Cynosure, Inc.	9,260	253,909
DENTSPLY International, Inc.	12,276	653,942
Elekta AB	88,410	903,885
Gn Store Nord	34,640	756,809
IDEXX Laboratories, Inc.	6,580	975,617
Medtronic, Inc.	14,042	1,013,832
Meridian Bioscience, Inc.	41,385	681,197
STERIS Corp.	11,932	773,790
Varian Medical Systems, Inc.	10,960	948,150
Zimmer Holdings, Inc.	7,451	845,092
Total Health Care Equipment & Supplies		9,563,096
Health Care Providers & Services — 2.1%
AmerisourceBergen Corp.	9,646	869,684
Bio-Reference Laboratories, Inc.	17,525	563,078
DaVita Healthcare Partners, Inc.	9,207	697,338
Envision Healthcare Holdings, Inc.	26,745	927,784
Express Scripts Holding Co.	9,654	817,404
Healthsouth Corp.	22,811	877,311
Henry Schein, Inc.	4,385	597,018

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Health Care Providers & Services — 2.1% (continued)
Laboratory Corp. of America Holdings	6,139	$662,398
McKesson Corp.	4,385	910,238
Patterson Cos., Inc.	14,030	674,843
Total Health Care Providers & Services		7,597,096
Health Care Technology — 0.5%
Athenahealth, Inc.	4,625	673,863
Computer Programs & Systems, Inc.	15,651	950,798
Veeva Sys, Inc.	6,080	160,573
Total Health Care Technology		1,785,234
Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	23,406	1,060,994
Choice Hotels International, Inc.	30,999	1,736,564
Royal Caribbean Cruises Ltd.	12,362	1,019,000
Total Hotels, Restaurants & Leisure		3,816,558
Household Durables — 0.6%
iRobot Corp.	20,800	722,176
Leggett & Platt, Inc.	10,168	433,258
The Ryland Group, Inc.	24,310	937,394
Total Household Durables		2,092,828
Household Products — 0.3%
Kimberly-Clark Corp.	8,509	983,130
Industrial Conglomerates — 0.2%
Danaher Corp.	9,215	789,818
Internet & Catalog Retail — 0.2%
Netflix, Inc.	2,282	779,554
Internet Software & Services — 0.6%
Cimpress NV	2,230	166,893
Dena Co Ltd.	41,480	495,496
Equinix, Inc.	4,636	1,051,120
Hortonworks, Inc.	5,419	146,313
Pandora Media, Inc.	3,553	63,350
Rocket Fuel, Inc.	2,852	45,974
Yelp, Inc.	1,147	62,776
Total Internet Software & Services		2,031,922
IT Services — 0.9%
International Business Machines Corp.	14,290	2,292,688
The Western Union Co.	48,510	868,814
Total IT Services		3,161,502
Leisure Products — 0.1%
Brunswick Corp.	8,269	423,869
Life Sciences Tools & Services — 0.7%
Illumina, Inc.	4,383	809,014
PerkinElmer, Inc.	17,108	748,133
Thermo Fisher Scientific, Inc.	7,450	933,410
Total Life Sciences Tools & Services		2,490,557

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Machinery — 1.1%
Actuant Corp.	24,900	$678,276
American Railcar Industries, Inc.	9,220	474,830
FreightCar America, Inc.	28,627	753,176
Kubota Corp.	52,230	758,107
Titan International, Inc.	67,185	714,176
Valmont Industries, Inc.	6,500	825,500
Total Machinery		4,204,065
Media — 0.9%
Cablevision Systems Corp.	20,649	426,195
CBS Corp.	8,694	481,126
Charter Communications, Inc.	3,693	615,328
Comcast Corp.	11,356	658,762
Discovery Communications, Inc.	16,197	557,987
MDC Partners, Inc.	7,852	178,397
Twenty-First Century Fox, Inc.	12,297	472,266
Total Media		3,390,061
Metals & Mining — 0.3%
Bekaert SA	30,479	966,999
Oil, Gas & Consumable Fuels — 1.3%
Crestwood Midstream Partners Ltd.	19,723	299,395
Exxon Mobil Corp.	30,695	2,837,753
Linn Energy LLC	25,000	253,250
ONEOK Partners LP	30,800	1,220,604
Total Oil, Gas & Consumable Fuels		4,611,002
Personal Products — 0.9%
Avon Products, Inc.	282,183	2,649,698
Nu Skin Enterprises, Inc.	14,435	630,810
Total Personal Products		3,280,508
Pharmaceuticals — 1.9%
Catalent, Inc.	34,198	953,440
Endo International PLC	11,680	842,362
Galenica AG	1,281	1,021,383
Johnson & Johnson	9,645	1,008,578
Novartis AG — ADR	10,869	1,007,121
Novo-Nordisk Sponsored — ADR	21,895	926,596
Orexo AB	21,653	373,071
Pacira Pharmaceuticals, Inc.	4,280	379,465
Valeant Pharmaceuticals International, Inc.	2,105	301,247
Total Pharmaceuticals		6,813,263
Real Estate Investment Trusts (REITs) — 3.6%
American Capital Agency Corp.	49,590	1,082,550
Aviv Reit, Inc.	27,061	933,063
Capstead Mortgage Corp.	40,337	495,338
Franklin Street Properties Corp.	103,908	1,274,951
Highwoods Properties, Inc.	25,160	1,114,085
Kimco Realty Corp.	55,738	1,401,253
Lexington Realty Trust	62,506	686,316
Liberty Property Trust	24,795	933,036

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Real Estate Investment Trusts (REITs) — 3.6% (continued)
MFA Financial, Inc.	56,621	$452,402
New York Mortgage Trust, Inc.	23,635	182,226
Omega Healthcare Investors, Inc.	33,638	1,314,237
Realty Inc.ome Corp.	37,527	1,790,413
Rouse Properties, Inc.	55,740	1,032,305
Washington Real Estate Investment Trust	10,052	278,038
Total Real Estate Investment Trusts (REITs)		12,970,213
Semiconductors & Semiconductor Equipment — 2.9%
Altera Corp.	1,688	62,355
Canadian Solar, Inc.	19,625	474,729
GT Advanced Technologies, Inc.	400,000	132,400
Intel Corp.	25,757	934,721
Ja Solar Holdings Co. Ltd. — ADR	115,095	942,053
KLA-Tencor Corp.	6,569	461,932
Linear Technology Corp.	20,882	952,219
Maxim Integrated Products, Inc.	3,822	121,807
Power Integrations, Inc.	27,940	1,445,616
Silicon Laboratories, Inc.	23,991	1,142,451
SunPower Corp.	32,120	829,660
Synaptics, Inc.	11,004	757,515
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	18,992	425,041
Texas Instruments, Inc.	33,989	1,817,222
Xilinx, Inc.	3,797	164,372
Total Semiconductors & Semiconductor Equipment		10,664,093
Software — 1.2%
ACI Worldwide, Inc.	17,128	345,472
Adobe Systems, Inc.	7,595	552,156
Citrix Systems, Inc.	4,455	284,229
Gemalto	7,475	610,055
Mobileye N V Amstelveen	5,678	230,300
NetSuite, Inc.	3,245	354,257
Pegasystems, Inc.	26,737	555,327
Red Hat, Inc.	11,352	784,877
Splunk, Inc.	4,830	284,729
Workday, Inc.	5,569	454,486
Total Software		4,455,888
Specialty Retail — 0.8%
Best Buy Co., Inc.	21,175	825,401
Rent-A-Center, Inc.	1,982	71,986
Select Comfort Corp.	34,030	919,831
Tractor Supply Co.	15,985	1,259,938
Total Specialty Retail		3,077,156
Technology Hardware, Storage & Peripherals — 0.8%
Lexmark International, Inc.	15,394	635,310
QLogic Corp.	50,479	672,380
SanDisk Corp.	18,307	1,793,720
Total Technology Hardware, Storage & Peripherals		3,101,410

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Textiles, Apparel & Luxury Goods — 0.3%
Oxford Industries, Inc.	1,568	$86,569
Ralph Lauren Corp.	2,795	517,522
Steven Madden, Ltd.	21,344	679,380
Total Textiles, Apparel & Luxury Goods		1,283,471
Thrifts & Mortgage Finance — 1.1%
Home Capital Group, Inc.	20,030	827,371
New York Community Bancorp, Inc.	82,517	1,320,272
People's United Financial, Inc.	127,281	1,932,126
Total Thrifts & Mortgage Finance		4,079,769
Trading Companies & Distributors — 0.8%
GATX Corp.	19,070	1,097,288
Rush Enterprises, Inc.	27,399	878,138
Titan Machinery, Inc.	40,677	567,037
United Rentals, Inc.	5,500	561,055
Total Trading Companies & Distributors		3,103,518
Total Common Stocks (Proceeds $126,766,676)		123,521,695
Exchange Traded Funds — 9.4%
Consumer Discretionary Select Sector SPDR Fund	10,538	760,317
Consumer Staples Select Sector SPDR Fund	12,311	596,960
Direxion Daily Junior Gold Miners Index Bear 3X	7,830	122,931
Direxion Daily Semiconductors Bear 3x	8,920	119,439
Industrial Select Sector SPDR Fund	19,916	1,126,648
iPATH S&P 500 VIX Short-Term Futures	7,804	245,904
iShares MSCI Australia ETF	43,232	958,453
iShares MSCI South Korea Capped ETF	10,397	574,954
iShares MSCI Taiwan ETF	20,896	315,738
ishares MSCI Turkey ETF	21,596	1,172,879
iShares Russell 2000 ETF	6,940	830,510
Market Vectors Biotech ETF	6,505	750,547
Market Vectors Semiconductor ETF	72,214	3,944,329
Materials Select Sector SPDR Fund	6,108	296,727
PowerShares NASDAQ Internet Portfolio	1,251	83,980
Powershares QQQ	41,005	4,233,766
ProShares Ultra VIX Short-Term Futures ETF	4,050	101,857
ProShares UltraPro Short Russell 2000	6,340	195,906
SPDR S&P 500 ETF Trust	76,276	15,674,718
Technology Select Sector SPDR Fund	42,045	1,738,561
VelocityShares Daily 2x VIX Short Term	35,480	97,925
VelocityShares 3x Inverse Natural Gas	33,600	270,144
Total Exchange Traded Funds (Proceeds $33,918,910)		34,213,193
Total Securities Sold Short (Proceeds $160,685,586) — 43.3%		$157,734,888

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF OPTIONS WRITTEN

December 31, 2014

	Contracts	Value
Call Options
Amazon.com, Inc.
Expiration: January 2015, Exercise Price: $315.00	76	$3,648
Apple, Inc.
Expiration: January 2015, Exercise Price: $120.00	38	38
CBOE Volatility Index
Expiration: January 2015, Exercise Price: $30.00	554	24,930
FireEye, Inc.
Expiration: January 2015, Exercise Price: $32.00	19	2,242
Google, Inc.
Expiration: January 2015, Exercise Price: $547.50	76	152
GoPro, Inc.
Expiration: January 2015, Exercise Price: $60.00	19	9,120
Expiration: January 2015, Exercise Price: $65.00	38	8,246
iShares Russell 2000 ETF
Expiration: January 2015, Exercise Price: $122.00	82	82
Expiration: January 2015, Exercise Price: $125.00	1,000	1,000
SPDR S&P 500 ETF Trust
Expiration: January 2015, Exercise Price: $208.00	106	106
Twitter, Inc.
Expiration: January 2015, Exercise Price: $41.00	113	113
Expiration: January 2015, Exercise Price: $60.00	190	95
Yahoo, Inc.
Expiration: January 2015, Exercise Price: $52.50	38	76
Total Call Options		49,848
Put Options
Barclays Bank PLC iPath S&P 500 VIX Short-Term Futures
Expiration: January 2015, Exercise Price: $27.50	19	38
Expiration: January 2015, Exercise Price: $28.00	19	38
Expiration: January 2015, Exercise Price: $28.00	19	2,090
Canadian Solar, Inc.
Expiration: January 2015, Exercise Price: $21.00	19	684
Transocean Ltd.
Expiration: February 2015, Exercise Price: $10.00	2,200	26,400
Total Put Options		29,250
Total Options Written (Premiums received $205,645)		$79,098

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SWAP CONTRACTS

December 31, 2014

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Termination Dates	Financing Rate	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Total Return Swap Contracts

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	4/1/2015 - 12/1/2015	0.910%	$1,266,644	$6,944
BNP Paribas SA	Eclat Textile Company Ltd.	Receive	12/1/2015	0.660%	45,292	(3,482)
BNP Paribas SA	Hermes Microvision, Inc.	Receive	4/1/2015 - 12/1/2015	0.910%	898,533	441,752
BNP Paribas SA	King Slide Works Co. Ltd.	Receive	2/2/2015 - 12/1/2015	0.910%	1,493,370	207,047
BNP Paribas SA	Playtech PLC	Receive	12/1/2015	1.250%	1,033,278	(141,201)
BNP Paribas SA	Momo.com, Inc.	Receive	2/1/2016	0.920%	409,592	15,065
BNP Paribas SA	PCHome Online, Inc.	Receive	2/1/2016	0.920%	398,229	(11,733)
BNP Paribas SA	Page Industires Ltd.	Receive	2/1/2016	0.920%	320,257	(9,286)
BNP Paribas SA	Eicher Motors Ltd.	Receive	2/1/2016	0.920%	317,332	2,558
Total Long Total Return Swap Contracts						$507,664

Short Total Return Swap Contracts

BNP Paribas SA	Standard Chartered PLC	Pay	5/1/2015 - 7/1/2015	0.100%	778,292	227,361
BNP Paribas SA	Ocado Group PLC	Pay	12/1/2015 - 2/1/2016	0.100%	922,806	(315,178)
BNP Paribas SA	Tesco PLC	Pay	1/4/2016 - 2/1/2016	0.100%	1,698,797	31,888
BNP Paribas SA	Circassia Pharmaceuticals	Pay	2/1/2016	-1.000%	391,368	12,846
BNP Paribas SA	Geely Automotive Holdings Ltd.	Pay	2/1/2016	-0.170%	580,637	13,102
Total Short Total Return Swap Contracts — 0.1%						$(29,981)

The accompanying notes are an integral part of these financial statements.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014 :

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$1,086,545
Written Options			Written option contracts, at fair value	$79,098
Swap Contracts	Unrealized appreciation on swap contracts	958,563	Unrealized depreciation on swap contracts	480,880
Total		$2,045,108		$559,978
Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014 :

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments in Unaffiliated Issuers)	$372,495
Written Options	229,414
Swap Contracts	(2,338,193)
Total Realized Loss on Derivatives	$(1,736,284)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Issuers)	$(540,065)
Written Options	126,547
Swap Contracts	454,558
Total Equity Contracts	$41,040

The average quarterly value of purchased and written options during the year ended December 31, 2014 were as follows:

Purchased options	$524,426
Written options	$118,773

The average quarterly notional amounts of swaps during the year ended December 31, 2014 were as follows:

Swaps	$9,505,001

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2014:

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$265,757,018	$20,418,761	(1)	$—	(3)	$286,175,779
Rights	—	170,819		—		170,819
Purchased Options	1,056,527	30,018		—		1,086,545
Money Market Funds	75,272,466	—		—		75,272,466
Total Long Investments in Securities	$342,086,011	$20,619,598		$—		$362,705,609
Securities Sold Short:
Common Stocks	$114,910,894	$8,610,801	(1)	$—		$123,521,695
Exchange Traded Funds	34,213,193	—		—		34,213,193
Total Securities Sold Short	$149,124,087	$8,610,801		$—		$157,734,888
Written Options	$79,003	$95		$—		$79,098
Other Financial Instruments(2)
Total Return Swap Buy Contracts	$—	$507,664		$—		$507,664
Total Return Swap Sell Contracts	—	(29,981)		—		(29,981)
Total Other Financial Instruments	$—	$477,683		$—		$477,683

Below are the transfers into or out of Levels 1 and 2 during the year ended December 31, 2014:

	Long Securities	Securities Sold Short
Transfers into Level 1	$—	$—
Transfers out of Level 1	1,158,325	1,394,454
Net Transfers in and/(out) of Level 1	$(1,158,325)	$(1,394,454)
Transfers into Level 2	$1,158,325	$1,394,454
Transfers out of Level 2	—	—
Net Transfers in and/(out) of Level 2	$1,158,325	$1,394,454

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on December 31, 2014. See Note 2 in the Notes to Financial Statements.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

(1)  The Common Stocks Level 2 balance consists of the value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Airlines	$720,176	$—
Beverages	—	636,171
Chemicals	2,360,523	—
Diversified Financial Services	1,304,513	—
Diversified Telecommunication Services	1,561,209	—
Electrical Equipment	30	1,449,314
Food & Staples Retailing	—	1,543,396
Food Products	2,037,157	—
Gas Utilities	1,091,713	—
Health Care Equipement & Supplies	—	756,809
Internet Software & Services	386,161	495,496
IT Services	2,324,863	—
Machinery	—	758,107
Media	75,037	—
Metals & Mining	—	966,999
Multiline Retail	1,926,377	—
Pharmaceuticals	2,232,133	1,394,454
Semiconductors & Semiconductor Equipment	3,414,618	—
Software	—	610,055
Technology, Hardware, Storage & Peripherals	789,875	—
Wireless Telecommunication Services	194,376	—
	$20,418,761	$8,610,801

(2)  Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Investments.

(3)  The Common Stocks Level 3 balance consists of the value of the associated Level 3 investments in the following industries:

Paper & Forest Products	$—
$—

The accompanying notes are an integral part of these financial statements.

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2014:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Total Return Swap Contracts	$958,563	$—	$958,563	$(480,880)	$—	$477,683
	$958,563	$—	$958,563	$(480,880)	$—	$477,683

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Written Options	$79,098	$—	$79,098	$—	$(79,098)	$—
Total Return Swap Contracts	480,880	—	480,880	(480,880)	—	—
	$559,978	$—	$559,978	$(480,880)	$(79,098)	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MANAGED FUTURES STRATEGIES

SCHEDULE OF INVESTMENTS

December 31, 2014
(Consolidated)

	Shares	Value
Money Market Funds — 67.4%
Fidelity Institutional Money Market Portfolio — Institutional Class 0.07%[a,b]	9,999,789	$9,999,789
First American Prime Obligations Fund — Class Z 0.02%[a,b]	9,919,977	9,919,977
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.07%[a,b]	9,986,845	9,986,845
Total Money Market Funds (Cost $29,906,611)		29,906,611
Other Short-Term Investment Vehicle — 11.5%
Smith Breeden Institutional Short Duration Portfolio[c]	5,000,000	5,089,155
Total Other Short-Term Investment Vehicle (Cost $5,000,000)		5,089,155
Total Investments (Cost $34,906,611) — 78.9%		34,995,766
Other Assets in Excess of Liabilities — 21.1%		9,335,369
Total Net Assets — 100.0%		$44,331,135

Percentages are stated as a percent of net assets.

a  Variable rate security. The rate shown represents the rate at December 31, 2014.

b  All or a portion of the shares have been committed as collateral for swaps.

c  Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The value of these securities total $5,089,155, which represents 11.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MANAGED FUTURES STRATEGIES

SWAP CONTRACTS

December 31, 2014
(Consolidated)

Long Total Return Swap Contracts

Counterparty	Reference Entity	Termination Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Newedge UK Financial Ltd.	Dominion Sapphire Index[a]	Indefinite	$22,000,000	$5,413,033
Newedge UK Financial Ltd.	Revolution Alpha Program Index[a]	Indefinite	21,000,000	2,223,300
Total Long Total Return Swap Contracts				$7,636,333

a  Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The unrealized appreciation/depreciation of these securities total $7,636,333, which represents 17.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

The average quarterly notional amount of swaps during the year ended December 31, 2014 were as follows:

Swaps	$32,125,000

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2014:

Description	Level 1	Level 2		Level 3	Total
Money Market Funds	$29,906,611	$—		$—	$29,906,611
Other Short-Term Investment Vehicle	—	5,089,155		—	5,089,155
Total Investments in Securities	$29,906,611	$5,089,155		$—	$34,995,766
Long Total Return Swap Contracts	$—	$7,636,333	*	$—	$7,636,333

*  Includes unrealized appreciation/depreciation on swaps contracts as reported in the Swap Contracts schedule.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2014:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral (Received) Pledged	Net Amount
Description
Total Return Swap Contracts	$7,636,333	$—	$7,636,333	$—	$(7,636,333)	$—
	$7,636,333	$—	$7,636,333	$—	$(7,636,333)	$—

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Total Return Swap Contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks — 31.9%
Communications Equipment — 2.7%
F5 Networks, Inc.[a]	7,800	$1,017,627
Infinera Corp.[a]	72,500	1,067,200
Nokia OYJ — ADR	43,400	341,124
Total Communications Equipment		2,425,951
Diversified Consumer Services — 0.9%
LifeLock, Inc.[a]	40,600	751,506
Electric Utilities — 3.9%
ALLETE, Inc.	30,500	1,681,770
Otter Tail Corp.	22,576	698,953
PNM Resources, Inc.	34,500	1,022,235
Total Electric Utilities		3,402,958
Gas Utilities — 3.1%
AGL Resources, Inc.	5,878	320,410
Questar Corp.	25,000	632,000
Southwest Gas Corp.	29,500	1,823,395
Total Gas Utilities		2,775,805
Health Care Technology — 0.5%
Vocera Communications, Inc.[a]	40,300	419,926
Internet & Catalog Retail — 0.3%
Shutterfly, Inc.[a]	6,600	275,187
Internet Software & Services — 4.4%
Borderfree, Inc.[a]	30,500	273,280
Criteo SA — ADR[a]	17,000	687,140
Equinix, Inc.	4,648	1,053,841
Intralinks Holdings, Inc.[a]	53,600	637,840
Marketo, Inc.[a]	12,700	415,544
Pandora Media, Inc.[a]	10,100	180,083
VeriSign, Inc.[a]	11,500	655,500
Total Internet Software & Services		3,903,228
IT Services — 0.4%
InterXion Holding NVa	13,700	374,558
Media — 0.4%
IMAX Corp.[a]	10,400	321,360
Multi-Utilities — 6.5%
Centerpoint Energy, Inc.	21,161	495,802
CMS Energy Corp.	36,500	1,268,375
Dominion Resources, Inc.	23,500	1,807,150
NiSource, Inc.	19,000	805,980
Sempra Energy	12,500	1,392,000
Total Multi-Utilities		5,769,307
Oil, Gas & Consumable Fuels — 0.3%
Spectra Energy Corp.	7,750	281,325
Pharmaceuticals — 0.4%
Horizon Pharma PLC[a]	29,861	384,908

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment — 4.3%
Avago Technologies Ltd.	4,300	$432,537
Ceva, Inc.[a]	23,400	424,476
Cirrus Logic, Inc.[a]	16,000	377,120
Inphi Corp.[a]	33,200	613,536
Rambus, Inc.[a]	47,800	530,102
Tessera Technologies, Inc.	40,600	1,451,856
Total Semiconductors & Semiconductor Equipment		3,829,627
Software — 1.8%
Rubicon Project, Inc.[a]	25,300	408,342
SolarWinds, Inc.[a]	9,400	468,402
TiVo, Inc.[a]	61,100	723,424
Total Software		1,600,168
Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.	7,200	794,736
QLogic Corp.[a]	70,700	941,724
Total Technology Hardware, Storage & Peripherals		1,736,460
Water Utilities — 0.0%
SJW Corp.	204	6,553
Total Common Stocks (Cost $25,469,027)		28,258,827
Convertible Preferred Stocks — 2.7%
Automobiles — 0.4%
Fiat Chrysler Automobiles NV, 7.875%[a]	2,995	321,963
Food Products — 0.6%
Tyson Foods, Inc., 4.750%	11,100	558,774
Metals & Mining — 0.6%
Alcoa, Inc., 5.375%	10,540	531,743
Oil, Gas & Consumable Fuels — 0.1%
Chesapeake Energy Corp., 5.750%	50	51,312
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp., 4.500%a,†	8,895	916,096
Total Convertible Preferred Stocks (Cost $2,341,401)		2,379,888
Preferred Stocks — 0.8%
Road & Rail — 0.8%
Genesee & Wyoming, Inc., 0.000%	6,400	742,720
Total Preferred Stocks (Cost $793,085)		742,720
	Principal Amount
Convertible Bonds — 42.8%
Air Freight & Logistics — 1.4%
UTi Worldwide, Inc. 4.500%, 03/01/2019 (Acquired 09/08/2014 through 09/10/2014, Cost $1,198,990)[b]	$1,085,000	1,198,247
Automobiles — 0.9%
Tesla Motors, Inc. 1.250%, 03/01/2021	905,000	816,197

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Biotechnology — 2.0%
Clovis Oncology, Inc. 2.500%, 09/15/2021 (Acquired 09/04/2014 through 10/23/2014, Cost $515,131)b,†	$500,000	$572,188
Isis Pharmaceuticals, Inc. 1.000%, 11/15/2021 (Acquired 11/12/2014, Cost $285,000)[b]	285,000	319,734
Medivation, Inc. 2.625%, 04/01/2017	205,000	397,572
Orexigen Therapeutics, Inc. 2.750%, 12/01/2020	445,000	442,219
Total Biotechnology		1,731,713
Capital Markets — 0.6%
Cowen Group, Inc. 3.000%, 03/15/2019 (Acquired 05/12/2014 through 07/17/2014, Cost $530,701)b,†	505,000	543,191
Communications Equipment — 2.0%
Ciena Corp. 4.000%, 12/15/2020†	810,000	1,003,894
Palo Alto Networks, Inc. 0.000%, 07/01/2019 (Acquired 06/25/2014 through 12/16/2014, Cost $637,284)[b]	580,000	732,612
Total Communications Equipment		1,736,506
Consumer Finance — 0.6%
PRA Group Inc. 3.000%, 08/01/2020	460,000	515,487
Electrical Equipment — 0.5%
SolarCity Corp. 2.750%, 11/01/2018	395,000	425,859
Energy Equipment & Services — 1.8%
Bristow Group, Inc. 3.000%, 06/15/2038†	570,000	592,800
Hornbeck Offshore Services, Inc. 1.500%, 09/01/2019†	1,200,000	997,500
Total Energy Equipment & Services		1,590,300
Health Care Equipment & Supplies — 0.8%
Insulet Corp. 2.000%, 06/15/2019†	515,000	605,769
Spectranetics Corp. 2.625%, 06/01/2034	70,000	89,775
Total Health Care Equipment & Supplies		695,544
Health Care Providers & Services — 0.6%
Brookdale Senior Living, Inc. 2.750%, 06/15/2018†	395,000	537,941
Hotels, Restaurants & Leisure — 0.9%
MGM Resorts International 4.250%, 04/15/2015	707,000	834,260
Household Durables — 1.3%
Jarden Corp. 1.875%, 09/15/2018†	300,000	470,437
Lennar Corp. 2.750%, 12/15/2020 (Acquired 08/19/2014, Cost $602,618)[b]	340,000	686,800
Total Household Durables		1,157,237

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Internet & Catalog Retail — 0.8%
The Priceline Group, Inc. 1.000%, 03/15/2018	$530,000	$704,238
Internet Software & Services — 3.8%
Akamai Technologies, Inc. 0.000%, 02/15/2019 (Acquired 02/14/2014 through 05/09/2014, Cost $399,300)b,†	405,000	421,453
Linkedin Corp. 0.500%, 11/01/2019 (Acquired 11/06/2014, Cost $370,000)[b]	370,000	390,350
Qihoo 360 Technology Co. Ltd. 2.500%, 09/15/2018 (Acquired 10/18/2013 through 09/11/2014, Cost $653,352)[b]	590,000	568,613
SINA Corp. 1.000%, 12/01/2018	930,000	857,344
Trulia, Inc. 2.750%, 12/15/2020	315,000	454,781
Twitter, Inc. 1.000%, 09/15/2021 (Acquired 09/12/2014 through 11/18/2014, Cost $727,938)[b]	765,000	666,506
Total Internet Software & Services		3,359,047
Life Sciences Tools & Services — 0.8%
Illumina, Inc. 0.000%, 06/15/2019 (Acquired 06/06/2014 through 06/16/2014, Cost $679,591)b,†	675,000	742,500
Machinery — 2.3%
Greenbrier Cos., Inc. 3.500%, 04/01/2018	415,000	624,056
Meritor, Inc. 7.875%, 03/01/2026	360,000	592,875
Navistar International Corp. 4.750%, 04/15/2019 (Acquired 03/19/2014 through 12/19/2014, Cost $907,377)[b]	905,000	865,406
Total Machinery		2,082,337
Media — 1.4%
Liberty Interactive LLC 0.750%, 03/30/2043†	660,000	938,025
Live Nation Entertainment, Inc. 2.500%, 05/15/2019 (Acquired 12/18/2014, Cost $311,297)[b]	295,000	311,594
Total Media		1,249,619
Metals & Mining — 1.2%
RTI International Metals, Inc. 1.625%, 10/15/2019	1,130,000	1,098,219
Oil, Gas & Consumable Fuels — 2.6%
Chesapeake Energy Corp. 2.500%, 05/15/2037 (Acquired 11/13/2013 through 3/24/2014, Cost $952,509)†	935,000	908,119
Cobalt International Energy, Inc. 2.625%, 12/01/2019†	450,000	271,687
PDC Energy, Inc. 3.250%, 05/15/2016 (Acquired 11/16/2012 through 05/12/2014, Cost $593,195)[b]	510,000	588,094
Scorpio Tankers, Inc. 2.375%, 07/01/2019 (Acquired 07/22/2014 through 07/25/2014, Cost $540,176)[b]	520,000	495,625
Total Oil, Gas & Consumable Fuels		2,263,525

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Pharmaceuticals — 2.3%
Depomed, Inc. 2.500%, 09/01/2021	$410,000	$442,544
Jazz Investments I Ltd. 1.875%, 08/15/2021 (Acquired 08/26/2014 through 12/23/2014, Cost $612,868)[b]	545,000	616,531
Pacira Pharmaceuticals, Inc. 3.250%, 02/01/2019	50,000	178,719
Salix Pharmaceuticals Ltd. 1.500%, 03/15/2019	450,000	820,406
Total Pharmaceuticals		2,058,200
Real Estate Investment Trusts (REITs) — 0.7%
iStar Financial, Inc. 1.500%, 11/15/2016 (Acquired 11/04/2014 through 11/10/2014, Cost $191,751)[b]	185,000	187,659
3.000%, 11/15/2016	345,000	436,210
Total Real Estate Investment Trusts (REITs)		623,869
Semiconductors & Semiconductor Equipment — 4.7%
Intel Corp. 3.250%, 08/01/2039	600,000	1,043,250
Micron Technology, Inc. 3.000%, 11/15/2043	325,000	427,578
NVIDIA Corp. 1.000%, 12/01/2018	815,000	936,740
NXP Semiconductors NV 1.000%, 12/01/2019 (Acquired 12/04/2014 through 12/08/2014, Cost $460,405)[b]	450,000	460,969
SunEdison, Inc. 2.000%, 10/01/2018 (Acquired 01/10/2014 through 05/09/2014, Cost $453,159)[b]	370,000	542,975
SunPower Corp. 0.750%, 06/01/2018	595,000	726,272
Total Semiconductors & Semiconductor Equipment		4,137,784
Software — 5.7%
Electronic Arts, Inc. 0.750%, 07/15/2016†	675,000	1,016,719
EnerNOC, Inc. 2.250%, 08/15/2019 (Acquired 08/26/2014, Cost $185,892)[b]	185,000	155,400
Proofpoint, Inc. 1.250%, 12/15/2018	745,000	1,017,390
ServiceNow, Inc. 0.000%, 11/01/2018	720,000	819,000
Synchronoss Technologies, Inc. 0.750%, 08/15/2019	450,000	473,906
Take-Two Interactive Software, Inc. 1.000%, 07/01/2018	470,000	655,944
Workday, Inc. 0.750%, 07/15/2018	755,000	895,147
Total Software		5,033,506
Specialty Retail — 0.2%
Restoration Hardware Holdings, Inc. 0.000%, 06/15/2019 (Acquired 11/20/2014 through 11/21/2014, Cost $198,686)[b]	200,000	206,625

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Technology Hardware, Storage & Peripherals — 2.0%
Electronics For Imaging, Inc. 0.750%, 09/01/2019 (Acquired 09/04/2014 through 09/16/2014, Cost $698,531)b,†	$685,000	$694,847
SanDisk Corp. 0.500%, 10/15/2020	924,000	1,109,955
Total Technology Hardware, Storage & Peripherals		1,804,802
Trading Companies & Distributors — 0.9%
Air Lease Corp. 3.875%, 12/01/2018†	585,000	799,256
Total Convertible Bonds (Cost $36,834,108)		37,946,009
Corporate Bonds — 1.0%
Biotechnology — 1.0%
Incyte Corp. 1.250%, 11/15/2020†	555,000	855,047
Total Corporate Bonds (Cost $635,496)		855,047
	Contracts
Purchased Options — 0.1%(a)
Call Options — 0.1%
Air Methods Corp.
Expiration January 2015, Exercise Price: $45.00	75	4,687
Canon, Inc.
Expiration March 2015, Exercise Price: $35.00	74	1,850
Citrix Systems, Inc.
Expiration January 2015, Exercise Price: $65.00	44	4,752
CommVault Systems, Inc.
Expiration January 2015, Exercise Price: $52.50	61	7,015
EMC Corp.
Expiration January 2015, Exercise Price: $31.00	41	615
Hewlett Packard Co.
Expiration January 2015, Exercise Price: $40.00	76	6,308
HomeAway, Inc.
Expiration January 2015, Exercise Price: $33.00	69	1,725
Precision Castparts Corp.
Expiration January 2015, Exercise Price: $240.00	17	7,140
Rovi Corp.
Expiration January 2015, Exercise Price: $22.50	101	9,494
Sabre Corp.
Expiration January 2015, Exercise Price: $20.00	99	7,524
SanDisk Corp.
Expiration January 2015, Exercise Price: $105.00	23	1,403
Teradata Corp.
Expiration January 2015, Exercise Price: $45.00	57	2,708
Zillow, Inc.
Expiration January 2015, Exercise Price: $125.00	33	660
Total Call Options		55,881

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Contracts	Value
Put Options — 0.0%
IMAX Corp.
Expiration January 2015, Exercise Price: $28.00	104	$780
Rambus, Inc.
Expiration January 2015, Exercise Price: $11.00	215	6,557
Solarwinds, Inc.
Expiration January 2015, Exercise Price: $47.50	94	2,585
Total Put Options		9,922
Total Purchased Options (Cost $66,024)		65,803
	Shares
Money Market Funds — 8.8%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.07%[c]	7,783,585	7,783,585
Total Money Market Funds (Cost $7,783,585)		7,783,585
Total Investments (Cost $73,922,726) — 88.1%		78,031,879
Other Assets in Excess of Liabilities — 11.9%		10,492,250
TOTAL NET ASSETS — 100.0%		$88,524,129

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

a  Non-income producing.

b  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $11,967,919 which represents 13.5% of total net assets.

c  Variable Rate Security. The rate shown represents the rate at December 31, 2014.

†  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $12,481,696.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014

	Shares	Value
Common Stocks — 41.7%
Aerospace & Defense — 0.6%
American Science & Engineering, Inc.	1,500	$77,850
Precision Castparts Corp.	1,700	409,496
Total Aerospace & Defense		487,346
Air Freight & Logistics — 0.6%
UTi Worldwide, Inc.	43,220	521,665
Automobiles — 0.5%
Fiat Chrysler Automobiles NV	13,670	158,299
Tesla Motors, Inc.	1,135	252,435
Total Automobiles		410,734
Biotechnology — 1.7%
Clovis Oncology, Inc.	4,675	261,800
Incyte Corp.	7,170	524,199
Isis Pharmaceuticals, Inc.	2,000	123,480
Medivation, Inc.	3,735	372,043
Orexigen Therapeutics, Inc.	32,600	197,556
Total Biotechnology		1,479,078
Capital Markets — 0.2%
Cowen Group, Inc.	41,700	200,160
Communications Equipment — 2.0%
Alcatel-Lucent — ADR	43,400	154,070
ARRIS Group, Inc.	11,200	338,128
CalAmp Corp.	3,000	54,900
Ciena Corp.	30,020	582,688
Finisar Corp.	5,000	97,050
Juniper Networks, Inc.	2,900	64,728
Palo Alto Networks, Inc.	3,675	450,445
Zhone Technologies, Inc.	16,000	28,320
Total Communications Equipment		1,770,329
Consumer Finance — 0.2%
PRA Group, Inc.	2,810	162,783
Diversified Telecommunication Services — 0.1%
inContact, Inc.	14,500	127,455
Electric Utilities — 3.7%
Entergy Corp.	6,000	524,880
IDACORP, Inc.	9,500	628,805
Northeast Utilities	10,000	535,200
Portland General Electric Co.	16,500	624,195
Xcel Energy, Inc.	27,000	969,840
Total Electric Utilities		3,282,920
Electrical Equipment — 0.3%
SolarCity Corp.	4,540	242,799
Energy Equipment & Services — 0.4%
Bristow Group, Inc.	2,315	152,304
Hornbeck Offshore Services, Inc.	8,900	222,233
Total Energy Equipment & Services		374,537
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Food Products — 0.4%
Tyson Foods, Inc.	9,930	$398,094
Gas Utilities — 3.0%
Atmos Energy Corp.	15,000	836,100
ONE Gas, Inc.	13,000	535,860
Piedmont Natural Gas Co., Inc.	18,500	729,085
UGI Corp.	15,500	588,690
Total Gas Utilities		2,689,735
Health Care Equipment & Supplies — 0.5%
Insulet Corp.	4,470	205,888
Mindray Medical International Ltd. — ADR	7,200	190,080
Spectranetics Corp.	1,225	42,361
Total Health Care Equipment & Supplies		438,329
Health Care Providers & Services — 0.7%
Air Methods Corp.	8,300	365,449
Brookdale Senior Living, Inc.	8,080	296,294
Total Health Care Providers & Services		661,743
Hotels, Restaurants & Leisure — 0.3%
MGM Resorts International	11,415	244,053
Household Durables — 1.1%
Jarden Corp.	8,100	387,828
Lennar Corp.	13,615	610,088
Total Household Durables		997,916
Internet & Catalog Retail — 0.5%
The Priceline Group, Inc.	380	433,280
Internet Software & Services — 2.0%
Akamai Technologies, Inc.	1,560	98,218
Amber Road, Inc.	20,100	205,422
Benefitfocus, Inc.	4,400	144,496
E2open, Inc.	2,300	22,103
Five9, Inc.	20,100	90,048
LinkedIn Corp.	625	143,569
Perion Network Ltd.	7,700	33,880
Qihoo 360 Technology Co. Ltd. — ADR	1,060	60,696
Rocket Fuel, Inc.	7,400	119,288
SINA Corp.	377	14,103
Trulia, Inc.	7,005	322,440
Twitter, Inc.	5,185	185,986
Zillow, Inc.	3,300	349,437
Total Internet Software & Services		1,789,686
IT Services — 1.1%
CSG Systems International, Inc.	3,800	95,266
Datalink Corp.	2,200	28,380
International Business Machines Corp.	2,100	336,924
Sabre Corp.	9,900	200,673
ServiceSource International, Inc.	10,900	51,012
Teradata Corp.	5,700	248,976
Total IT Services		961,231

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Life Sciences Tools & Services — 0.2%
Illumina, Inc.	1,115	$205,807
Machinery — 1.1%
Greenbrier Cos., Inc.	8,830	474,436
Meritor, Inc.	16,500	249,975
Navistar International Corp.	8,370	280,227
Total Machinery		1,004,638
Media — 0.4%
Comcast Corp.	4,160	241,321
Live Nation Entertainment, Inc.	3,660	95,563
Total Media		336,884
Metals & Mining — 0.7%
Alcoa, Inc.	20,815	328,669
RTI International Metals, Inc.	10,360	261,693
Total Metals & Mining		590,362
Multi-Utilities — 3.5%
Ameren Corp.	19,092	880,714
Consolidated Edison, Inc.	11,000	726,110
Vectren Corp.	13,500	624,105
Wisconsin Energy Corp.	16,000	843,840
Total Multi-Utilities		3,074,769
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp.	1,918	37,535
Cobalt International Energy, Inc.	5,045	44,850
PDC Energy, Inc.	3,595	148,366
Scorpio Tankers, Inc.	21,320	185,271
Solazyme, Inc.	1,600	4,128
Total Oil, Gas & Consumable Fuels		420,150
Pharmaceuticals — 1.3%
Depomed, Inc.	4,925	79,342
Jazz Pharmaceuticals PLC	1,880	307,812
Pacira Pharmaceuticals, Inc.	1,703	150,988
Salix Pharmaceuticals Ltd.	5,140	590,792
Total Pharmaceuticals		1,128,934
Real Estate Investment Trusts (REITs) — 0.8%
Crown Castle International Corp.	4,875	383,663
iStar Financial, Inc.	25,745	351,419
Total Real Estate Investment Trusts (REITs)		735,082
Road & Rail — 0.5%
Genesee & Wyoming, Inc.	5,185	466,235
Semiconductors & Semiconductor Equipment — 3.2%
Advanced Micro Devices, Inc.	64,900	173,283
Applied Micro Circuits Corp.	11,700	76,284
Audience, Inc.	21,500	94,600
Intel Corp.	23,110	838,662
Micron Technology, Inc.	6,160	215,661
NVIDIA Corp.	22,220	445,511
NXP Semiconductors NV	2,340	178,776

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment — 3.2% (continued)
QuickLogic Corp.	19,100	$59,974
SunEdison, Inc.	18,960	369,910
SunPower Corp.	14,330	370,144
Total Semiconductors & Semiconductor Equipment		2,822,805
Software — 5.4%
AVG Technologies NV	9,800	193,452
Citrix Systems, Inc.	4,400	280,720
CommVault Systems, Inc.	6,100	315,309
CyberArk Software Ltd.	3,200	126,880
Ebix, Inc.	7,200	122,328
Electronic Arts, Inc.	15,310	719,800
EnerNOC, Inc.	4,005	61,877
Gigamon, Inc.	2,000	35,460
Mitek Systems, Inc.	12,700	42,037
Oracle Corp.	6,200	278,814
Proofpoint, Inc.	12,410	598,534
Rovi Corp.	10,100	228,159
ServiceNow, Inc.	5,635	382,335
Synchronoss Technologies, Inc.	4,230	177,068
Take-Two Interactive Software, Inc.	16,385	459,271
Tangoe, Inc.	18,300	238,449
Workday, Inc.	5,910	482,315
Total Software		4,742,808
Specialty Retail — 0.1%
Restoration Hardware Holdings, Inc.	950	91,210
Technology Hardware, Storage & Peripherals — 1.9%
Canon, Inc. — ADR	7,400	234,284
Electronics for Imaging, Inc.	7,220	309,233
Hewlett-Packard Co.	7,600	304,988
SanDisk Corp.	8,825	864,673
Total Technology Hardware, Storage & Peripherals		1,713,178
Trading Companies & Distributors — 0.6%
Air Lease Corp.	14,520	498,181
Water Utilities — 1.6%
American States Water Co.	17,000	640,220
American Water Works Co., Inc.	11,500	612,950
California Water Service Group	5,050	124,280
Total Water Utilities		1,377,450
Total Common Stocks (Proceeds $35,865,413)		36,882,366
	Principal Amount
Corporate Bonds — 0.0%
Capital Markets — 0.0%
GAMCO Investors, Inc. 0.000%, 12/31/2015	$3,093	2,969
Total Corporate Bonds (Proceeds $3,093)		2,969

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MARKET NEUTRAL

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Shares	Value
Exchange Traded Funds — 0.3%
iShares 20+ Year Treasury Bond ETF	2,255	$283,950
Total Exchange Traded Funds (Proceeds $252,632)		283,950
Total Securities Sold Short (Proceeds $36,121,138) — 42.0%		$37,169,285

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The activity related to purchased options is included within investments on the Statements of Assets and Liabilities, and in realized gain on investments and change in unrealized depreciation on investments on the Statements of Operations.

The average quarterly value of purchased and written options during the year ended December 31, 2014 were as follows:

Purchased options	$30,395
Written options	$—

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$28,258,827	$—	$—	$28,258,827
Convertible Preferred Stocks	2,328,576	51,312	—	2,379,888
Preferred Stocks	742,720	—	—	742,720
Convertible Bonds	—	37,946,009	—	37,946,009
Corporate Bonds	—	855,047	—	855,047
Purchased Options	39,496	26,307	—	65,803
Money Market Funds	7,783,585	—	—	7,783,585
Total Long Investments in Securities	$39,153,204	$38,878,675	$—	$78,031,879

Securities Sold Short:

Common Stocks	$36,882,366	$—	$—	$36,882,366
Exchange Traded Funds	283,950	—	—	283,950
Corporate Bonds	—	2,969	—	2,969
Total Securities Sold Short	$37,166,316	$2,969	$—	$37,169,285

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks — 4.0%
Banks — 0.7%
Bank of Cyprus PLC[a]	6,043,632	$1,572,320
CIT Group, Inc.†	15,330	733,234
Co-Operative Bank PLC[a]	506,510	1,876,258
RA Holding Corp.[a]	957	0
Total Banks		4,181,812
Building Products — 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0)[a,b,g]	2,804	0
Chemicals — 0.1%
Rockwood Holdings, Inc.	7,191	566,651
Diversified Financial Services — 0.0%
EME Reorganization Trust	8,959,000	232,934
Diversified Telecommunication Services — 0.2%
Globalstar, Inc.[a]	271,635	746,996
Intelsat SAa	44,324	769,465
Total Diversified Telecommunication Services		1,516,461
Industrial Conglomerates — 0.0%
CEVA Holdings LLC[a]	210	191,625
Insurance — 0.1%
Ambac Financial Group, Inc.[a]	16,412	402,094
Syncora Holdings Ltd.[a]	44,688	85,801
Total Insurance		487,895
Machinery — 0.1%
Xerium Technologies, Inc.[a]	30,151	475,783
Media — 1.7%
Cablevision Systems Corp.†	46,628	962,402
DISH Network Corp.[a]	24,386	1,777,496
Gray Television, Inc.[a]	117,721	1,318,475
Journal Communications, Inc.[a]	74,688	853,684
Loral Space & Communications, Inc.a,†	33,564	2,641,822
Nexstar Broadcasting Group, Inc.	14,522	752,094
Sinclair Broadcast Group, Inc.	24,538	671,360
Tribune Media Co.[a]	33,972	2,030,507
Total Media		11,007,840
Oil, Gas & Consumable Fuels — 0.0%
Sprott Resource Corp.[a]	301	487
Specialty Retail — 0.4%
Cengage Learning Acquisitions, Inc.[a]	96,583	2,197,263
Transportation Infrastructure — 0.7%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,446)[a,b,g]	9,420	1,891,962
Macquarie Infrastructure Co. LLC†	38,041	2,704,334
Total Transportation Infrastructure		4,596,296
Total Common Stocks (Cost $25,438,278)		25,455,047

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Convertible Preferred Stocks — 0.4%
Industrial Conglomerates — 0.4%
CEVA Holdings LLC, 0.000%[a]	1,790	$1,633,375
Toshiba OA Consultants Ltd., 0.000%[a]	775	939,688
Total Industrial Conglomerates		2,573,063
Total Convertible Preferred Stocks (Cost $3,078,751)		2,573,063
Preferred Stocks — 0.8%
Airlines — 0.6%
SAS AB, 0.000%[a]	70,071	3,693,067
Banks — 0.2%
RA Holding Corp., 0.000%[a]	28,131	1,125,240
Building Products — 0.0%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916)[a,b,g]	3,115	129,454
Total Preferred Stocks (Cost $6,250,883)		4,947,761
	Principal Amount
Asset Backed Securities — 2.8%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-ASAP5, Class A2C, 0.350%, 10/25/2036[c]	$567,231	302,568
American Airlines Pass Through Trust
Series 2011-1, Class A, 5.250%, 07/31/2022	172,585	185,961
Series 2013-2, 4.950%, 07/15/2024	1,840,738	1,971,890
American Homes 4 Rent Trust
Series 2014-SFR1, Class F, 3.500%, 06/17/2031 (Acquired 08/04/2014, Cost $481,250)[c,d]	500,000	466,705
Series 2014-SFR2, Class D, 5.149%, 10/17/2036 (Acquired 09/10/2014, Cost $564,973)[d]	565,000	576,507
Series 2014-SFR2, Class E, 6.231%, 10/17/2036 (Acquired 09/10/2014, Cost $679,956)[d]	680,000	679,793
American Residential Property Trust
Series 2014-SFR1, Class E, 4.082%, 09/18/2031 (Acquired 08/15/2014, Cost $1,280,322)[c,d]	1,300,000	1,290,224
Bear Stearns Asset Backed Securities Trust
Series 2007-HE4, Class 1A1, 0.290%, 05/25/2031[c]	6,896	9,103
British Airways PLC
Series 2013-1, Class B, 5.625%, 12/20/2021 (Acquired 06/25/2013, Cost $332,578)[d]	332,578	352,533
Series 2013-1, Class A, 4.625%, 12/20/2025 (Acquired 06/25/2013, Cost $684,096)[d]	684,096	725,141
Colony American Homes
Series 2014-1A, Class E, 3.050%, 05/19/2031 (Acquired 04/02/2014, Cost $2,732,116)[c,d]	2,825,000	2,702,712
Series 2014-2A, Class E, 3.362%, 07/17/2031 (Acquired 06/19/2014, Cost $1,000,000)[c,d]	1,000,000	971,390
Hawaiian Airlines Pass Through Certificates
Series 2013-1, Class B, 4.950%, 07/15/2023	740,000	710,400
Indymac Manufactured Housing Contract
Series 1998-2, Class A4, 6.640%, 12/25/2027	31,152	30,999
Invitation Homes Trust
Series 2013-SFR1, Class E, 2.900%, 12/19/2030 (Acquired 08/12/2014, Cost $951,364)[c,d]	1,000,000	951,235
Series 2014-SFR1, Class F, 3.912%, 06/19/2031 (Acquired 05/22/2014 through 08/21/2014, Cost $1,970,000)[c,d]	2,000,000	1,940,266
Series 2014-SFR2, Class E, 3.572%, 09/18/2031 (Acquired 08/04/2014, Cost $1,458,914)[c,d]	1,500,000	1,410,600
Progress Residential Trust
Series 2014-SFR1, Class E, 4.312%, 10/17/2031 (Acquired 09/18/2014, Cost $415,000)[c,d]	415,000	414,129

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Asset Backed Securities — 2.8% (continued)
Specialty Underwriting & Residential Finance Trust
Series 2005-AB1, Class M2, 0.620%, 03/25/2036[c]	$550,000	$471,430
Structured Asset Securities Corp.
Series 2005-WF3, Class B1, 2.670%, 07/25/2035 (Acquired 06/24/2010, Cost $52,751)[b,c]	106,817	10,342
U.S. Airways Pass Through Trust
Series 2010-1, Class A, 6.250%, 04/22/2023	387,022	434,433
Series 2011-1, Class A, 7.125%, 04/22/2025	93,737	109,203
Series 2012-2, Class A, 4.625%, 12/03/2026	244,535	256,761
United Airlines Pass Through Trust
Series B, Class B, 4.750%, 10/11/2023	750,000	742,500
Total Asset Backed Securities (Cost $17,642,958)		17,716,825
Mortgage Backed Securities — 16.5%
Air Canada Pass Through Trust
Series 2013-1, Class B, 5.375%, 11/15/2022 (Acquired 04/24/2013, Cost $618,527)[d]	618,527	627,805
Series 2013-1, Class A, 4.125%, 11/15/2026 (Acquired 04/24/2013, Cost $319,022)[d]	319,022	322,213
Banc of America Alternative Loan Trust
Series 2006-3, Class 2CB1, 6.000%, 04/25/2036[f]	167,288	143,696
Banc of America Commercial Mortgage Trust
Series 2007-2, Class AJ, 5.622%, 04/10/2049[c]	552,000	547,678
BB-UBS Trust
Series 2012-TFT, Class D, 3.468%, 06/07/2030 (Acquired 05/15/2014 through 07/21/2014, Cost $689,246)[c,d]	740,000	691,261
Bear Stearns Alt-A Trust
Series 2006-2, Class 11A1, 0.610%, 04/25/2036[c]	677,470	499,210
Series 2006-6, Class 31A1, 2.653%, 11/25/2036[c]	176,744	139,825
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class AJ, 5.434%, 12/11/2040[c]	900,000	879,916
Series 2006-T24, Class AJ, 5.598%, 10/12/2041[c]	3,188,000	3,221,735
Capmark Mortgage Securities, Inc.
Series 1997-C1, Class X, 1.386%, 07/15/2029 (Acquired 05/13/2014, Cost $637,316)[c,d]	13,676,144	606,058
CD 2006-CD2 Mortgage Trust
Series 2006-CD2, Class AJ, 5.385%, 01/15/2046[c]	955,000	902,969
ChaseFlex Trust Series
Series 2007-M1, Class 2AV2, 0.400%, 08/25/2037[c]	1,893,028	1,309,067
CitiMortgage Alternative Loan Trust Series
Series 2007-A2, Class 1A7, 0.720%, 02/25/2037[c]	515,106	358,829
Comm Mortgage Trust
Series 2005-LP5, Class XC, 0.266%, 05/10/2043 (Acquired 05/12/2014, Cost $312,028)[c,d]	80,138,445	121,490
Series 2006-C8, Class AJ, 5.377%, 12/10/2046[e]	6,510,000	6,627,785
Series 2014-UBS4, Class D, 4.844%, 08/12/2047 (Acquired 07/23/2014 through 12/08/2014, Cost $2,904,302)[c,d]	3,158,000	2,896,151
Series 2014-UBS5, Class D, 3.495%, 09/12/2047 (Acquired 11/21/2014 through 12/01/2014, Cost $1,151,166)[d]	1,400,000	1,157,220
Series 2014-UBS6, Class XC, 0.500%, 12/12/2047 (Acquired 12/02/2014, Cost $321,369)[d]	8,483,000	321,438
Series 2014-UBS6, Class XE, 0.717%, 12/12/2047 (Acquired 12/02/2014, Cost $425,235)[d,g]	9,598,796	427,146
Series 2014-UBS6, Class D, 3.967%, 12/12/2047 (Acquired 11/25/2014 through 12/09/2014, Cost $1,781,525)[d]	2,100,000	1,790,645
Countrywide Alternative Loan Trust
Series 2005-17, Class 1A1, 0.430%, 07/25/2035[c]	1,870,126	1,607,639
Series 2005-J6, Class 1A5, 0.670%, 07/25/2035[c]	895,242	700,992

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Mortgage Backed Securities — 16.5% (continued)
Series 2005-51, Class 1A1, 0.485%, 11/20/2035[c]	$1,371,111	$1,130,777
Series 2005-59, Class 1A1, 0.487%, 11/20/2035[c]	418,444	335,927
Series 2005-56, Class 1A1, 0.900%, 11/25/2035[c]	491,991	424,587
Series 2006-HY11, Class A1, 0.290%, 06/25/2036[c]	2,410,652	2,047,444
Series 2006-24CB, Class A22, 6.000%, 08/25/2036[f]	383,671	343,930
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-25, Class 1A3, 0.530%, 02/25/2035[c]	446,227	398,821
Series 2005-2, Class 2A3, 0.510%, 03/25/2035[c]	264,277	227,659
Series 2005-2, Class 2A1, 0.490%, 03/25/2035[c]	548,081	523,331
Series 2005-HYB9, Class 1A1, 2.319%, 02/20/2036[c]	315,877	262,565
Series 2006-3, Class 3A1, 0.420%, 02/25/2036[c]	370,195	311,773
Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Class AJ, 5.373%, 12/15/2039[e]	7,250,000	6,990,420
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class AX, 0.789%, 01/15/2037 (Acquired 05/16/2014, Cost $298,391)[c,d]	10,472,220	307,475
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2005-5, Class 2A4, 5.500%, 11/25/2035[f]	436,857	370,742
Series 2007-AR1, Class A2, 0.350%, 01/25/2047[c]	726,116	450,147
Fannie Mae Connecticut Avenue Securities
Series 2013-C01, Class M2, 5.420%, 10/25/2023 (Acquired 10/15/2013 through 11/05/2013, Cost $2,855,453)[c,d]	2,795,000	3,022,765
Series 2014-C01, Class M2, 4.570%, 01/25/2024 (Acquired 01/14/2014, Cost $800,000)[c,d]	800,000	823,277
Series 2014-C02, Class 2M2, 2.770%, 05/25/2024 (Acquired 07/11/2014, Cost $918,641)[c,d]	925,000	814,699
Series 2014-C03, Class 1M2, 3.170%, 07/25/2024 (Acquired 07/17/2014, Cost $1,000,000)[c,d]	1,000,000	903,352
Fannie Mae Interest Strip
Series 343, Pool #FNS343, Class 2, 4.500%, 10/01/2033	50,171	6,737
Fannie Mae REMICS
Series 2011-69, Class AI, 5.000%, 05/25/2018	440,098	24,835
Series 2010-105, Class IO, 5.000%, 08/25/2020	282,047	22,060
Series 2011-124, Class IC, 3.500%, 09/25/2021	329,090	23,936
Series 2008-86, Class IO, 4.500%, 03/25/2023	80,292	4,430
Series 2010-37, Class GI, 5.000%, 04/25/2025	225,093	11,373
Series 2010-121, Class IO, 5.000%, 10/25/2025	162,926	11,110
Series 2011-88, Class WI, 3.500%, 09/25/2026	328,693	36,381
Series 2008-87, Class AS, 7.481%, 07/25/2033[c]	190,081	41,949
Series 2004-66, Class SE, 6.331%, 09/25/2034[c]	120,510	25,642
Series 2005-65, Class KI, 6.831%, 08/25/2035[c]	128,714	25,566
Series 2005-89, Class S, 6.531%, 10/25/2035[c]	564,647	119,062
Series 2007-75, Class JI, 6.376%, 08/25/2037[c]	129,240	20,190
Series 2007-85, Class SI, 6.291%, 09/25/2037[c]	179,136	31,444
Series 2012-126, Class SJ, 4.831%, 11/25/2042[c]	1,357,518	230,387
Freddie Mac REMICS
Series 3685, Pool #3685, Class EI, 5.000%, 03/15/2019	91,817	5,372
Series 3882, Class AI, 5.000%, 06/15/2026	187,678	13,684
Series 3308, Class S, 7.039%, 03/15/2032[c]	92,035	21,060
Series 2965, Class SA, 5.889%, 05/15/2032[c]	83,939	13,862
Series 3065, Class DI, 6.459%, 04/15/2035[c]	184,852	38,941
Series 3031, Class BI, 6.529%, 08/15/2035[c]	209,205	47,029
Series 3114, Class GI, 6.439%, 02/15/2036[c]	212,282	49,805
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2, 4.420%, 11/25/2023[c]	1,125,000	1,136,256
Series 2014-DN1, Class M3, 4.670%, 02/25/2024[c]	625,000	618,287
Series 2014-HQ3, Class M3, 4.920%, 10/25/2024[c]	905,000	893,965

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Mortgage Backed Securities — 16.5% (continued)
Government National Mortgage Association
Series 2011-167, Class IO, 5.000%, 12/16/2020	$393,516	$25,203
Series 2012-101, Class AI, 3.500%, 08/20/2027	228,742	23,839
Series 2012-103, Class IB, 3.500%, 04/20/2040	434,843	56,057
Series 2011-157, Class SG, 6.435%, 12/20/2041[c]	850,433	197,042
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ, 5.622%, 11/10/2039	3,386,000	3,472,919
Series 2006-OA1, Class 2A3, 0.460%, 08/25/2046[c]	1,276,264	406,327
Series 2014-GC24, Class D, 4.528%, 09/12/2047 (Acquired 12/11/2014, Cost $570,560)[c,d]	630,000	568,611
Series 2014-GC26, Class D, 4.511%, 11/13/2047 (Acquired 11/21/2014 through 12/05/2014, Cost $1,742,935)[d]	1,960,000	1,766,538
GSAA Home Equity Trust
Series 2006-5, Class 2A2, 0.350%, 03/25/2036[c]	911,666	550,676
Series 2006-9, Class A4A, 0.410%, 06/25/2036[c]	2,569,781	1,490,573
Series 2006-20, Class 2A1A, 0.220%, 01/25/2037[c]	1,471,698	985,384
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ, 5.482%, 12/12/2044 (Acquired 09/15/2014, Cost $819,000)[c,d]	840,000	831,251
Series 2007-CB18, Class AJ, 5.502%, 06/12/2047[c,e]	7,075,000	7,057,538
Series 2014-C26, Class D, 3.927%, 01/17/2048 (Acquired 12/16/2014, Cost $1,605,089)[c,d]	1,900,000	1,604,136
Series 2007-CB19, Class AJ, 5.891%, 02/12/2049[c,e]	7,730,944	7,027,721
JP Morgan Mortgage Trust
Series 2007-S3, Class 1A64, 7.500%, 08/25/2037[f]	866,419	775,637
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class AJ, 5.407%, 11/15/2038	830,000	733,573
Merrill Lynch Alternative Note Asset Trust
Series 2007-A1, Class A3, 0.330%, 01/25/2037[c]	873,030	412,710
Merrill Lynch Mortgage Trust
Series 2006-C1, Class AJ, 5.677%, 05/12/2039[c]	375,000	376,845
ML-CFC Commercial Mortgage Trust
Series 2007-5, Class AJ, 5.450%, 08/12/2048[c,e]	6,825,000	6,632,842
Series 2007-5, Class AJFL, 5.450%, 08/14/2048 (Acquired 06/25/2014, Cost $396,228)[c,d]	410,000	393,849
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19, Class D, 3.250%, 12/17/2047 (Acquired 12/09/2014, Cost $1,070,980)[d]	1,330,000	1,075,092
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class AJ, 5.438%, 03/15/2044[e]	6,826,290	6,930,998
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-AR4, Class A1A, 0.340%, 12/25/2036[c]	672,432	517,202
Ocwen Loan Servicing LLC
Series 2014-1, Class IO, 0.210%, 02/28/2028 (Acquired 03/25/2014 through 10/22/2014, Cost $1,011,744)[d]	94,333,082	922,012
RALI Trust
Series 2006-QA4, Class A, 0.350%, 05/25/2036[c]	2,154,836	1,734,516
Series 2007-QS7, 0.570%, 05/25/2037[c]	1,329,878	837,889
Series 2007-QO4, Class A1A, 0.360%, 05/25/2047[c]	328,058	269,135
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 2A1, 2.521%, 07/25/2035[c,f]	376,117	324,200
Structured Asset Mortgage Investments II Trust
Series 2006-AR8, Class A1B, 0.290%, 10/25/2036[c]	2,508,374	1,993,019
Series 2006-AR8, Class A1A, 0.370%, 10/25/2036[c]	2,075,110	1,663,651
Terwin Mortgage Trust
Series 2007-QHL1, 0.000%, 10/13/2038[f,g]	789,358	0

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount		Value
Mortgage Backed Securities — 16.5% (continued)
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class XC, 0.496%, 12/15/2043 (Acquired 03/21/2014, Cost $126,310)[c,d]		$12,006,138	$115,811
Series 2007-C30, Class XW, 0.496%, 12/15/2043 (Acquired 03/21/2014, Cost $902,217)[c,d]		85,758,130	827,223
WaMu Mortgage Pass Through Certificates
Series 2005-AR18, Class 1A1, 2.366%, 01/25/2036[c]		73,667	70,418
Wells Fargo Commercial Mortgage Trust
Series 2014-C25, Class D, 3.803%, 11/18/2047 (Acquired 11/18/2014, Cost $2,321,340)[d]		2,729,000	2,310,399
Series 2014-LC18, Class D, 3.957%, 12/17/2047 (Acquired 12/12/2014, Cost $805,794)[d]		948,000	803,983
Series 2014-LC16, Class D, 3.938%, 08/17/2050 (Acquired 12/10/2014, Cost $558,441)[d]		650,000	557,495
Total Mortgage Backed Securities (Cost $105,272,091)			105,406,136
Convertible Bonds — 2.8%
Banks — 0.8%
The Bank of New York Mellon Luxembourg SA
4.453%, 12/30/2099[c,f]	EUR	12,400,000	4,876,514
Biotechnology — 0.0%
Isis Pharmaceuticals, Inc.
1.000%, 11/15/2021 (Acquired 11/12/2014, Cost $270,000)d,†		$270,000	302,906
Consumer Finance — 0.2%
Encore Capital Group, Inc.
3.000%, 11/27/2017†		600,000	882,000
Ezcorp, Inc.
2.125%, 06/15/2019 (Acquired 06/18/2014, Cost $435,288)[d]		440,000	410,300
Total Consumer Finance			1,292,300
Diversified Consumer Services — 0.4%
Ascent Capital Group, Inc.
4.000%, 07/15/2020 (Acquired 07/12/2013 through 06/11/2014, Cost $2,847,482)d,†		2,870,000	2,362,369
Electrical Equipment — 0.1%
General Cable Corp.
4.500%, 11/15/2029†		940,000	678,563
Energy Equipment & Services — 0.1%
SEACOR Holdings, Inc.
2.500%, 12/15/2027†		850,000	898,875
Internet Software & Services — 0.1%
Blucora, Inc.
4.250%, 04/01/2019†		780,000	735,150
Machinery — 0.3%
Altra Industrial Motion Corp.
2.750%, 03/01/2031†		1,500,000	1,761,562
Oil, Gas & Consumable Fuels — 0.6%
Bill Barrett Corp.
5.000%, 03/15/2028†		500,000	499,375
BNP Paribas Fortis SA
2.082%, 12/29/2049[c]	EUR	2,000,000	1,842,237
Cobalt International Energy, Inc.
2.625%, 12/01/2019†		$1,460,000	881,475
Energy XXI Ltd.
3.000%, 12/15/2018†		1,890,000	552,825
Total Oil, Gas & Consumable Fuels			3,775,912

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount		Value
Textiles, Apparel & Luxury Goods — 0.2%
Iconix Brand Group, Inc.
1.500%, 03/15/2018†		$1,000,000	$1,183,125
Total Convertible Bonds (Cost $22,510,629)			17,867,276
Corporate Bonds — 48.1%
Aerospace & Defense — 0.7%
Erickson, Inc.
8.250%, 05/01/2020†		1,250,000	1,100,000
GenCorp, Inc.
7.125%, 03/15/2021 (Acquired 01/18/2013 through 02/26/2014, Cost $1,760,013)d,†		1,680,000	1,759,464
LMI Aerospace, Inc.
7.375%, 07/15/2019 (Acquired 06/12/2014, Cost $1,000,000)d,†		1,000,000	975,000
Moog, Inc.
5.250%, 12/01/2022 (Acquired 11/18/2014, Cost $710,000)[d]		710,000	718,875
Total Aerospace & Defense			4,553,339
Airlines — 0.1%
Air Canada
7.750%, 04/15/2021 (Acquired 04/10/2014 through 04/11/2014, Cost $886,580)d,†		875,000	911,094
Auto Components — 0.9%
Allied Specialty Vehicles, Inc.
8.500%, 11/01/2019 (Acquired 10/16/2013 through 09/03/2014, Cost $2,569,291)d,†		2,500,000	2,618,749
Chassix Holdings, Inc.
10.000%, 12/15/2018 (Acquired 12/11/2013, Cost $1,203,762)d,f,†		1,200,000	132,000
Chassix, Inc.
9.250%, 08/01/2018 (Acquired 07/17/2013 through 02/26/2014, Cost $1,031,535)d,†		1,000,000	675,000
Stackpole International Intermediate/Stackpole International Powder
7.750%, 10/15/2021 (Acquired 10/01/2013 through 10/21/2013, Cost $1,927,141)d,†		1,880,000	1,880,000
UCI International, Inc.
8.625%, 02/15/2019†		750,000	716,250
Total Auto Components			6,021,999
Automobiles — 0.4%
DriveTime Automotive Group, Inc./DT Acceptance Corp.
8.000%, 06/01/2021 (Acquired 05/22/2014 through 09/29/2014, Cost $2,776,937)d,†		2,760,000	2,480,550
Banks — 4.3%
Banco Bilbao Vizcaya Argentaria SA
9.000%, 05/29/2049[c]		1,600,000	1,712,000
Banco Santander SA
6.250%, 03/12/2049[c]	EUR	1,600,000	1,887,683
BPCE SA
5.150%, 07/21/2024 (Acquired 01/13/2014, Cost $1,197,780)[d]		$1,200,000	1,236,565
Glitnir HF
0.000%, 04/20/2015 (Acquired 05/02/2013, Cost $955,275)[d,f]		3,252,000	959,340
HSH Nordbank AG
0.919%, 02/14/2017[c]	EUR	1,775,000	1,766,602
7.408%, 06/29/2049	EUR	7,456,000	2,841,979
Hypo Real Estate International Trust I
5.864%, 06/29/2049[c,f]	EUR	3,050,000	3,041,106
Intesa Sanpaolo SpA
5.017%, 06/26/2024 (Acquired 06/19/2014, Cost $755,000)[d]		$755,000	732,739

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount		Value
Banks — 4.3% (continued)
JPMorgan Chase & Co.
6.100%, 10/29/2049[c]		$1,300,000	$1,296,750
5.000%, 12/29/2049[c]		1,000,000	978,437
RESPARCS Funding II LP
7.500%, 06/29/2049	EUR	825,000	341,616
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023		$1,030,000	1,114,870
Societe Generale
7.875%, 12/31/2049 (Acquired 10/22/2014, Cost $1,406,998)[c,d]		1,400,000	1,356,250
Sumitomo Mitsui Financial Group, Inc.
4.436%, 04/02/2024 (Acquired 03/26/2014, Cost $1,000,000)[d]		1,000,000	1,035,392
The Bank of New York Mellon Luxembourg SA
4.817%, 12/15/2050[c,f]	EUR	7,100,000	5,348,132
Wells Fargo & Co.
5.900%, 12/29/2049[c]		$1,500,000	1,511,250
Total Banks			27,160,711
Beverages — 0.2%
Constellation Brands, Inc.
4.250%, 05/01/2023		1,000,000	992,500
Building Products — 0.1%
Euramax International, Inc.
9.500%, 04/01/2016		1,018,000	946,740
Capital Markets — 0.4%
Affiliated Managers Group, Inc.
4.250%, 02/15/2024		665,000	692,840
Goldman Sachs Group, Inc.
5.700%, 12/29/2049[c]		1,250,000	1,264,375
Walter Investment Management Corp.
7.875%, 12/15/2021		500,000	446,250
Total Capital Markets			2,403,465
Chemicals — 1.4%
CB Momentive Performance
0.000%, 10/15/2020f,g,†		1,988,000	49,700
Eco Services Operations LLC/Eco Finance Corp.
8.500%, 11/01/2022 (Acquired 10/09/2014 through 11/24/2014, Cost $724,078)[d]		705,000	715,575
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, 02/01/2018†		2,000,000	1,780,000
Momentive Performance Materials
4.690%, 04/24/2022†		1,500,000	1,192,500
Perstorp Holding AB
11.000%, 08/15/2017 (Acquired 12/11/2013 through 11/06/2014, Cost $4,700,123)d,†		4,500,000	4,410,000
TPC Group, Inc.
8.750%, 12/15/2020 (Acquired 10/24/2014 through 10/30/2014, Cost $660,387)[d]		630,000	612,675
Total Chemicals			8,760,450
Commercial Services & Supplies — 1.6%
Ahern Rentals, Inc.
9.500%, 06/15/2018 (Acquired 06/18/2013 through 02/26/2014, Cost $900,451)d,†		880,000	910,800
CDW LLC/CDW Finance Corp
5.500%, 12/01/2024		225,000	225,281

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Commercial Services & Supplies — 1.6% (continued)
Harland Clarke Holdings Corp.
9.250%, 03/01/2021 (Acquired 05/15/2014 through 07/28/2014, Cost $1,269,644)d,†	$1,250,000	$1,189,063
Quad/Graphics, Inc.
7.000%, 05/01/2022 (Acquired 04/11/2014 through 08/13/2014, Cost $2,497,643)d,†	2,500,000	2,362,500
Syncreon Group BV/Syncreon Global Finance US, Inc.
8.625%, 11/01/2021 (Acquired 06/10/2014 through 08/14/2014, Cost $810,197)d,†	800,000	752,000
The ADT Corp.
6.250%, 10/15/2021†	2,000,000	2,055,000
4.125%, 06/15/2023	730,000	660,650
West Corp.
5.375%, 07/15/2022 (Acquired 09/26/2014, Cost $1,738,103)d,†	1,900,000	1,819,250
Total Commercial Services & Supplies		9,974,544
Communications Equipment — 0.5%
Avaya, Inc.
7.000%, 04/01/2019 (Acquired 10/16/2014, Cost $599,700)[d]	630,000	614,250
10.500%, 03/01/2021 (Acquired 05/07/2014 through 08/04/2014, Cost $888,958)d,†	1,000,000	855,000
Monitronics International, Inc.
9.125%, 04/01/2020†	1,775,000	1,676,266
Total Communications Equipment		3,145,516
Computers & Peripherals — 0.2%
Aspect Software, Inc.
10.625%, 05/15/2017†	1,000,000	945,000
Seagate HDD Cayman
5.750%, 12/01/2034 (Acquired 11/24/2014, Cost $598,236)[d]	600,000	632,780
Total Computers & Peripherals		1,577,780
Construction & Engineering — 0.1%
AECOM Global II LLC / URS Fox US LP
3.850%, 04/01/2017	500,000	495,125
Michael Baker Holdings LLC/Michael Baker Finance Corp.
8.875%, 04/15/2019 (Acquired 04/03/2014, Cost $358,380) PIK[d]	362,000	349,330
Total Construction & Engineering		844,455
Construction Materials — 0.6%
Gates Global LLC/Gates Global Co.
6.000%, 07/15/2022 (Acquired 06/12/2014 through 09/29/2014, Cost $1,912,627)d,†	1,960,000	1,877,092
Rain CII Carbon LLC/CII Carbon Corp.
8.250%, 01/15/2021 (Acquired 12/04/2013 through 04/23/2014, Cost $1,286,465)d,†	1,250,000	1,278,125
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
8.750%, 02/01/2019†	765,000	775,519
Total Construction Materials		3,930,736
Consumer Finance — 0.3%
Ally Financial, Inc.
3.750%, 11/18/2019	850,000	837,250
First Cash Financial Services, Inc.
6.750%, 04/01/2021†	1,250,000	1,300,000
Total Consumer Finance		2,137,250
Containers & Packaging — 0.5%
Ardagh Finance Holdings SA
8.625%, 06/15/2019 (Acquired 06/05/2014 through 12/15/2014, Cost $1,318,203) PIKd,†	1,304,804	1,285,232

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount		Value
Containers & Packaging — 0.5% (continued)
Ardagh Packaging
6.000%, 06/30/2021 (Acquired 08/13/2014, Cost $990,000)d,†		$1,000,000	$955,000
BakerCorp International, Inc.
8.250%, 06/01/2019 (Acquired 08/30/2011 through 02/26/2014, Cost $741,013)d,†		750,000	678,750
Total Containers & Packaging			2,918,982
Diversified Consumer Services — 0.1%
Affinion Group, Inc.
7.875%, 12/15/2018†		1,000,000	725,000
Diversified Financial Services — 4.4%
1st Credit Holdings Ltd.
11.000%, 06/10/2020	GBP	2,275,000	3,794,030
Ambac Assurance Corp.
5.100%, 06/07/2020 (Acquired 03/04/2013 through 06/17/2014, Cost $595,280)[d,f]		$714,894	820,340
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (Acquired 03/05/2014, Cost $521,331)[d]		500,000	578,289
Cattles Ltd.
7.875%, 01/17/2014[f]	GBP	3,777,000	176,605
8.125%, 07/05/2017[f]	GBP	4,527,000	211,674
CNG Holdings, Inc.
9.375%, 05/15/2020 (Acquired 12/16/2014, Cost $491,470)[d]		$724,000	477,840
Community Choice Financial, Inc.
10.750%, 05/01/2019 (Acquired 04/20/2011 through 07/31/2012, Cost $714,512)d,†		710,000	461,500
Corolla Trust
5.100%, 08/28/2039 (Acquired 08/15/2014 through 08/21/2014, Cost $3,446,644)[d]		4,444,000	3,499,650
DFC Finance Corp.
10.500%, 06/15/2020 (Acquired 06/06/2014, Cost $1,000,000)d,†		1,000,000	847,500
General Electric Capital Corp.
5.250%, 06/29/2049[c]		1,000,000	1,000,937
Glencore Funding LLC
4.125%, 05/30/2023 (Acquired 05/22/2013 through 06/27/2013, Cost $510,179)[d]		560,000	546,425
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (Acquired 07/16/2014 through 08/18/2014, Cost $1,015,004)d,†		1,000,000	985,000
Jaguar Holding Co. I
9.375%, 10/15/2017 (Acquired 07/01/2014, Cost $253,312) PIK[c,d]		250,000	255,500
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.875%, 04/15/2022 (Acquired 03/26/2014, Cost $1,679,785)d,†		1,670,000	1,528,050
KeHE Distributors LLC/KeHE Finance Corp.
7.625%, 08/15/2021 (Acquired 07/30/2013 through 02/26/2014, Cost $1,686,462)d,†		1,650,000	1,753,125
KKR Group Finance Co. II LLC
5.500%, 02/01/2043 (Acquired 01/25/2013, Cost $790,848)[d]		800,000	911,062
Lehman Brothers Holdings, Inc.
6.200%, 09/26/2014[f]		17,563,000	2,612,496
MPG Holdco I Inc.
7.375%, 10/15/2022 (Acquired 10/10/2014, Cost $1,899,264)[d]		1,890,000	1,946,700
The NASDAQ OMX Group, Inc.
4.250%, 06/01/2024[c]		1,000,000	1,024,881
Towergate Finance
6.053%, 02/15/2018[c]	GBP	2,097,000	2,851,672
8.500%, 02/15/2018	GBP	1,072,000	1,479,514
10.500%, 02/15/2019	GBP	198,000	87,952
Total Diversified Financial Services			27,850,742

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Diversified Telecommunicaiton Services — 0.4%
CCOH Safari LLC
5.500%, 12/01/2022	$885,000	$898,275
Frontier Communications Corp.
6.875%, 01/15/2025†	750,000	750,000
Verizon Communications, Inc.
6.550%, 09/15/2043	886,000	1,135,098
Total Diversified Telecommunication Services		2,783,373
Electric Utilities — 0.3%
Energy Future Intermediate Holding Co LLC/EFIH Finance, Inc.
12.250%, 03/01/2022 (Acquired 09/19/2013, Cost $1,526,206)[c,d,f]	1,365,000	1,617,525
GenOn Americas Generation LLC
8.500%, 10/01/2021†	530,000	455,800
Total Electric Utilities		2,073,325
Electronic Equipment, Instruments & Components — 0.0%
Goodman Networks, Inc.
12.125%, 07/01/2018	85,000	87,763
Total Electronic Equipment, Instruments & Components		87,763
Energy Equipment & Services — 0.9%
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.375%, 11/01/2021 (Acquired 07/16/2014 through 07/17/2014, Cost $1,006,630)d,†	1,000,000	735,000
Era Group, Inc.
7.750%, 12/15/2022†	1,210,000	1,246,300
Hercules Offshore, Inc.
7.500%, 10/01/2021 (Acquired 01/28/2014 through 04/22/2014, Cost $1,026,838)d,†	1,000,000	440,000
SAExploration Holdings, Inc.
10.000%, 07/15/2019 (Acquired 06/25/2014, Cost $943,214)d,†	936,000	580,320
Seadrill Ltd.
6.625%, 09/15/2020 (Acquired 09/20/2013 through 04/21/2014, Cost $1,380,275)c,d,†	1,380,000	1,145,400
Unit Corp.
6.625%, 05/15/2021†	1,690,000	1,512,550
Total Energy Equipment & Services		5,659,570
Food & Staples Retailing — 0.6%
BI-LO LLC/BI-LO Finance Corp.
8.625%, 09/15/2018 (Acquired 09/17/2013 through 06/03/2014, Cost $2,562,896) PIKd,†	2,520,000	1,890,000
BI-LO LLC/BI-LO Finance Corp.
9.250%, 02/15/2019 (Acquired 11/13/2014 through 11/21/2014, Cost $1,355,637)[d]	1,500,000	1,380,000
Roundy's Supermarkets, Inc.
10.250%, 12/15/2020 (Acquired 05/08/2014, Cost $538,254)d,†	500,000	435,000
SUPERVALU, Inc.
7.750%, 11/15/2022	240,000	235,200
Total Food & Staples Retailing		3,940,200
Food Products — 0.3%
Land O'Lakes Capital Trust I
7.450%, 03/15/2028 (Acquired 05/16/2014, Cost $1,004,934)d,†	1,000,000	1,035,000
Pinnacle Operating Corp.
9.000%, 11/15/2020 (Acquired 12/05/2013, Cost $266,040)d,†	250,000	257,500
WhiteWave Foods Co.
5.375%, 10/01/2022	900,000	927,000
Total Food Products		2,219,500

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Health Care Equipment & Supplies — 0.2%
Crimson Merger Sub, Inc.
6.625%, 05/15/2022 (Acquired 07/11/2014 through 08/18/2014, Cost $1,214,791)d,†	$1,250,000	$1,123,438
Health Care Providers & Services — 0.9%
21st Century Oncology, Inc.
8.875%, 01/15/2017†	350,000	353,500
BioScrip, Inc.
8.875%, 02/15/2021 (Acquired 02/06/2014 through 05/13/2014, Cost $1,024,603)d,†	1,000,000	900,000
RA Invest Ltd.
12.000%, 12/31/2049	1,971,000	2,299,500
Select Medical Corp.
6.375%, 06/01/2021	540,000	548,100
Tenet Healthcare Corp.
8.125%, 04/01/2022	1,500,000	1,676,250
Total Health Care Providers & Services		5,777,350
Hotels, Restaurants & Leisure — 1.2%
Caesar's Entertainment Operating Co., Inc.
10.750%, 02/01/2016[f]	1,500,000	225,000
6.500%, 06/01/2016[f]	4,432,000	531,840
Caesar's Entertainment Resort Properties LLC
8.000%, 10/01/2020 (Acquired 09/27/2013 through 12/27/2013, Cost $1,128,366)d,†	1,108,000	1,085,840
11.000%, 10/01/2021 (Acquired 02/24/2014 through 04/17/2014, Cost $784,383)d,†	750,000	682,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (Acquired 03/03/2014 through 03/04/2014, Cost $1,057,089)d,†	1,000,000	930,000
Greektown Holdings LLC/Greektown Mothership Corp.
8.875%, 03/15/2019 (Acquired 02/26/2014 through 02/27/2014, Cost $1,024,599)d,†	1,000,000	997,500
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (Acquired 03/05/2014 through 06/30/2014, Cost $1,240,115)d,†	1,250,000	1,200,000
MGM Resorts International
6.000%, 03/15/2023	865,000	869,325
Penn National Gaming, Inc.
5.875%, 11/01/2021	650,000	604,500
Station Casinos LLC
7.500%, 03/01/2021	630,000	645,750
Total Hotels, Restaurants & Leisure		7,772,255
Household Durables — 0.3%
Century Communities, Inc.
6.875%, 05/15/2022 (Acquired 04/30/2014 through 05/01/2014, Cost $507,172)d,†	500,000	500,000
MDC Holdings, Inc.
5.500%, 01/15/2024	1,370,000	1,325,475
Total Household Durables		1,825,475
Household Products — 0.8%
Armored Autogroup, Inc.
9.250%, 11/01/2018	2,041,000	2,030,795
First Quality Finance Co, Inc.
4.625%, 05/15/2021 (Acquired 05/09/2013 through 02/26/2014, Cost $1,249,089)d,†	1,295,000	1,184,925
Reynolds Group Issuer, Inc./Reynold's Group Issuer LLC
9.875%, 08/15/2019	750,000	795,000
Sun Products Corp.
7.750%, 03/15/2021 (Acquired 07/15/2014 through 11/10/2014, Cost $952,866)d,†	1,200,000	1,014,000
Total Household Products		5,024,720

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Independent Power and Renewable Electricity Producers — 0.5%
Atlantic Power Corp.
9.000%, 11/15/2018	$750,000	$742,500
Syncora Holdings Ltd.
0.000%, 07/07/2024 (Acquired 02/11/2014 through 05/01/2014, Cost $2,273,105)[d]	3,038,000	2,521,540
Total Independent Power and Renewable Electricity Producers		3,264,040
Industrial Conglomerates — 0.1%
CEVA Group PLC
9.000%, 09/01/2021 (Acquired 03/13/2014 through 03/14/2014, Cost $1,014,350)d,†	1,000,000	940,000
Insurance — 0.9%
HUB International Ltd.
7.875%, 10/01/2021 (Acquired 10/10/2014 through 12/03/2014, Cost $1,051,727)[d]	1,033,000	1,027,835
Onex York Acquisition Corp.
8.500%, 10/01/2022 (Acquired 11/04/2014, Cost $604,000)[d]	604,000	604,000
Syncora Holdings Ltd.
6.880%, 09/29/2049[c]	8,543,000	4,143,355
Total Insurance		5,775,190
IT Services — 0.8%
Alliance Data Systems Corp.
6.375%, 04/01/2020 (Acquired 11/20/2012 through 08/08/2013, Cost $1,240,173)d,†	1,195,000	1,221,888
5.375%, 08/01/2022 (Acquired 07/24/2014 through 09/30/2014, Cost $3,200,208)d,†	3,230,000	3,189,625
NeuStar, Inc.
4.500%, 01/15/2023†	1,000,000	872,500
Total IT Services		5,284,013
Leisure Products — 0.4%
CBC Ammo LLC/CBC FinCo, Inc.
7.250%, 11/15/2021 (Acquired 11/08/2013 through 05/23/2014, Cost $1,666,505)d,†	1,650,000	1,553,063
Scientific Games International, Inc.
7.000%, 01/01/2022 (Acquired 11/14/2014, Cost $1,090,401)[d]	1,080,000	1,093,500
Total Leisure Products		2,646,563
Machinery — 0.8%
BlueLine Rental Finance Corp.
7.000%, 02/01/2019 (Acquired 01/16/2014 through 01/22/2014, Cost $2,164,657)d,†	2,100,000	2,152,499
CNH Industrial Capital LLC
3.375%, 07/15/2019 (Acquired 06/25/2014, Cost $661,183)[d]	665,000	635,075
Navistar International Corp.
8.250%, 11/01/2021	600,000	591,750
NCSG Crane & Heavy Haul Services
9.500%, 08/15/2019 (Acquired 08/08/2014, Cost $1,715,000)d,†	1,715,000	1,457,750
Total Machinery		4,837,074
Marine — 0.6%
Eletson Holdings
9.625%, 01/15/2022 (Acquired 01/07/2014, Cost $260,320)d,†	250,000	245,000
Global Ship Lease, Inc.
10.000%, 04/01/2019 (Acquired 03/11/2014 through 03/12/2014, Cost $1,008,053)d,†	1,000,000	1,007,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.
8.125%, 11/15/2021 (Acquired 12/04/2013, Cost $1,021,421)d,†	1,000,000	975,000
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.
7.375%, 01/15/2022 (Acquired 12/04/2013 through 11/20/2014, Cost $983,726)d,†	1,000,000	915,000

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Marine — 0.6% (continued)
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.
7.250%, 05/01/2022 (Acquired 04/08/2014 through 04/17/2014, Cost $1,007,440)d,†	$1,000,000	$990,000
Total Marine		4,132,500
Media — 1.9%
Block Communications, Inc.
7.250%, 02/01/2020 (Acquired 07/30/2013 through 05/14/2014, Cost $4,493,328)d,†	4,225,000	4,309,500
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019	720,000	727,200
Gray Television, Inc.
7.500%, 10/01/2020	630,000	648,900
iHeartCommunications, Inc.
10.000%, 01/15/2018	750,000	643,125
9.000%, 12/15/2019†	750,000	738,750
14.000%, 02/01/2021 PIK†	375,000	305,625
9.000%, 03/01/2021†	750,000	735,000
LBI Media, Inc.
10.000%, 04/15/2019 (Acquired 04/17/2014, Cost $389,122)c,d,†	375,000	390,000
Lee Enterprises, Inc.
9.500%, 03/15/2022 (Acquired 03/21/2014 through 04/01/2014, Cost $1,286,234)d,†	1,250,000	1,282,813
Radio One, Inc.
9.250%, 02/15/2020 (Acquired 01/29/2014, Cost $482,000)d,†	477,000	414,990
SiTV LLC/SiTV Finance, Inc.
10.375%, 07/01/2019 (Acquired 06/18/2014, Cost $504,027)d,†	500,000	463,750
Viacom, Inc.
5.850%, 09/01/2043	1,100,000	1,223,278
Videotron Ltd.
9.125%, 04/15/2018†	62,000	64,093
Total Media		11,947,024
Metals & Mining — 3.3%
Aleris International, Inc.
7.625%, 02/15/2018†	500,000	502,500
7.875%, 11/01/2020 (Acquired 12/11/2012 through 02/26/2014, Cost $1,052,727)d,†	1,020,000	1,014,900
American Gilsonite Co.
11.500%, 09/01/2017 (Acquired 02/26/2014 through 09/02/2014, Cost $5,339,083)d,†	5,000,000	4,925,000
AuRico Gold, Inc.
7.750%, 04/01/2020 (Acquired 03/17/2014, Cost $999,402)d,†	1,000,000	920,000
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.
13.750%, 12/01/2015†	90,000	62,550
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500%, 12/15/2019†	2,200,000	2,293,500
6.375%, 03/15/2024†	1,000,000	930,000
Constellium NV
8.000%, 01/15/2023 (Acquired 12/05/2014, Cost $500,000)[d]	500,000	497,500
FMG Resources Ltd.
6.000%, 04/01/2017 (Acquired 12/22/2014, Cost $1,900,687)[d]	2,000,000	1,912,500
IAMGOLD Corp.
6.750%, 10/01/2020 (Acquired 11/29/2012 through 02/26/2014, Cost $605,301)d,†	625,000	470,750
New Gold, Inc.
6.250%, 11/15/2022 (Acquired 07/11/2013 through 04/29/2014, Cost $2,277,868)d,†	2,305,000	2,258,900
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%, 02/01/2020 (Acquired 01/17/2013, Cost $274,158)d,†	270,000	280,463
7.375%, 02/01/2020 (Acquired 04/29/2014, Cost $1,047,603)d,†	1,000,000	1,038,750

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Metals & Mining — 3.3% (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.125%, 11/15/2019 (Acquired 10/23/2014, Cost $693,343)[d]	$690,000	$664,125
Thompson Creek Metals Co., Inc.
7.375%, 06/01/2018	500,000	410,000
12.500%, 05/01/2019 (Acquired 05/08/2012 through 02/26/2014, Cost $791,353)d,†	790,000	784,075
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.750%, 12/15/2018 (Acquired 03/05/2014, Cost $1,611,902)d,†	1,500,000	1,574,999
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp.
9.750%, 06/15/2019 (Acquired 04/14/2014, Cost $504,341)[d]	500,000	531,250
Total Metals & Mining		21,071,762
Oil, Gas & Consumable Fuels — 5.6%
Alpha Natural Resources, Inc.
7.500%, 08/01/2020 (Acquired 06/06/2014 through 09/17/2014, Cost $1,446,505)d,†	1,500,000	945,000
Antero Res Corp.
5.125%, 12/01/2022 (Acquired 09/04/2014 through 09/30/2014, Cost $2,354,736)d,†	2,385,000	2,247,862
Antero Resources Finance Corp.
5.375%, 11/01/2021†	2,000,000	1,935,000
Baytex Energy Corp.
6.750%, 02/17/2021†	2,000,000	1,944,999
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125%, 11/15/2022 (Acquired 11/07/2014, Cost $1,350,471)[d]	1,360,000	1,312,400
California Resources Corp.
6.000%, 11/15/2024 (Acquired 09/11/2014 through 12/22/2014, Cost $760,000)[d]	760,000	642,200
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.500%, 04/15/2021 (Acquired 10/28/2014, Cost $727,989)[d]	750,000	667,500
Comstock Resources, Inc.
9.500%, 06/15/2020†	1,775,000	1,207,000
CONSOL Energy, Inc.
8.250%, 04/01/2020†	1,500,000	1,556,250
Diamondback Energy, Inc.
7.625%, 10/01/2021†	1,670,000	1,630,338
Drill Rigs Holdings, Inc.
6.500%, 10/01/2017 (Acquired 11/30/2012, Cost $500,201)d,†	500,000	412,500
Endeavor Energy Resources LP/EER Finance, Inc.
7.000%, 08/15/2021 (Acquired 04/16/2014, Cost $1,043,965)d,†	1,000,000	885,000
Energy XXI Gulf Coast, Inc.
7.500%, 12/15/2021†	1,770,000	955,800
Gulfport Energy Corp.
7.750%, 11/01/2020 (Acquired 08/13/2014 through 09/30/2014, Cost $1,640,432)d,†	1,550,000	1,515,125
Hiland Partners LP/Hiland Partners Finance Corp.
7.250%, 10/01/2020 (Acquired 11/21/2012 through 04/21/2014, Cost $1,735,270)d,†	1,640,000	1,558,000
Ithaca Energy, Inc.
8.125%, 07/01/2019 (Acquired 06/30/2014, Cost $752,721)d,†	750,000	566,250
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044	835,000	836,711
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019†	1,965,000	1,999,387
Lightstream Resources Ltd.
8.625%, 02/01/2020 (Acquired 01/25/2012 through 11/17/2014, Cost $1,551,337)d,†	1,600,000	1,120,000

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Oil, Gas & Consumable Fuels — 5.6% (continued)
Murray Energy Corp.
8.625%, 06/15/2021 (Acquired 12/09/2013 through 01/21/2014, Cost $1,046,076)d,†	$1,000,000	$955,000
Northern Oil and Gas, Inc.
8.000%, 06/01/2020†	1,635,000	1,238,513
Oasis Petroleum, Inc.
6.875%, 03/15/2022	520,000	473,200
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018	1,446,000	1,413,465
7.500%, 02/15/2021†	1,250,000	1,162,500
Parsley Energy LLC/Parsley Finance Corp.
7.500%, 02/15/2022 (Acquired 09/30/2014, Cost $775,629)d,†	750,000	710,625
Resolute Energy Corp.
8.500%, 05/01/2020†	1,250,000	629,688
Rosetta Resources, Inc.
5.875%, 06/01/2022†	2,000,000	1,800,000
Sandridge Energy, Inc.
8.125%, 10/15/2022	630,000	396,900
SM Energy Co.
6.125%, 11/15/2022 (Acquired 11/12/2014 through 11/13/2014, Cost $300,889)[d]	300,000	282,000
Southeast Supply Header LLC
4.250%, 06/15/2024 (Acquired 06/04/2014, Cost $499,395)[d]	500,000	506,704
Tullow Oil PLC
6.000%, 11/01/2020 (Acquired 11/01/2013, Cost $814,644)[d]	810,000	672,300
6.250%, 04/15/2022 (Acquired 04/03/2014 through 08/11/2014, Cost $1,603,064)d,†	1,600,000	1,344,000
Total Oil, Gas & Consumable Fuels		35,522,217
Paper & Forest Products — 2.7%
Cenveo Corp.
11.500%, 05/15/2017†	4,736,000	4,309,759
6.000%, 08/01/2019 (Acquired 09/29/2014 through 11/07/2014, Cost $935,764)d,†	1,000,000	905,000
8.500%, 09/15/2022 (Acquired 06/20/2014 through 09/02/2014, Cost $745,313)d,†	750,000	562,500
HD Supply, Inc.
11.500%, 07/15/2020	1,250,000	1,431,250
PaperWorks Industries, Inc.
9.500%, 08/15/2019 (Acquired 07/30/2014 through 08/11/2014, Cost $764,071)d,†	750,000	750,000
Plastipak Holdings, Inc.
6.500%, 10/01/2021 (Acquired 09/25/2013 through 04/29/2014, Cost $2,732,843)d,†	2,630,000	2,616,850
Tembec Industries, Inc.
9.000%, 12/15/2019 (Acquired 09/24/2014 through 11/20/2014, Cost $3,394,540)d,†	3,360,000	3,305,400
Verso Paper Holdings LLC/Verso Paper, Inc.
11.750%, 01/15/2019	3,130,000	3,130,000
11.750%, 01/15/2019	210,000	178,500
Total Paper & Forest Products		17,189,259
Pharmaceuticals — 0.6%
Capsugel SA
7.000%, 05/15/2019 (Acquired 11/05/2013 through 05/13/2014, Cost $2,054,578) PIKd,†	2,000,000	2,020,000
JLL/Delta Dutch Newco BV
7.500%, 02/01/2022 (Acquired 01/22/2014 through 09/30/2014, Cost $2,013,684)d,†	2,000,000	2,030,000
Total Pharmaceuticals		4,050,000

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Professional Services — 1.7%
inVentiv Health, Inc.
9.000%, 01/15/2018 (Acquired 11/19/2014, Cost $516,996)[d]	$500,000	$510,000
SITEL LLC/Sitel Finance Corp.
11.500%, 04/01/2018	4,595,000	3,607,075
Southern Graphics, Inc.
8.375%, 10/15/2020 (Acquired 01/23/2013 through 04/28/2014, Cost $1,269,504)d,†	1,230,000	1,233,075
Visant Corp.
10.000%, 10/01/2017	6,405,000	5,556,337
Total Professional Services		10,906,487
Real Estate Management & Development — 0.4%
AV Homes, Inc.
8.500%, 07/01/2019 (Acquired 06/25/2014, Cost $753,438)d,†	750,000	723,750
Greystar Real Estate Partners LLC
8.250%, 12/01/2022 (Acquired 11/10/2014, Cost $895,000)[d]	895,000	910,663
K Hovnanian Enterprises, Inc.
8.000%, 11/01/2019 (Acquired 10/31/2014, Cost $945,000)[d]	945,000	907,200
Total Real Estate Management & Development		2,541,613
Road & Rail — 1.2%
Florida East Coast Holdings Corp.
6.750%, 05/01/2019 (Acquired 04/16/2014 through 09/30/2014, Cost $2,630,607)d,†	2,570,000	2,544,300
JCH Parent, Inc.
10.500%, 03/15/2019 (Acquired 06/05/2014 through 06/06/2014, Cost $987,832) PIKd,†	1,000,000	925,000
Jurassic Holdings III, Inc.
6.875%, 02/15/2021 (Acquired 01/24/2014, Cost $2,013,458)d,†	2,000,000	1,860,000
Watco Cos. LLC/Watco Finance Corp.
6.375%, 04/01/2023 (Acquired 06/27/2013 through 02/26/2014, Cost $2,200,025)d,†	2,200,000	2,178,000
Total Road & Rail		7,507,300
Semiconductors & Semiconductor Equipment — 0.4%
Advanced Micro Devices, Inc.
7.500%, 08/15/2022†	1,000,000	900,000
Micron Technology, Inc.
5.500%, 02/01/2025 (Acquired 07/23/2014 through 07/24/2014, Cost $1,507,277)d,†	1,500,000	1,515,000
Total Semiconductors & Semiconductor Equipment		2,415,000
Software — 0.9%
Cogent Communications Finance, Inc.
5.625%, 04/15/2021 (Acquired 04/01/2014 through 04/29/2014, Cost $1,237,959)d,†	1,250,000	1,225,000
First Data Corp.
12.625%, 01/15/2021†	3,750,000	4,453,125
Total Software		5,678,125
Specialty Retail — 0.7%
Bed Bath & Beyond, Inc.
5.165%, 08/01/2044	495,000	517,912
Brown Shoe Co., Inc.
7.125%, 05/15/2019†	1,000,000	1,044,999
Michael's FinCo Holdings LLC/Michael's FinCo, Inc.
7.500%, 08/01/2018 (Acquired 07/24/2013, Cost $270,000) PIKd,†	270,000	274,725
Outerwall, Inc.
5.875%, 06/15/2021 (Acquired 10/29/2014, Cost $605,360)[d]	630,000	587,475
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount		Value
Specialty Retail — 0.7% (continued)
Petco Holdings, Inc.
8.500%, 10/15/2017 (Acquired 08/06/2014, Cost $817,777) PIK[d]		$806,000	$818,090
Rent-A-Center, Inc.
6.625%, 11/15/2020		1,050,000	1,008,000
4.750%, 05/01/2021 (Acquired 07/30/2013, Cost $482,324)d,†		500,000	430,000
Total Specialty Retail			4,681,201
Textiles, Apparel & Luxury Goods — 0.5%
Boardriders SA
8.875%, 12/15/2017[d]	EUR	1,000,000	1,070,897
Industrias Unidas SA de CV
8.750%, 03/26/2010[f,g]		$38,000	0
Springs Industries, Inc.
6.250%, 06/01/2021†		1,827,000	1,817,865
Total Textiles, Apparel & Luxury Goods			2,888,762
Tobacco — 0.3%
Vector Group Ltd.
7.750%, 02/15/2021 (Acquired 06/26/2013 through 02/26/2014, Cost $1,778,003)d,†		1,700,000	1,789,250
Trading Companies & Distributors — 0.2%
Fly Leasing Ltd.
6.375%, 10/15/2021		1,500,000	1,477,500
Wireless Telecommunication Services — 0.9%
NII Capital Corp.
7.625%, 04/01/2021[f]		965,000	178,525
NII International Telecom SCA
7.875%, 08/15/2019 (Acquired 01/14/2014 through 11/25/2014, Cost $1,855,483)[d,f]		2,447,000	1,749,605
11.375%, 08/15/2019 (Acquired 02/11/2013 through 11/12/2014, Cost $568,607)[d,f]		667,000	480,240
Sprint Communications, Inc.
9.250%, 04/15/2022†		2,025,000	2,288,250
Sprint Corp.
7.250%, 09/15/2021		970,000	961,513
7.125%, 06/15/2024†		250,000	232,500
Total Wireless Telecommunication Services			5,890,633
Total Corporate Bonds (Cost $329,766,941)			308,058,335
Foreign Government Agency Issues — 0.2%
Petroleos Mexicanos
6.375%, 01/23/2045		1,375,000	1,557,188
Total Foreign Government Agency Issues (Cost $1,364,715)			1,557,188
Foreign Municipal Bonds — 0.8%
Commonwealth of Puerto Rico
6.125%, 07/01/2033		40,000	30,168
6.000%, 07/01/2039		290,000	212,782
Government Development Bank for Puerto Rico
7.750%, 06/30/2015		3,775,000	3,760,957
7.750%, 06/30/2015		635,000	632,638
Puerto Rico Sales Tax Financing Corp.
6.050%, 08/01/2036		130,000	95,070
6.350%, 08/01/2039		175,000	124,052
Total Foreign Municipal Bonds (Cost $4,903,798)			4,855,667

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
U.S. Government Treasury Bills — 0.4%
United States Treasury Bills
0.000%, 4/2/2015[h]	$2,330,000	$2,329,767
Total US Government Treasury Bills (Cost $2,329,794)		2,329,767
U.S. Government Note/Bond — 0.2%
United States Treasury Notes
1.875%, 11/30/2021	1,200,000	1,192,969
Total US Government Note/Bond (Cost $1,193,813)		1,192,969
Bank Loans — 20.0%
ABG Intermediate Holdings 2 LLC Term Loan 1st Lien
5.500%, 05/27/2021[c]	228,275	227,134
Academi Term Loan B
6.282%, 07/24/2019[c]	974,700	964,953
Accellent, Inc. Term Loan 2nd Lien
7.500%, 03/12/2022[c]	1,000,000	937,500
Active Network, Inc. Term Loan
5.500%, 11/13/2020[c]	513,114	501,143
Affinion Group, Inc. Term Loan 2nd Lien
8.500%, 10/31/2018[c]	3,527,819	3,135,349
Affinion Group, Inc. Term Loan B
6.750%, 04/30/2018[c]	1,502,896	1,404,577
American Energy — Marcellus Term Loan 2nd Lien
8.500%, 08/04/2021[c]	1,000,000	910,000
Amneal Pharmaceutical Term Loan
5.003%, 11/01/2019[c]	113,028	112,604
Answers Corp. Term Loan
6.250%, 10/01/2021[c]	476,000	451,010
Apple Leisure Group USA Holdings LLC Term Loan 1st Lien
7.000%, 02/28/2019[c]	224,280	222,037
7.000%, 02/28/2019[c]	297,301	294,328
Archroma Term Loan B 1st Lien
9.500%, 09/30/2018[c]	4,735,759	4,676,562
Arizona Chemical USA, Inc. Term Loan 2nd Lien
7.500%, 06/10/2022[c]	750,000	734,843
Ascend Learning LLC Term Loan
6.003%, 07/31/2019[c]	3,902	7,831
Asurion LLC Term Loan 2nd Lien
8.500%, 03/03/2021[c]	416,905	413,082
Atkore Term Loan 2nd Lien
7.750%, 10/08/2021[c]	4,500,000	4,387,499
Auction.com Term Loan
4.420%, 02/28/2017[c]	67,675	66,998
4.420%, 02/28/2017[c]	1,165,325	1,153,672
Block Communications, Inc. Term Loan B
5.750%, 11/05/2021[c]	1,401,488	1,391,859
Bob's Discount Furniture Term Loan 1st Lien
5.250%, 02/12/2021[c]	1,089,525	1,053,211
Bob's Discount Furniture Term Loan 2nd Lien
9.000%, 02/07/2022[c]	1,510,000	1,419,400
Bowie Resources LLC Term Loan 2nd Lien
11.750%, 08/16/2021[c]	177,060	173,519
Bowlmor AMF Term Loan
7.250%, 08/08/2021[c]	955,605	936,493

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Bank Loans — 20.0% (continued)
Caesar's Entertainment Operating Co., Inc. Term Loan B 1st Lien
9.750%, 01/28/2018[c]	$1,274,595	$1,100,396
Caesar's Entertainment Operating Co., Inc. Term Loan B-5
5.985%, 01/29/2018[c]	1,174,136	1,022,238
Caesar's Entertainment Operating Co., Inc. Term Loan B-6
6.985%, 01/29/2018[c]	2,032,701	1,772,618
Caesar's Entertainment Resort Properties LLC Term Loan 1st Lien
7.000%, 10/11/2020[c]	793,466	738,257
Caesar's Growth Properties Holdings LLC Term Loan B
7.000%, 05/05/2015[c]	1,709,000	1,689,774
CBAC Borrower LLC Term Loan B
8.250%, 07/02/2020[c]	161,000	158,585
Cengage Learning Acquisitions, Inc. Term Loan 1st Lien
7.000%, 03/31/2020[c]	992,500	981,335
Centaur Gaming LLC Term Loan 2nd Lien
9.750%, 02/20/2020[c]	669,000	663,146
CEVA Group PLC Term Loan 1st Lien
0.133%, 03/19/2021[c]	270,936	251,970
CEVA Logistics Canadian Term Loan 1st Lien
6.500%, 03/19/2021[c]	48,892	45,469
CEVA Logistics Dutch Term Loan 1st Lien
6.500%, 03/19/2021[c]	283,571	263,721
CEVA Logistics US Holdings, Inc. Term Loan 1st Lien
6.500%, 03/19/2021[c]	391,133	363,754
Citadel Plastics Term Loan 1st Lien
5.250%, 11/30/2020[c]	378,000	373,275
Connacher Oil & Gas Ltd. Term Loan 2nd Lien
7.000%, 05/21/2018[c]	3,478,759	3,087,399
Correctional Health Care/Correct Care Term Loan 1st Lein
5.000%, 07/22/2021[c]	452,865	442,676
CPI Buyer Term Loan 1st Lien
5.500%, 08/18/2021[c]	837,900	821,142
Datapipe Term Loan 2nd Lien
8.500%, 09/07/2019[c]	308,000	295,936
Del Monte Foods, Inc. Term Loan 2nd Lien
8.250%, 08/18/2021[c]	1,863,000	1,581,221
Dell International LLC Term Loan B 1st Lien
4.500%, 04/29/2020[c]	1,980,000	1,974,060
Direct Chassis Link, Inc. Term Loan 2nd Lien
8.250%, 11/30/2021[c,g,f]	825,067	826,139
DTZ U.S. Borrower Term Loan
5.500%, 10/28/2021[c]	452,107	449,846
DTZ U.S. Borrower Term Loan 1st Lien
5.500%, 10/28/2021[c]	758,893	755,099
Eastman Kodak Co. Term Loan
7.250%, 09/03/2019[c]	989,950	988,297
Easton Bell Sports, Inc. Term Loan 2nd Lien
10.250%, 04/14/2022[c]	1,717,000	1,721,293
Encompass Digital Media, Inc. Term Loan 2nd Lien
8.750%, 06/03/2022[c]	1,759,000	1,750,205
Endeavour International Term Loan
11.000%, 02/01/2017[c]	1,500,000	1,327,500

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Bank Loans — 20.0% (continued)
Endemol US Term Loan 1st Lien
6.750%, 08/11/2021[c]	$2,117,758	$2,075,402
Environmental Resources Management, Inc. Term Loan 1st Lien
5.000%, 05/16/2021[c]	1,166,000	1,136,850
Euramax International, Inc. Term Loan
12.250%, 09/30/2016[c]	1,559,000	1,247,200
Expro Holdings Term Loan
5.750%, 08/12/2021[c]	1,036,425	844,686
Extreme Reach, Inc. Term Loan 2nd Lien
10.500%, 01/22/2021[c]	1,737,000	1,719,630
Gardner Denver Term Loan B
4.250%, 07/30/2020[c]	1,250,000	1,167,188
Genesis Healthcare Corp. Term Loan
10.000%, 12/04/2017[c]	574,444	600,294
Global Cash Access Term Loan B
6.250%, 11/25/2020[c]	700,000	683,669
Global Tel Link Corp. Term Loan 2nd Lien
9.000%, 11/23/2020[c]	2,714,000	2,648,403
Goodpack Term Loan 2nd Lien
8.000%, 08/05/2021[c]	544,000	541,280
GST Autoleather 1st Lien
6.500%, 06/03/2020[c]	666,330	653,003
Healogics Term Loan 2nd Lien
9.000%, 07/01/2022[c]	4,000,000	3,739,999
IMG Worldwide, Inc. Term Loan 2nd Lien
8.250%, 05/06/2022[c]	1,494,061	1,423,093
Indiana Toll Road Concession Co. LLC Term Loan
1.574%, 06/26/2015[c,f]	569,096	436,212
1.599%, 06/26/2015[c,f]	181,598	139,195
1.558%, 06/29/2015[c,f]	6,303,284	4,831,467
International Lease Finance Corp. Term Loan B
3.500%, 03/06/2021[c]	500,000	494,790
Inventiv Health Term Loan B4
7.750%, 05/15/2018[c]	1,000,000	994,580
Ion Media Term Loan
4.750%, 12/18/2020[c]	304,000	299,440
iParadigms Term Loan 1st Lien
5.000%, 07/23/2021[c]	956,603	936,275
J.C. Penney Term Loan
6.000%, 05/22/2018[c]	254,000	248,709
Jacob's Entertainment, Inc. Term Loan 2nd Lien
13.000%, 10/29/2019[c]	389,000	363,715
LM U.S. Member Term Loan 2nd Lien
8.250%, 10/19/2020[c]	220,000	215,600
Long Term Care Group Holdings Corp. Term Loan B
6.000%, 06/08/2020[c]	917,475	896,832
Marine Acquisition Corp. Term Loan B
5.250%, 02/01/2021[c]	1,258,634	1,239,754
Mergermarket Ltd. Term Loan 1st Lien
4.500%, 02/04/2021[c]	481,363	454,888
Mergermarket Ltd. Term Loan 2nd Lien
7.500%, 02/04/2022[c]	495,000	466,538

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount	Value
Bank Loans — 20.0% (continued)
Miller Heiman Term Loan
6.750%, 09/30/2019[c]	$790,929	$768,688
Mutual Fund Store Term Loan 1st Lien
5.500%, 07/29/2021[c]	1,395,503	1,378,059
National Vision, Inc. Term Loan 2nd Lien
6.750%, 03/11/2022[c]	410,230	385,104
Navex Global Term Loan 1st Lien
5.750%, 11/19/2021[c]	81,000	79,785
Navex Global Term Loan 2nd Lien
9.750%, 11/18/2022[c]	877,000	859,460
NewPage Corp. Term Loan
9.500%, 02/11/2021[c]	2,224,000	2,109,086
Nextgen Networks Property Ltd. Term Loan 1st Lien
5.000%, 05/28/2021[c]	1,714,385	1,650,096
NN Initial Term Loan B
6.000%, 08/27/2021[c]	828,000	823,860
NXT Capital LLC Term Loan B
6.250%, 09/04/2018[c]	715,938	714,147
Oasis Holdings Term Loan
2.500%, 10/04/2020[c]	6,380,000	3,774,834
P2 Lower Acquisition LLC Term Loan
5.500%, 10/22/2020[c]	491,270	482,672
P2 Lower Acquisition LLC Term Loan 2nd Lien
9.500%, 10/22/2021[c]	1,903,000	1,826,880
Packaging Coordinators Term Loan
5.250%, 08/12/2021[c]	957,600	921,690
Patriot Coal Corp. Term Loan 1st Lien
9.000%, 12/18/2018[c]	990,000	942,153
Peak 10, Inc. Term Loan 2nd Lien
8.250%, 06/17/2022[c]	671,000	644,159
Pelican Products, Inc. Term Loan 2nd Lien
9.250%, 04/09/2021[c]	801,000	784,980
Pertus Sechzehnte Term Loan 2nd Lien
8.250%, 07/29/2022[c]	1,750,000	1,700,790
PHS Group Ltd. Term Loan
0.000%, 04/17/2020[c]	37,215	41,711
0.000%, 10/17/2022[c]	371,652	287,820
Pinnacle Entertainment, Inc. Term Loan 1st Lien
3.750%, 08/13/2020[c]	355,568	349,790
Preferred Sands Term Loan
6.750%, 08/12/2020[c]	809,970	720,873
Presidio, Inc. Term Loan B 1st Lien
5.000%, 03/31/2017[c]	5,653	5,635
SI Organization, Inc. Term Loan 1st Lien
5.750%, 11/22/2019[c]	478,405	474,817
Sorenson Communications, Inc. Term Loan 1st Lien
8.000%, 04/30/2020[c]	497,500	497,500
Sun Products Corp. Term Loan B
5.500%, 03/23/2020[c]	1,500,000	1,387,500
Surgery Center Term Loan 2nd Lien
8.500%, 11/03/2021[c]	750,000	721,875
Systems Maintenance Services, Inc. Term Loan 2nd Lien
9.250%, 10/16/2020[c]	493,000	489,303

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Principal Amount		Value
Bank Loans — 20.0% (continued)
TCH-2 Holdings LLC Term Loan 1st Lien
5.500%, 05/12/2021[c]		$554,286	$545,971
Teamviewer Term Loan
6.000%, 12/31/2020[c]		859,845	840,137
Tensar 2nd Lien
9.500%, 07/09/2022[c]		681,000	537,990
Therakos, Inc.Term Loan 2nd Lien
10.750%, 07/18/2018[c]		925,000	934,250
Tibco Software Term Loan
5.500%, 11/25/2015[c]		363,000	359,370
Tier Point Term Loan B 2nd Lien
8.750%, 12/01/2022[c]		560,000	553,000
Travelport Finance Term Loan B
6.000%, 09/02/2021[c]		1,454,000	1,448,998
Tronox, Inc. Term Loan B
4.000%, 03/19/2020[c]		2,500,000	2,454,175
TX Competitive Electric Holdings Co. LLC Term Loan
4.648%, 10/10/2017[c,f]		1,334,000	860,990
US LBM Holdings LLC Term Loan
8.000%, 05/02/2020[c]		2,359,454	2,306,366
US Shipping Term Loan
5.500%, 04/30/2018[c]		1,261,097	1,235,875
Vencore Term Loan
5.750%, 11/22/2019[c]		31,800	31,561
Vertellus Specialties Term Loan
10.500%, 10/31/2019[c]		2,992,500	2,812,950
Viking Consortium LLC Term Loan
2.250%, 01/02/2021[c]		784,104	989,907
2.250%, 01/02/2021[c]		356,507	450,079
2.250%, 01/02/2021[c]		1,571,390	1,983,831
2.250%, 01/02/2021[c]		354,430	447,457
2.250%, 01/02/2021[c]		267,380	337,559
Visant Term Loan
7.000%, 08/13/2021[c]		997,500	967,575
York Risk Services Term Loan
4.750%, 10/01/2021[c]		45,058	44,720
York Risk Services Term Loan B
4.750%, 10/01/2021[c]		416,785	413,659
YRC Worldwide, Inc. Term Loan 1st Lien
8.250%, 02/13/2019[c]		987,500	977,013
Total Bank Loans (Cost $132,749,197)			127,876,347
Other Securities — 0.4%
Fagor[g]	EUR	4,328,795	$1,021,424
SlavInvestBank Loan Participation Notes
9.875%, 12/31/2012[f,g]		$45,000	0
	Shares
Travelport[a,b]		77,554	1,372,131
	Principal Amount
Tribune Litigation Interest[a,g]		$13,789	0
Total Other Securities (Cost $2,877,625)			2,393,555

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2014 (continued)

	Shares	Value
Warrants — 0.0%
RA Holding Corp.
Expiration: December 2049[a,g]	36,375	$0
Total Warrants (Cost $0)		0
	Contracts
Purchased Options — 0.1%
Put Options — 0.1%
iShares Russell 2000 ETF
Expiration January 2015, Exercise Price: $111.00[a]	230	115
Expiration January 2015, Exercise Price: $112.00[a]	900	37,800
Expiration February 2015, Exercise Price: $113.00[a]	1,000	164,000
Expiration March 2015, Exercise Price: $105.00[a]	969	137,598
SPDR S&P 500 ETF Trust
Expiration March 2015, Exercise Price: $181.00[a]	460	78,200
Weight Watchers International, Inc.
Expiration January 2015, Exercise Price: $15.00[a]	188	470
Total Put Options		418,183
Total Purchased Options (Cost $1,169,172)		418,183
	Shares
Money Market Funds — 11.6%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class
0.07%[c]	73,974,833	73,974,833
Total Money Market Funds (Cost $73,974,833)		73,974,833
Total Investments (Cost $730,523,478) — 109.1%		696,622,952
Liabilities in Excess of Other Assets — (9.1)%		(58,091,952)
Total Net Assets — 100.0%		$638,531,000

Percentages are stated as a percent of net assets.

EUR  Euro

GBP  British Pound Sterling

PIK  Payment In-Kind

a  Non-income producing.

b  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $3,403,889 which represents 0.5% of total net assets.

c  Variable Rate Security. The rate shown represents the rate at December 31, 2014.

d  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2014, the value of these securities total $209,207,600 which represents 32.8% of total net assets.

e  All or partial amount held by the broker as collateral for reverse repurchase agreements.

f  Default or other conditions exist and security is not presently accruing income.

g  Security classified as Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At December 31, 2014, the value of these securities total $4,345,825 which represents 0.7% of total net assets.

h  All or a portion have been committed as collateral for futures.

†  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $168,935,597.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014

	Shares	Value
Common Stocks — 1.3%
Biotechnology — 0.0%
Isis Pharmaceuticals, Inc.	3,120	$192,629
Consumer Finance — 0.2%
Encore Capital Group, Inc.	16,970	753,468
Ezcorp, Inc.	19,588	230,159
Total Consumer Finance		983,627
Diversified Consumer Services — 0.2%
Ascent Capital Group, Inc.	18,590	983,969
Weight Watchers International, Inc.	9,929	246,636
Total Diversified Consumer Services		1,230,605
Electrical Equipment — 0.1%
General Cable Corp.	22,380	333,462
Energy Equipment & Services — 0.1%
SEACOR Holdings, Inc.	7,010	517,408
Internet Software & Services — 0.0%
Blucora, Inc.	16,550	229,217
Machinery — 0.2%
Altra Industrial Motion Corp.	38,300	1,087,337
Media — 0.2%
Dex Media, Inc.	145,685	1,306,794
Multiline Retail — 0.1%
J.C. Penney Co., Inc.	133,883	867,562
Oil, Gas & Consumable Fuels — 0.0%
Cobalt International Energy, Inc.	11,220	99,746
Energy XXI Ltd.	22,000	71,720
Total Oil, Gas & Consumable Fuels		171,466
Real Estate Management & Development — 0.1%
Altisource Portfolio Solutions SA	8,197	276,977
Textiles, Apparel & Luxury Goods — 0.1%
Iconix Brand Group, Inc.	26,400	892,056
Total Common Stocks (Proceeds $10,442,916)		8,089,140
	Principal Amount
Corporate Bonds — 6.1%
Chemicals — 0.8%
Ashland, Inc.
4.750%, 08/15/2022	$900,000	$900,000
INEOS Group Holdings SA
6.125%, 08/15/2018	1,000,000	957,500
5.875%, 02/15/2019	250,000	236,875
Tronox Finance LLC
6.375%, 08/15/2020	3,000,000	3,007,500
Total Chemicals		5,101,875

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Principal Amount	Value
Computers & Peripherals — 0.0%
APX Group, Inc.
8.750%, 12/01/2020	$375,000	$316,641
Diversified Financial Services — 0.3%
Ace Cash Express, Inc.
11.000%, 02/01/2019	1,544,000	1,088,520
Community Choice Financial, Inc.
10.750%, 05/01/2019	820,000	533,000
Total Diversified Financial Services		1,621,520
Diversified Telecommunication Services — 0.2%
Gardner Denver, Inc.
6.875%, 08/15/2021	1,250,000	1,200,000
Energy Equipment & Services — 0.0%
Heckmann Corp.
9.875%, 04/15/2018	125,000	75,000
Hotels, Restaurants & Leisure — 0.1%
Caesar's Entertainment Operating Co., Inc.
10.000%, 12/15/2018	2,721,000	421,755
Household Products — 0.1%
Sun Products Corp.
7.750%, 03/15/2021	1,000,000	845,000
Internet Software & Services — 0.1%
iPayment, Inc.
10.250%, 05/15/2018	724,000	644,360
Leisure Products — 0.1%
Scientific Games International, Inc.
10.000%, 12/01/2022	360,000	329,850
Machinery — 0.2%
Emeco Pty Ltd.
9.875%, 03/15/2019	1,926,000	1,463,760
Media — 0.2%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.750%, 04/01/2021	1,000,000	1,105,000
Metals & Mining — 1.9%
AK Steel Corp.
7.625%, 05/15/2020	1,250,000	1,162,500
ArcelorMittal
6.000%, 03/01/2021	625,000	650,000
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	577,000	300,040
FMG Resources Ltd.
6.875%, 02/01/2018	444,444	403,333
8.250%, 11/01/2019	800,000	728,000
6.875%, 04/01/2022	2,000,000	1,665,000
Hecla Mining Co.
6.875%, 05/01/2021	825,000	726,000
Seitel, Inc.
9.500%, 04/15/2019	375,000	311,250
Teck Resources Ltd.
4.750%, 01/15/2022	1,500,000	1,462,067
3.750%, 02/01/2023	1,750,000	1,568,509

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Principal Amount	Value
Metals & Mining — 1.9% (continued)
Transocean, Inc.
3.800%, 10/15/2022	$250,000	$202,581
Vale Overseas Ltd.
4.375%, 01/11/2022	2,825,000	2,707,791
Total Metals & Mining		11,887,071
Oil, Gas & Consumable Fuels — 1.5%
California Resources Corp.
5.500%, 09/15/2021	1,000,000	855,000
6.000%, 11/15/2024	2,250,000	1,901,250
Connacher Oil and Gas Ltd.
8.500%, 08/01/2019	430,000	156,950
Continental Resources, Inc.
3.800%, 06/01/2024	2,000,000	1,789,090
Petrobras Global Finance BV
6.250%, 03/17/2024	1,436,000	1,366,411
Rio Oil Finance Trust
6.750%, 01/06/2027	1,400,000	1,344,000
Westmoreland Coal Co.
8.750%, 01/01/2022	2,000,000	1,965,000
Total Oil, Gas & Consumable Fuels		9,377,701
Semiconductors & Semiconductor Equipment — 0.2%
Amkor Technology, Inc.
6.375%, 10/01/2022	1,250,000	1,206,250
Specialty Retail — 0.1%
Best Buy Co., Inc.
5.500%, 03/15/2021	500,000	520,000
Guitar Center, Inc.
9.625%, 04/15/2020	400,000	260,000
Total Specialty Retail		780,000
Textiles, Apparel & Luxury Goods — 0.2%
PVH Corp.
4.500%, 12/15/2022	1,500,000	1,481,250
Wireless Telecommunication Services — 0.1%
NII Capital Corp.
10.000%, 08/15/2016	1,047,000	361,215
Sprint Communications, Inc.
6.000%, 11/15/2022	610,000	561,200
Total Wireless Telecommunication Services		922,415
Total Corporate Bonds (Proceeds $41,074,434)		38,779,448
	Shares
Exchange Traded Funds — 1.3%
iShares iBoxx Investment Grade Corporate Bond ETF	16,500	1,970,265
iShares Russell 2000 ETF	6,200	741,954
Market Vectors Oil Service ETF	39,490	1,418,481
SPDR S&P 500 ETF Trust	19,835	4,076,093
SPDR S&P Retail ETF	4,000	384,040
Total Exchange Traded Funds (Proceeds $8,105,138)		8,590,833

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2014 (continued)

	Principal Amount	Value
US Government Note/Bond — 1.1%
United States Treasury Notes
2.250%, 03/31/2021	$7,000,000	$7,146,566
Total US Government Note/Bond (Proceeds $7,015,316)		7,146,566
Total Securities Sold Short (Proceeds $66,637,804) — 9.8%		$62,605,987

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF OPTIONS WRITTEN

December 31, 2014

	Contracts	Value
Put Options
iShares Russell 2000 ETF
Expiration: March 2015, Exercise Price: $85.00	969	$26,163
SPDR S&P 500 ETF Trust
Expiration: March 2015, Exercise Price: $160.00	460	31,280
Total Put Options		57,443
Total Options Written (Premiums received $189,690) — 0.0%		$57,443

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

FUTURES CONTRACTS

December 31, 2014

	Expiration Month	Contracts	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts Purchased
US 10YR Note	March 2015	211	$26,754,141	$51,520
US 2YR Note	March 2015	5	1,092,969	(1,575)
Total Futures Contracts Purchased				49,945

Short Futures Contracts

US Ultra Bond	March 2015	11	1,817,063	(58,534)
US Long Bond	March 2015	19	2,746,688	(57,790)
US 5YR Note	March 2015	87	10,346,883	3,860
USA IRS 10YR Prime	March 2015	341	36,135,344	(339,051)
USA IRS 5YR Prime	March 2015	432	43,989,750	(179,454)
Total Short Futures Contracts				(630,969)
Total Futures Contracts — 0.1%				$(581,024)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SWAP CONTRACTS

December 31, 2014

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Value	Moody's Rating of Reference Entity	Maximum Potential Future Payment (Receipt)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)

Credit Default Swap Buy Contracts

BNP Paribas S.A.	Alcoa, Inc.	Buy	(1.00%)	Mar 20 2019	$6,000,000	Ba1	$(6,000,000)	$178,223	$(101,323)
BNP Paribas S.A.	Expedia, Inc.	Buy	(1.00%)	Dec 20 2019	3,500,000	Ba1	(3,500,000)	59,601	(95,932)
BNP Paribas S.A.	International Paper Co.	Buy	(1.00%)	Sep 20 2018	4,000,000	Baa2	(4,000,000)	(11,535)	(74,139)
BNP Paribas S.A.	Markit CDX.HY.23[a]	Buy	(5.00%)	Dec 20 2019	34,145,000	B1	(34,145,000)	(1,915,298)	(220,456)
BNP Paribas S.A.	Markit CDX.NA.HY.22[a]	Buy	(5.00%)	Jun 20 2019	2,970,000	Ba1	(2,970,000)	(204,963)	1,213
BNP Paribas S.A.	Markit CDX.NA.HY.23[a]	Buy	(5.00%)	Dec 20 2019	7,000,000	Ba1	(7,000,000)	(424,613)	(13,235)
BNP Paribas S.A.	Markit CDX.NA.IG.23[b]	Buy	(1.00%)	Dec 20 2019	6,000,000	Ba1	(6,000,000)	(99,184)	2,509
BNP Paribas S.A.	Markit CMBX.NA.BB.6[c]	Buy	(1.00%)	May 11 2063	5,000,000	Bb	(5,000,000)	44,170	(65,420)
BNP Paribas S.A.	Nucor Corp.	Buy	(1.00%)	Mar 20 2019	5,000,000	Baa1	(5,000,000)	(89,394)	(16,377)
BNP Paribas S.A.	Stanley Black & Decker, Inc.	Buy	(1.00%)	Dec 20 2018	5,000,000	Baa1	(5,000,000)	(66,779)	(33,726)
Credit Suisse	Best Buy, Inc.	Buy	(5.00%)	Jun 20 2019	3,000,000	Baa2	(3,000,000)	(195,067)	(168,251)
Credit Suisse	Darden Restaurants, Inc.	Buy	(1.00%)	Jun 20 2019	5,000,000	Ba1	(5,000,000)	113,564	(62,886)
Credit Suisse	Expedia, Inc.	Buy	(1.00%)	Mar 20 2018	3,500,000	Ba1	(3,500,000)	72,908	(136,895)
Credit Suisse	J.C. Penney Co., Inc.	Buy	(5.00%)	Mar 20 2020	3,000,000	Caa2	(3,000,000)	551,526	(11,352)
Credit Suisse	Radioshack Corp.	Buy	(5.00%)	Sep 20 2016	1,000,000	Caa2	(1,000,000)	108,745	651,226
Credit Suisse	Staples, Inc.	Buy	(1.00%)	Jun 20 2019	5,000,000	Baa2	(5,000,000)	311,936	(247,878)
Credit Suisse	The Walt Disney Co.	Buy	(1.00%)	Sep 20 2018	5,000,000	A2	(5,000,000)	(126,877)	(42,593)
Credit Suisse	Xerox Corp.	Buy	(1.00%)	Dec 20 2019	6,000,000	Baa2	(6,000,000)	(53,674)	(44,049)
Goldman Capital One Sachs & Co.	Financial Corp.	Buy	(1.00%)	Dec 20 2016	2,000,000	A3	(2,000,000)	7,399	(42,472)
Goldman Sachs & Co.	H&R Block, Inc.	Buy	(5.00%)	Jun 20 2018	2,000,000	Baa2	(2,000,000)	(218,821)	(80,824)
Goldman Sachs & Co.	Kimco Realty Corp.	Buy	(1.00%)	Jun 20 2016	2,250,000	Baa1	(2,250,000)	9,844	(37,612)
Goldman Mohawk Sachs & Co.	Industries, Inc.	Buy	(1.00%)	Jun 20 2017	2,000,000	Baa3	(2,000,000)	34,090	(67,944)
Goldman Sachs & Co.	YUM! Brands, Inc.	Buy	(1.00%)	Mar 20 2018	3,000,000	Baa3	(3,000,000)	(27,002)	(32,050)
JP Morgan Markit iTraxx Chase & Co.	Financials Senior	Buy	(1.00%)	Dec 20 2019	8,815,000	Baa3	(8,815,000)	(174,251)	5,467
Morgan Stanley	Avon Products, Inc.	Buy	(1.00%)	Mar 20 2020	2,000,000	Ba1	(2,000,000)	353,182	(8,318)
Total Credit Default Swap Buy Contracts									(943,317)

Credit Default Swap Sell Contracts

Credit Suisse	Caesar's Entertainment Corp.	Sell	5.00%	Sep 20 2015	2,000,000	Ca	2,000,000	(78,851)	(1,546,077)
Credit Suisse	Markit CMBX.NA.AAA.4.11[d]	Sell	0.35%	Feb 17 2051	968,556	Aa2	968,556	(50,724)	45,881
Credit Suisse	Markit CMBX.NA.AAA.4.12[d]	Sell	0.35%	Feb 17 2051	7,748,445	Aa2	7,748,445	(275,341)	236,600
Credit Suisse	MGM Holdings, Inc.	Sell	5.00%	Jun 20 2018	1,500,000	B3	1,500,000	21,455	102,770
Goldman Markit Sachs & Co.	CMBX.NA.AAA.4.11[d]	Sell	0.35%	Feb 17 2051	1,452,833	Aa2	1,452,833	(92,801)	85,536
Goldman Sachs & Co.	Markit CMBX.NA.AAA.4.11[d]	Sell	0.35%	Feb 17 2051	968,556	Aa2	968,556	(118,705)	113,862
Total Credit Default Swap Sell Contracts									(961,428)
Total Credit Default Swap Contracts									$(1,904,745)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SWAP CONTRACTS

December 31, 2014 (continued)

Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Appreciation/ (Depreciation)
BNP Paribas S.A.	Pay	3-Month USD-LIBOR	1.185%	12/5/2017	$30,000,000	$64,272
BNP Paribas S.A.	Receive	3-Month USD-LIBOR	1.82%	3/26/2019	10,000,000	(11,980)
BNP Paribas S.A.	Pay	3-Month USD-LIBOR	1.82%	3/26/2019	10,000,000	(84,542)
BNP Paribas S.A.	Pay	3-Month USD-LIBOR	1.62%	5/29/2019	10,000,000	13,258
BNP Paribas S.A.	Pay	3-Month USD-LIBOR	2.36%	10/16/2024	5,000,000	(38,976)
BNP Paribas S.A.	Pay	3-Month USD-LIBOR	2.24%	12/17/2024	2,000,000	8,563
Total Interest Rate Swap Contracts						$(49,405)

a  Markit CDX North American High Yield Index

b  Markit CDX Investment Grade Index

c  Markit CMBX North American BB Rated Index Tranche

d  Markit CMBX North American AAA Rated Index Tranche

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

FORWARD CONTRACTS

December 31, 2014

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2014	Currency to be Received	U.S. $ Value December 31, 2014	Unrealized Appreciation (Depreciation)
1/23/15	U.S. Bank	5,301,504 U.S. Dollars	$5,301,504	4,334,955 Euros	$5,246,844	$(54,660)
1/23/15	U.S. Bank	24,295,259 Euros	29,405,941	30,462,766 U.S. Dollars	30,462,765	1,056,824
1/23/15	U.S. Bank	4,728,930 U.S. Dollars	4,728,930	3,030,839 British Pounds	4,723,004	(5,926)
1/23/15	U.S. Bank	10,343,725 British Pounds	16,118,789	16,174,146 U.S. Dollars	16,174,146	55,357
1/23/15	U.S. Bank	28,830,758 Swedish Krona	3,698,632	3,743,743 U.S. Dollars	3,743,743	45,111
Total Forward Contracts — 0.2%			$59,253,796		$60,350,502	$1,096,706

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

REVERSE REPURCHASE AGREEMENTS

December 31, 2014

	Principal Amount	Value
Reverse Repurchase Agreements — 3.4%
Credit Suisse Securities U.S.A., LLC (Dated 12/12/2014), due 1/12/2015, 1.811%	$7,450,000	$7,450,000
Credit Suisse Securities U.S.A., LLC (Dated 12/10/2014), due 1/12/2015, 1.811%	4,037,000	4,037,000
Credit Suisse Securities U.S.A., LLC (Dated 12/19/2014), due 1/20/2015, 1.914%	10,153,000	10,153,000
Total Reverse Repurchase Agreements (Proceeds $21,640,000)		$21,640,000

The accompanying notes are an integral part of these financial statements.

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Purchased Options	Investments	$418,183
Written Options			Written option contracts, at value	$57,443
Total Equity Contracts		$418,183		$57,443
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts*	$55,380	Unrealized depreciation on futures contracts*	$636,404
Swap Contracts	Unrealized appreciation on swap contracts**	86,093	Unrealized depreciation on swap contracts**	135,498
Foreign Exchange Contracts:
Forward Contracts	Unrealized appreciation on forward contracts***	1,157,292	Unrealized depreciation on forward contracts***	60,586
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized appreciation on swap contracts****	3,208,229	Swap payments received & unrealized depreciation on swap contracts****	7,373,689
Total Derivatives		$4,925,177		$8,263,620

*  Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Cumulative net appreciation/depreciation is presented on the Statement of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on interest rate swap contracts as reported in the Swap Contracts schedule.

***  Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.

****  Includes both the unrealized gain/loss and the upfront payments paid or received on credit default swap contracts. As reported in the Swap Contracts schedule.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments)	$(4,917,714)
Written Options	784,613
Total Equity Contracts	$(4,133,101)
Interest Rate Contracts:
Futures contracts	$(5,381,799)
Swap contracts	$(143,561)
Foreign Exchange Contracts:
Forward contracts	4,045,968
Credit Contracts:
Swap contracts	(4,036,887)
Total Realized Loss on Derivatives	$(9,649,380)

The accompanying notes are an integral part of these financial statements.

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Issuers)	$(256,569)
Written Options	(64,336)
Total Equity Contracts	$(320,905)
Interest Rate Contracts:
Futures contracts	$(1,455,925)
Swap contracts	(49,405)
Foreign Exchange Contracts:
Forward contracts	1,406,495
Credit Contracts:
Swap contracts	869,443
Total Change in Unrealized Appreciation (Depreciation) on Derivatives	$449,703

The average quarterly value of purchased and written options during the trailing four quarters ended December 31, 2014 were as follows:

Purchased options	$959,216
Written options	$100,571

The average quarterly notional amount of futures contracts during the trailing four quarters ended December 31, 2014 were as follows:

Long Futures Contracts
Interest Rate Contracts	$7,784,278
Short Futures Contracts
Interest Rate Contracts	$101,087,116

The average quarterly notional amount of swaps and forward contracts during the trailing four quarters ended December 31, 2014 were as follows:

Swaps	$166,297,389
Forward Contracts	$103,334,363

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2014:

Description	Level 1		Level 2	Level 3		Total
Common Stocks	$19,297,939	(1)	$4,265,146 (2)	$1,891,962	(3)	$25,455,047
Convertible Preferred Stocks	—		2,573,063	—		2,573,063
Preferred Stocks	—		4,818,307	129,454		4,947,761
Asset Backed Securities	—		17,716,825	—		17,716,825
Mortgage Backed Securities	—		104,978,990	427,146		105,406,136
Convertible Bonds	—		17,867,276	—		17,867,276
Corporate Bonds	—		308,008,635	49,700		308,058,335
Foreign Government Agency Issues	—		1,557,188	—		1,557,188
Foreign Municipal Bonds	—		4,855,667	—		4,855,667
U.S. Government Treasury Bills	—		2,329,767	—		2,329,767
U.S. Government Treasury Notes/Bonds	—		1,192,969	—		1,192,969
Bank Loans	—		127,050,208	826,139		127,876,347
Other Securities	—		1,372,131	1,021,424		2,393,555
Warrants	—		—	—		—
Purchased Options	417,598		585	—		418,183
Money Market Funds	73,974,833		—	—		73,974,833
Total Investments in Long Securities	$93,690,370		$598,586,757	$4,345,825		$696,622,952
Securities Sold Short:
Common Stocks	$8,089,140	(1)	$—	$—		$8,089,140
Corporate Bonds	—		38,779,448	—		38,779,448
Exchange Traded Funds	8,590,833		—	—		8,590,833
U.S. Government Notes/Bonds	—		7,146,566	—		7,146,566
Total Securities Sold Short	$16,679,973		$45,926,014	$—		$62,605,987
Written Options	$31,280		$26,163	$—		$57,443
Other Financial Instruments*
Futures Contracts Purchased	$49,945		$—	$—		$49,945
Short Futures Contracts	(630,969)		—	—		(630,969)
Credit Default Swap Buy Contracts	—		(943,317)	—		(943,317)
Credit Default Swap Sell Contracts	—		(961,428)	—		(961,428)
Interest Rate Swap Contracts	—		(49,405)	—		(49,405)
Forward Contracts	1,096,706		—	—		1,096,706
Reverse Repurchase Agreements	—		21,640,000	—		21,640,000
Total Other Financial Instruments	$515,682		$19,685,850	$—		$20,201,532

(1)  Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.

The accompanying notes are an integral part of these financial statements.

(2)  The Common Stocks Level 2 balance consists of the value of the associated Level 2 investments in the following industries:

Banks	$1,876,258
Industrial Conglomerates	191,625
Specialty Retail	$2,197,263
$4,265,146

(3)  The Common Stocks Level 3 balance consists of the value of the associated Level 3 investments in the following industries:

Building Products	$—
Transportation Infrastructure	1,891,962
$1,891,962

*  Includes unrealized (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into or out of Level 1 during the period.

Below are the transfers into or out of Level 2 during the year ended December 31, 2014:

Transfers into Level 2	$3,509,633
Transfers out of Level 2	—
Net Transfers in and/(out) of Level 2	$3,509,633

Transfers were made into Level 2 from Level 3 due to an increase in market activity.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2013	$17,213,782
Accrued discounts/premiums	(13,416)
Realized gain (loss)	123,024
Change in unrealized depreciation	(2,979,362)
Purchases	5,976,841
(Sales)	(9,935,109)
Transfer in/(out) of Level 3	(3,509,633)
Balance as of December 31, 2014	$4,345,825
Change in unrealized appreciation/depreciation during the period for level 3 investments held at December 31, 2014	$(1,839,815)

Transfers were made into Level 2 from Level 3 due to an increase in market activity.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

The following provides information regarding the valuation techniques, inputs used, and other information related to the fair value of Level 3 investments as of December 31, 2014.

Type of Security	Fair Value at 12/31/2014	Valuation Techniques	Unobservable Input	Range		Weighted Average		Impact to Valuation from an Increase in Input
Common Stocks	$1,891,962	Market comparable companies	EBITDA multiple	5.83	x	5.83	x	Increase
			Revenue multiple	0.62	x	0.62	x	Increase
			Discount for lack of marketability	25%		25%		Decrease
Preferred Stocks	129,454	Valuation based on financial information from company	Private company financial information	N/A		N/A		Increase
			Discount for lack of marketability	75%		75%		Decrease
Mortgage Backed Securities	427,146	Consensus pricing	Third party & broker quoted inputs	N/A		N/A		Increase
Corporate Bonds	49,700	Consensus pricing	Third party & broker quoted inputs	N/A		N/A		Increase
Bank Loans	826,139	Consensus pricing	Third party & broker quoted inputs	N/A		N/A		Increase
Other Securities	1,021,424	Valuation based on likelihood of recovery	Probability of recovery and regulatory intervention Discount for lack of marketability	N/A		N/A		Increase
Warrants	—	Consensus pricing	Inputs used by third party valuation firm	N/A		N/A		Increase

The significant unobservable inputs used in the fair value measurement of the Fund's common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the Adviser monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2014:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Futures Contracts	$55,380	$(55,380)	$—	$—	$—	$—
Credit Default Swap Contracts	1,245,064	—	1,245,064	(1,245,064)	—	—
Interest Rate Swap Contracts	86,093	—	86,093	(86,093)	—	—
Forward Contracts	1,157,292	—	1,157,292	(60,586)	—	1,096,076
	$2,543,829	$(55,380)	$2,488,449	$(1,391,743)	$—	$1,096,076

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Written Options	$57,443	$—	$57,443	$—	$(57,443)	$—
Futures Contracts	636,404	(55,380)	581,024	(581,024)	—	—
Credit Default Swap Contracts	3,149,809	—	3,149,809	(1,245,064)	(1,904,745)	—
Interest Rate Swap Contracts	135,498	—	135,498	(86,093)	(49,405)	—
Forward Contracts	60,586	—	60,586	(60,586)	—	—
Reverse Repurchase Agreements	21,640,000	—	21,640,000	(21,640,000)	—	—
	$25,679,740	$(55,380)	$25,624,360	$(23,612,767)	$(2,011,593)	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Event Driven	Long/Short Equity	Managed Futures Strategies (Consolidated)	Market Neutral	Relative Value — Long/Short Debt
Assets:
Investments, at value (cost $229,797,745, $336,804,753, $34,906,611, $73,922,726, $730,523,478)	$242,476,974	$362,705,609	$34,995,766	$78,031,879	$696,622,952
Foreign currency, at value (cost $0, $4,365,631, $0, $0, $1,476,158)	—	4,238,184	—	—	1,447,707
Cash	—	—	—	—	1,866,235
Receivable for investments sold	2,664,134	30,204,480	1,197	209,002	49,859,401
Receivable for Portfolio shares issued	—	—	—	—	—
Dividends and interest receivable	670,572	229,344	63	163,121	8,378,047
Restricted cash	89,580,883	146,907,166	9,712,756	48,250,163	33,066,108
Swap payments paid	251,657	—	—	—	1,963,165
Unrealized gain on swap contracts	44,388	958,563	7,636,333	—	1,331,157
Receivable for swap interest	5,556	6,122	—	—	64,250
Receivable for forward contracts	63,019	—	—	—	1,157,292
Total Assets	335,757,183	545,249,468	52,346,115	126,654,165	795,756,314
Liabilities:
Securities sold short, at value (proceeds $82,832,809, $160,685,586, $0, $36,121,138, $66,637,804)	82,373,386	157,734,888	—	37,169,285	62,605,987
Written option contracts, at value (premiums received $378,033, $205,645, $0, $0, $189,690)	105,961	79,098	—	—	57,443
Payable for investments purchased	4,445,519	16,982,344	—	58,632	52,507,603
Payable for foreign currency spot trade	7,883,819	—	—	—	—
Payable to broker for dividends and interest on securities sold short	308,647	210,979	—	30,464	951,176
Payable for reverse repurchase agreements, at value (proceeds $21,640,000)	—	—	—	—	21,640,000
Payable to Advisor	414,544	641,664	77,652	169,636	1,202,549
Payable for Portfolio shares redeemed	1,443,755	4,328,895	293,359	702,019	10,390,901
Collateral received on open swap contracts	43,818	—	—	—	—
Unrealized loss on swap contracts	217,497	480,880	—	—	3,285,307
Swap payments received	78,548	—	7,643,969	—	4,223,880
Payable for interest on reverse repurchase agreements	—	—	—	—	18,980
Payable for swap interest	5,556	339,934	—	—	214,699
Payable for forward contracts	5,537	—	—	—	60,586
Payable for variation margin	—	—	—	—	66,203
Total Liabilities	97,326,587	180,798,682	8,014,980	38,130,036	157,225,314
Net Assets	$238,430,596	$364,450,786	$44,331,135	$88,524,129	$638,531,000
Net Assets Consist of:
Shares of beneficial interest	$230,567,788	$349,116,997	$36,539,281	$88,713,939	$713,185,342
Undistributed net investment income (loss)	904,982	(622,801)	—	(28,262)	(334,175)
Accumulated net realized gain (loss)	(6,340,454)	(13,551,502)	66,366	(3,222,554)	(43,316,302)
Net unrealized appreciation (depreciation) on:
Investments	12,679,229	25,900,856	89,155	4,109,153	(33,900,526)
Foreign currency and foreign currency translation	3,183	52,308	—	—	171,065
Securities sold short	459,423	2,950,698	—	(1,048,147)	4,031,817
Futures contracts	—	—	—	—	(581,024)
Written option contracts	272,072	126,547	—	—	132,247
Swap contracts	(173,109)	477,683	7,636,333	—	(1,954,150)
Forward contracts	57,482	—	—	—	1,096,706
Total Net Assets	$238,430,596	$364,450,786	$44,331,135	$88,524,129	$638,531,000
Shares outstanding (unlimited shares authorized, $0.001 par value)	19,993,286	45,165,690	4,321,694	11,061,183	67,780,187
Net asset value, offering and redemption price per share	$11.93	$8.07	$10.26	$8.00	$9.42
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2014
	Event Driven	Long/Short Equity	Managed Futures Strategies (Consolidated)	Market Neutral	Relative Value — Long/Short Debt
Investment Income:
Dividend income (net of foreign withholding tax of $177,147, $38,655, $0, $0, $192,064)	$2,992,881	$3,057,709	$—	$407,941	$2,294,138
Interest income	2,130,037	19,053	13,673	133,148	43,806,803
Total Investment Income	5,122,918	3,076,762	13,673	541,089	46,100,941
Expenses:
Investment advisory fees (See Note 7)	4,211,847	6,458,506	995,090	1,886,602	13,479,580
Operating service fees (See Note 7)	601,693	922,644	142,156	269,515	1,925,795
Total operating expenses before dividends and interest on short positions	4,813,540	7,381,150	1,137,246	2,156,117	15,405,375
Dividends and interest on short positions	3,281,671	3,669,474	164,203	796,676	3,540,339
Total Expenses	8,095,211	11,050,624	1,301,449	2,952,793	18,945,714
Net Investment Income (Loss)	(2,972,293)	(7,973,862)	(1,287,776)	(2,411,704)	27,155,227
Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments	8,494,488	38,625,354	49,247	6,780,972	(680,808)
Foreign currency and foreign currency translation	1,535,603	(857,777)	—	1,036	(895,460)
Forward contracts	818,292	—	—	—	4,045,968
Securities sold short	(2,754,456)	(13,072,368)	—	(7,648,203)	(3,486,370)
Futures contracts	—	—	—	—	(5,381,799)
Written option contracts	3,125,658	229,414	—	—	784,613
Swap contracts	(89,205)	(2,338,193)	(2,562,362)	—	(4,180,448)
Net Realized Gain (Loss)	11,130,380	22,586,430	(2,513,115)	(866,195)	(9,794,304)
Change in unrealized appreciation (depreciation) on:
Investments	(6,746,714)	(12,783,694)	16,525	(3,007,978)	(47,790,821)
Foreign currency and foreign currency translation	(235,281)	27,197	—	14,445	484,930
Securities sold short	2,155,063	9,757,689	—	1,760,138	6,593,821
Forward contracts	176,517	—	—	—	1,406,495
Written option contracts	225,029	126,547	—	—	(64,336)
Futures contracts	—	—	—	—	(1,455,925)
Swap contracts	22,102	454,558	680,298	—	820,038
Net Change in Unrealized Appreciation (Depreciation)	(4,403,284)	(2,417,703)	696,823	(1,233,395)	(40,005,798)
Net Realized and Unrealized Gain (Loss)	6,727,096	20,168,727	(1,816,292)	(2,099,590)	(49,800,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,754,803	$12,194,865	$(3,104,068)	$(4,511,294)	$(22,644,875)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Event Driven	Long/Short Equity	Managed Futures Strategies (Consolidated)	Market Neutral	Relative Value — Long/Short Debt
Net Assets, December 31, 2012	$74,399,175	$213,837,281	$70,175,221	$93,621,300	$180,844,464
2013:
Operations:
Net investment income (loss)	(637,002)	(5,609,201)	(1,316,711)	(1,925,276)	9,052,384
Net realized gain (loss)	17,871,653	17,835,780	(803,057)	2,334,941	2,100,448
Change in unrealized appreciation (depreciation)	10,163,195	21,677,371	6,488,429	(1,939,074)	9,123,809
Net Increase (Decrease) in Net Assets Resulting from Operations	27,397,846	33,903,950	4,368,661	(1,529,409)	20,276,641
Capital Share Transactions:
Proceeds from shares sold	152,570,337	158,179,243	17,278,924	48,429,103	456,359,174
Cost of shares redeemed	(71,952,533)	(76,887,194)	(26,323,670)	(47,669,214)	(113,871,092)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	80,617,804	81,292,049	(9,044,746)	759,889	342,488,082
Total Increase/(Decrease) in Net Assets	108,015,650	115,195,999	(4,676,085)	(769,520)	362,764,723
Net Assets, December 31, 2013 *	182,414,825	329,033,280	65,499,136	92,851,780	543,609,187
* Including undistributed net investment income (loss)	$826,803	$(23,126)	$—	$(106,875)	$646,846
2014:
Net investment income (loss)	$(2,972,293)	$(7,973,862)	$(1,287,776)	$(2,411,704)	$27,155,227
Net realized gain (loss)	11,130,380	22,586,430	(2,513,115)	(866,195)	(9,794,304)
Change in unrealized appreciation (depreciation)	(4,403,284)	(2,417,703)	696,823	(1,233,395)	(40,005,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,754,803	12,194,865	(3,104,068)	(4,511,294)	(22,644,875)
Capital Share Transactions:
Proceeds from shares sold	108,053,559	162,622,531	13,765,364	44,014,500	415,599,552
Cost of shares redeemed	(55,792,591)	(139,399,890)	(31,829,297)	(43,830,857)	(298,032,864)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	52,260,968	23,222,641	(18,063,933)	183,643	117,566,688
Total Increase/(Decrease) in Net Assets	56,015,771	35,417,506	(21,168,001)	(4,327,651)	94,921,813
Net Assets, December 31, 2014**	$238,430,596	$364,450,786	$44,331,135	$88,524,129	$638,531,000
** Including undistributed net investment income (loss)	$904,982	$(622,801)	$—	$(28,262)	$(334,175)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1. ORGANIZATION

Underlying Funds Trust (the "UFT") is an open-end management investment company organized as a Delaware statutory trust and operates in a fund-of-funds structure. The UFT is comprised of five series of mutual funds, all of which are diversified, open-ended management investment companies (the "Portfolios"). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available to the affiliated, publicly offered series of Hatteras Alternative Mutual Funds Trust (the "Funds").

As of December 31, 2014, the UFT consisted of the following Portfolios:

•  Event Driven

•  Long/Short Equity

•  Managed Futures Strategies

•  Market Neutral

•  Relative Value-Long/Short Debt

Hatteras Alternative Mutual Funds Trust (the "Trust") (until February 26, 2010, the Trust was known as AIP Alternative Strategies Funds) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the 1940 Act. The Trust is an open-ended management investment company issuing five diversified series of shares to investors including: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), and Hatteras Hedged Strategies Fund ("Hedged"). Long/Short Equity, Long/Short Debt and Hedged Strategies commenced operations on May 2, 2011. Managed Futures commenced operations on September 28, 2011. Each Fund of the Trust has its own investment objective and policies. As a mutual fund of funds, each Fund pursues its investment objective by investing in other affiliated mutual funds in the UFT.

Under a fund-of-funds structure, each Fund invests all of its investible assets across a number of Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by Hatteras Funds, LLC (the "Advisor") and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board of Trustees (the "Board") may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

Managed Futures Strategies may invest up to 25% of its total assets in Hatteras Trading Advisors (the "Subsidiary"). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by Managed Futures Strategies and is therefore consolidated. All intercompany balances, revenues, and expenses have been eliminated in consolidation.

Effective June 30, 2014, Hatteras Funds, LLC (the "Purchaser"), a wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of RCS Capital Corporation, purchased substantially all the assets related to the business operations of Hatteras Alternative Mutual Funds, LLC ("HAMF"), the investment adviser to the Funds, and assumed certain liabilities of HAMF (the "Purchase"). The Purchase resulted in a change in control of HAMF and, therefore, constituted an "assignment" within the meaning of the Investment Company Act of 1940 (the "1940 Act") of the existing investment management agreement between HAMF and the Funds. The existing investment management agreement automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Purchaser and the Funds that was approved by shareholders of the Funds at a special meeting that commenced on January 21, 2014. Any reference to Advisor in these financial statements may refer either to Hatteras Funds, LLC or Hatteras Alternative Mutual Funds, LLC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the UFT.

Cash — Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The UFT has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

Security Valuation — The Funds' investments in the UFT are valued based on the net asset values of the UFT. These net assets values come from the valuation of the underlying investments in the UFT. Investments in the Portfolios of the UFT are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to December 31, 2014 related to subsequent valuation information obtained. There were no such adjustments made to the value of investments as of December 31, 2014.

Various inputs are used in determining the value of the Portfolios' investments. A summary of the inputs used to value the Portfolio's net assets as of December 31, 2014 is located in a table following each Portfolio's Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions, Investment Income and Realized Gain and Loss — Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Capital gain distributions received are recorded as capital gains.

Repurchase Agreements — The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. The Portfolios will receive, as collateral; securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Foreign Currency Translations and Transactions — The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities — The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants — The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios' entire investment therein).

Short Sales — The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities — The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

To Be Announced ("TBA") Transactions — The Portfolios may purchase securities on a forward commitment or on a 'To Be Announced" basis. The Portfolios record TBA transactions on the trade date and segregate with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the year ended December 31, 2014, the Portfolios did not engage in any TBA transactions.

Bank Loans — The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio's investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders,

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Consolidation of Subsidiary — The financial statements of Managed Futures Strategies include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Managed Futures may invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Managed Futures' investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation ("CFC") not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary's net income and capital gains, if any, will be included each year in Managed Futures' investment company taxable income.

Taxes and Distributions to Shareholders — The Portfolios intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Portfolios intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Portfolios have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2014. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the statements of operations. During the year ended December 31, 2014, the Portfolios did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2014, open Federal tax years include the tax years ended December 31, 2011 through December 31, 2014, and open North Carolina tax years include the tax years ended December 31, 2011 through December 31, 2014. The Portfolios have no examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered. The Portfolios, therefore, are only available to the affiliated, publicly offered Funds making the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that the Portfolio has earnings and profits, a portion of the proceeds will be dividend income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognizes the distribution of income to shareholders on the statement of changes.

Guarantees and Indemnifications — In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Master Netting Arrangements — UFT is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. A summary of the effects of these Master Netting Arrangements on the Statements of Assets and Liabilities as of December 31, 2014, is located in a table following each Portfolio's Schedule of Investments in these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

3. DERIVATIVE TRANSACTIONS

The Portfolios utilized derivative instruments during the year ended December 31, 2014. The Portfolios' use of derivatives included credit defaults swaps, interest rate swaps, total return swaps, futures, options, and currency forward contracts. The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Event Driven — The Event Driven Portfolio uses credit defaults swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event. The credit default swaps used during the period were for hedging purposes, while the currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invests in foreign securities. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Long/Short Equity — The Long/Short Equity Portfolio uses options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Managed Futures Strategies — As of March 26, 2014, the Managed Futures Portfolio uses total return swaps, instead of investing directly in a portfolio consisting of futures contracts, to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility.

Market Neutral — The Market Neutral Portfolio uses options to implement its strategy of achieving capital appreciation. During the period, the Portfolio used written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Relative Value — Long/Short Debt — The Relative Value — Long/Short Debt Portfolio uses credit default swaps, interest rate swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation. The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets. Currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invests in foreign securities. The Portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios. The Portfolio uses long options to take speculative positions, while also writing options to provide an additional source of revenue to the Portfolio.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the Advisor's or Sub-Advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Credit Default Swaps

A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps

A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Futures

A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk. In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses. The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Futures have minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Options

Call options give the owner the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

The premiums received by the Portfolios during the year ended December 31, 2014, were as follows:

	Event Driven	Long/Short Equity	Managed Futures Strategies	Market Neutral	Relative Value — Long/Short Debt
Options outstanding at December 31, 2013	$435,862	$—	$—	$—	$276,473
Options written	7,824,358	2,493,494	—	22,603	1,602,836
Options closed	(4,119,228)	(1,730,355)	—	(1,597)	(1,126,762)
Options exercised	(474,599)	(220,117)	—	(21,006)	—
Options expired	(3,288,360)	(337,377)	—	—	(562,857)
Options outstanding at December 31, 2014	$378,033	$205,645	$—	$—	$189,690

The number of option contracts written by the Portfolios during the year ended December 31, 2014, were as follows:

	Event Driven	Long/Short Equity	Managed Futures Strategies	Market Neutral	Relative Value — Long/Short Debt
Options outstanding at December 31, 2013	4,465	—	—	—	2,565
Options written	100,389	29,135	—	102	18,713
Options closed	(41,355)	(19,939)	—	(50)	(13,628)
Options exercised	(9,241)	(1,417)	—	(52)	—
Options expired	(51,060)	(3,154)	—	—	(6,221)
Options outstanding at December 31, 2014	3,198	4,625	—	—	1,429

Further information regarding derivative activity for each Portfolio can be found in the Schedule of Investments.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Forwards

Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a Portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a Portfolio. Market illiquidity or disruption could result in significant losses.

4. OWNERSHIP BY AFFILIATED PARTIES

As of December 31, 2014 the five affiliated series of the Trust had the following ownership of each of the Portfolios:

	Alpha	Long/Short Equity	Long/Short Debt	Hedged	Managed Futures
Event Driven	70.81%	0.00%	0.00%	29.19%	0.00%
Long/Short Equity	63.28%	8.79%	0.00%	27.93%	0.00%
Managed Futures Strategies	99.22%	0.00%	0.00%	0.00%	0.78%
Market Neutral	48.62%	0.00%	0.00%	51.38%	0.00%
Relative Value — Long/Short Debt	18.89%	0.00%	71.57%	9.54%	0.00%

Investment Objectives

As set forth below, each Portfolio has a distinct focus in accordance with which it employs certain investment strategies:

Event Driven

Investment Objective

Event Driven seeks to achieve capital appreciation.

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities whose prices are or will be impacted by a corporate event. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt of all maturities and qualities (including bonds commonly referred to as "junk bonds") and shares of investment companies. The Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Advisor expects that the Portfolio's investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The principal strategies and sub-strategies to be employed by the Portfolio include:

Event Driven Strategies: The Portfolio may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.

Activist: The Portfolio may employ event driven activist strategies where a manager may take an active role, by obtaining or attempting to obtain representation of the company's board of directors in an effort to impact the firm's policies or strategic direction and in some cases may advocate activities such as division or asset sales, partial or complete corporate divestiture, dividend or share buybacks, and changes in management. Strategies employ an investment process primarily focused on opportunities in equity and equity related instruments of companies. These companies are typically engaged or prospectively engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst oriented situation.

Merger Arbitrage: The Portfolio may employ event driven merger arbitrage strategies primarily focused on opportunities in equity and equity related securities of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Event Driven (continued)

Distressed/Restructuring: The Portfolio may employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings. Managers are typically actively involved with the management of these companies, frequently involved on creditors' committees in negotiating the exchange of securities for alternative obligations, either swaps of debt, equity or hybrid securities. Managers employ fundamental credit processes focused on valuation and asset coverage of securities of distressed firms; in most cases portfolio exposures are concentrated in instruments which are publicly traded, in some cases actively and in others under reduced liquidity but in general for which a reasonable public market exists.

Event Equity/Debt: The Portfolio may employ an investment strategy in which it maintains positions in companies currently or prospectively involved in corporate transactions of a wide variety including, but not limited to, mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Long/Short Equity

Investment Objective

The Long/Short Equity Portfolio seeks to achieve consistent returns with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle. A market cycle is three to five years

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities that afford strategic and tactical opportunities to employ relative value and long and/or short strategies. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio seeks to achieve its objective by allocating its assets among a professionally selected group of one or more Sub-Advisors that employ a variety of investment techniques and strategies. By allocating its assets among one or more Sub-Advisors, the Portfolio seeks to achieve its investment objective with less risk and lower volatility than if the Portfolio utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different investment strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

The principal strategies to be employed by the Portfolio include:

Long/Short Equity — Generalist: Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies are broadly diversified and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Long/Short Equity Generalist managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities — both long and short.

Long/Short Equity Sector Focused: Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity Sector Focused strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over various market cycles.

Long/Short Equity International: Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity International strategies typically maintain a primary focus in this area and expects to maintain in excess of 50% of portfolio exposure to non-US securities.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Long/Short Equity (continued)

Variable Based Strategies: Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the manager seeks to drive performance through tactical adjustments to gross and net market exposures. Variable Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics of the underlying companies as well as the global economic environment. The investment theses may be fundamental or technical in nature and a manager has a particular focus above that of a market generalist.

Managed Futures Strategies

Investment Objective

The Managed Futures Strategies Portfolio seeks to achieve positive returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets.

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio will allocate its assets to a "managed futures" strategy, which includes as a component, a "fixed income" sub-strategy. The managed futures strategy is intended to capture macroeconomic trends in the commodities and financial futures markets, and the fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Portfolio's portfolio. The Advisor expects that the Portfolio's investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The principal strategies to be employed by the Portfolio include:

Managed Futures: The Portfolio pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Advisor and has the same investment objective as the Portfolio. The Subsidiary is subject to compliance policies and procedures that are the same as the Portfolio's compliance policies and procedures. The Subsidiary invests the majority of its assets in accounts, including collateral accounts for the purpose of entering into swap transactions, ("Trading Accounts") traded by third-party commodity trading advisors ("Trading Advisors"). The Advisor monitors the performance of the Trading Advisors and Trading Accounts and seeks to achieve the Portfolio's investment objective by allocating and reallocating the Subsidiary's assets among Trading Accounts. The Advisor may decide to not allocate or reallocate assets to all Trading Accounts and may decide to not allocate assets evenly among the Trading Accounts. The Advisor allocates the assets of the Subsidiary among the Trading Accounts to provide exposure to each Trading Advisor's managed futures programs which the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Portfolio's exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. "Managed futures program" refers to a Trading Advisor's particular trading strategy or strategies which contribute to the Portfolio's overall managed futures investment strategy. The Advisor expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of discretionary and systematic managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

Managed Futures — Discretionary: The Portfolio may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on Portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. Positions may be traded actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency and commodity markets and frequently employing spread trades to isolate a differential between instruments identified by the Trading Advisor to be inconsistent with expected value. Portfolio positions typically are predicated on the evolution of investment themes the Trading Advisor expects to materialize over a relevant timeframe, which in many cases contain contrarian or volatility focused components.

Managed Futures — Systematic: The Portfolio may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic and technical models, with little or no influence of individuals over the Portfolio positioning. These strategies employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. These strategies typically employ quantitative processes which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies.

Although some strategies seek to employ counter trend models, these strategies benefit most from an environment characterized by persistent, discernable trending behavior.

Fixed Income: The Portfolio expects to allocate the Portfolio's assets that are not allocated to the Managed Futures Strategy to a fixed income strategy that invests primarily in investment grade fixed income securities (of all durations and maturities) and ETFs in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Portfolio's managed futures portfolio. The fixed income strategy may also include investments in exchange-traded notes ("ETNs").

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Market Neutral

Investment Objective

Market Neutral seeks to achieve capital appreciation.

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will primarily invest in U.S. and foreign equity securities. The Portfolio will also invest in equity real estate investment trust ("REIT") securities that allow the Portfolio to capture some of the inefficiencies in market pricing of U.S. commercial real estate and in equity securities of issuers located in a variety of countries throughout the world that allow the Portfolio to capture some of the inefficiencies in market pricing of equity securities domiciled outside the U.S. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt of all maturities and qualities (including bonds commonly referred to as "junk bonds"), options and futures contracts, privately negotiated options, other derivative securities and shares of investment companies. The Advisor expects that the Portfolio's investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The principal strategies to be employed by the Portfolio include:

Market or Sector Timing/Trading Strategies: The Portfolio may employ strategies designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

Market Neutral Strategies: The Portfolio may employ strategies designed to exploit market inefficiencies, which involves being simultaneously invested in long and short matched portfolios generally of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

Relative Value/Arbitrage Strategies: The Portfolio may employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. This may include Pairs Trading — long and short positions in securities of different companies in the same industry.

Relative Value-Long/Short Debt

Investment Objective

Relative Value-Long/Short Debt Portfolio seeks to achieve total return through current income, capital preservation and capital appreciation.

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in long/short strategies that utilize debt and debt-related securities. Such strategies are designed to allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The Portfolio has no policy with respect to the rating or maturity of the debt securities in which it may invest and thus may invest in debt securities of varying qualities and maturities, including bonds commonly referred to as "junk bonds." The Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Portfolio may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. While the Portfolio may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Portfolio may also invest up to 100% of it's assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds ("ETFs"). The Advisor expects that the Portfolio's investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Relative Value-Long/Short Debt: These strategies are designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, certain convertible bond, common stock, and derivative securities and attempts to achieve total return through current income, capital preservation and capital appreciation. These strategies are based on credit assessments of individual issues and sectors and are effectuated by expressing views on specific credits by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Relative Value-Long/Short Debt (continued)

Multi-Strategy/Relative Value: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on realization of a spread between related yield instruments in which one or multiple components of the spread contains a fixed income, derivative, equity, real estate, master limited partnership or combination of these or other instruments.

Credit Arbitrage: The Portfolio may employ long and/or short strategies designed to isolate attractive opportunities in corporate fixed income securities; these include both senior and subordinated claims as well as bank debt and other outstanding obligations, structuring positions with little or no broad credit market exposure.

Fixed Income Corporate: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument.

Fixed Income — Sovereign: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument.

Fixed Income and High Yield Investment Strategies: The Portfolio may employ long and/or short strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly referred to as "junk bonds."

Swap Strategies: The Portfolio may use credit default swaps to maintain appropriate portfolio duration and convexity levels. The Portfolio may also enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Also, credit default swaps provide an efficient tool for managing portfolio risk and thus are exclusively used for risk management activities.

5. INVESTMENT TRANSACTIONS

Costs of purchases and proceeds from sales of securities for the year ended December 31, 2014 for the Portfolios (excluding short-term investments) are as follows:

Purchases and sales of securities for the year ended December 31, 2014 for the Portfolios (excluding short-term investments) are as follows:

	Event Driven	Long/Short Equity	Managed Futures	Market Neutral	Relative Value — Long/Short Debt
Purchases of securities	$472,672,150	$1,298,345,568	$—	$128,458,532	$1,505,544,314	*
Sales of securities	(478,766,954)	(1,284,841,473)	—	(133,069,483)	(1,149,256,895)

*  Includes $25,579,692 of U.S. Government Securities.

During the year ended December 31, 2014, the Portfolios incurred and paid brokerage commissions to affiliated broker Gabelli & Company, Inc. in the amount of $55,344.

6. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2014 were as follows:

	Event Driven	Long/Short Equity	Managed Futures	Market Neutral	Relative Value
Cost of Investments	$231,026,475	$345,639,041	$34,838,543	$74,289,993	$733,425,677
Gross tax unrealized appreciation	30,694,104	36,987,107	253,565	8,046,637	15,870,803
Gross tax unrealized depreciation	(19,243,605)	(19,920,539)	(96,342)	(4,304,751)	(52,673,528)
Net tax unrealized appreciation (depreciation)	$11,450,499	$17,066,568	$157,223	$3,741,886	$(36,802,725)

The differences between book and tax basis of investments is attributable to a variety loss deferrals and other temporary differences related to the tax treatment of income from the Portfolios' investments.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

6. FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2014, the components of accumulated earnings/(losses) on a tax basis for the Portfolios were as follows:

	Event Driven	Long/Short Equity	Managed Futures	Market Neutral	Relative Value
Net tax unrealized appreciation (depreciation) on investments	$11,450,499	$17,066,568	$157,223	$3,741,886	$(36,802,725)
Capital loss carryover	—	—	(1,702)	(424,136)	(36,860,159)
Other accumulated earnings/(losses)	(3,587,692)	(1,732,779)	7,636,333	(3,507,560)	(991,458)
Total accumulated earnings/(losses)	$7,862,807	$15,333,789	$7,791,854	$(189,810)	$(74,654,342)

The Portfolios hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2014.

As of December 31, 2014, the Portfolios had accumulated capital loss carryovers of:

	Event Driven	Long/Short Equity	Long/Short Equity	Managed Futures
Capital loss carryover	—	—	—	1,702[3]
Expiration date	N/A	N/A	N/A	Unlimited

	Market Neutral	Market Neutral	Relative Value — Long/Short Debt	Relative Value — Long/Short Debt	Relative Value — Long/Short Debt
Capital loss carryover	138,609[3]	285,527[3]	3,364,912[1,3]	2,583,689[2,3]	12,809,960[3]
Expiration date	12/31/2018	Unlimited	12/31/2015	12/31/2016	12/31/2017

	Relative Value — Long/Short Debt	Relative Value — Long/Short Debt
Capital loss carryover	12,770,832[3]	5,330,766[4]
Expiration date	12/31/2018	Unlimited

There were no capital loss carryovers utilized for any Portfolios during the year.

1  The entire amount of $3,364,912 is related to the Merger of Underlying Funds Trust — Arbitrage -1 Portfolio.

2  The entire amount of $2,583,689 is related to the Merger of Underlying Funds Trust — Arbitrage -1 Portfolio.

3  Capital loss carryover is considered short-term.

4  Capital loss carryover is considered $3,976,444 short-term and $1,354,322 long-term.

At December 31, 2014, the following Portfolios deferred, on a tax basis, losses of:

	Post October	Late Year Ordinary Loss
Event Driven	$2,440,113	$—
Long/Short Equity	297,061	145,118
Managed Futures	—	—
Market Neutral	1,947,076	—
Relative Value — Long/Short Debt	4,751,784	—

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

6. FEDERAL INCOME TAXES (CONTINUED)

The tax character of distributions and redemptions for the Portfolios for the year ended December 31, 2013 were as follows:

	Event Driven	Long/Short Equity	Managed Futures	Market Neutral	Relative Value — Long/Short Debt
Distributions paid from:
Ordinary income	$—	$—	$—	$—	$—
Long term capital gain	—	—	—	—	—
Total distributions paid	—	—	—	—	—
Redemptions characterized as distributions for tax purposes:
Return of capital*	71,879,431	76,742,928	22,606,356	47,542,382	107,094,893
Ordinary income distributions from redemptions*	—	—	3,235,711	—	5,826,118
Total redemptions characterized as distributions for tax purposes	$71,879,431	$76,742,928	$25,842,067	$47,542,382	$112,921,011

The tax character of distributions and redemptions for the Portfolios for the year ended December 31, 2014 were as follows:

	Event Driven	Long/Short Equity	Managed Futures	Market Neutral	Relative Value — Long/Short Debt
Distributions paid from:
Ordinary income	$—	$—	$—	$—	$—
Long term capital gain	—	—	—	—	—
Total distributions paid	—	—	—	—	—
Redemptions characterized as distributions for tax purposes:
Return of capital*	47,667,907	116,849,258	31,839,023	43,843,015	270,084,237
Long term capital gain distributions from redemptions	4,698,086	22,589,346	—	—	—
Taxable overdistributions	969,392	—	—	—	—
Ordinary income distributions from redemptions*	2,483,392	—	—	—	27,978,229
Total redemptions characterized as distributions for tax purposes	$55,818,777	$139,438,604	$31,839,023	$43,843,015	$298,062,466

*  Certain redemptions were deemed as distributions for income tax purposes due to Alpha, Long/Short Debt, Long/Short Equity, Hedged Strategies, and Managed Futures' ownership of the respective UFT's.

For the year ended December 31, 2014, the following adjustments were made on the Statement of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Event Driven	3,050,472	(10,530,087)	7,479,615
Long/Short Equity	7,374,187	(22,155,144)	14,780,957
Managed Futures	1,287,776	2,578,148	(3,865,924)
Market Neutral	2,490,317	(412,311)	(2,078,006)
Relative Value — Long/Short Debt	(28,127,060)	148,831	27,978,229

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

7. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor — Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), the Portfolios pay the Advisor monthly an annual advisory fee of 1.75% of the Portfolios' average daily net assets. The Advisor has also entered into an Operating Services Agreement (the "Services Agreement") with the Portfolios to provide virtually all day-to-day services to the Portfolios. The Portfolios pay the Advisor an annual operating services fee of 0.25% of the Portfolios' average daily net assets.

Under the terms of the Agreements, subject to the supervision of the Board, the Advisor will provide, or arrange to provide, essentially all day-to-day portfolio, administrative and operational services to the Portfolios. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Portfolios as well as related bookkeeping expenses.

Distribution — Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Funds. Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available to affiliated, publicly offered Funds.

UFT Maximum Fund Fees and Expenses — The maximum, aggregate fee of the Advisory and Operating Services Agreement is capped at 2.00% of the average net assets of each Portfolios daily average net assets, excluding brokerage commissions and portfolio trading transfer tax, interest on the Funds' and the Portfolios' borrowings, dividends and interest paid on short sales, taxes, litigation, and other extraordinary expenses.

Pursuant to the sub-advisory agreements between the Advisor and various Sub-Advisors who provide services to the Funds, the Advisor compensates the Sub-Advisors based on the amount of average daily net assets of the Portfolio managed by the Sub-Advisor.

Other Service Providers — US Bancorp Fund Services (the "Administrator") provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

Trustees and Officers — The Advisor pays each independent Trustee an annual retainer fee of $32,000 for service to the Funds and Portfolios. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each Portfolio were as follows:

	Event Driven	Long/Short Equity	Managed Futures Strategies	Market Neutral	Relative Value — Long/Short Debt
Shares outstanding, January 1, 2013	7,923,465	31,363,122	7,054,956	10,992,762	19,987,697
Shares sold	14,511,187	21,592,080	1,696,710	5,837,513	48,735,231
Shares issued to shareholders
in reinvestment of distributions	—	—	—	—	—
Shares redeemed	(6,777,038)	(10,643,202)	(2,610,839)	(5,680,728)	(12,249,410)
Shares outstanding, December 31, 2013	15,657,614	42,312,000	6,140,827	11,149,547	56,473,518
Shares sold	9,042,778	20,521,864	1,337,143	5,325,919	42,442,382
Shares issued to shareholders
in reinvestment of distributions	—	—	—	—	—
Shares redeemed	(4,707,106)	(17,668,174)	(3,156,276)	(5,414,283)	(31,135,713)
Shares outstanding, December 31, 2014	19,993,286	45,165,690	4,321,694	11,061,183	67,780,187

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 19, 2014, with the approval of the Board of Trustees and its Audit Committee, Cohen Fund Audit Services, Ltd. ("Cohen") was engaged as the independent registered public accounting firm for the Hatteras Alternative Mutual Funds and the Underlying Funds Trust (the "Funds"), for the fiscal year ending December 31, 2014. During the Funds' two most recent fiscal years and the subsequent interim period, neither the Fund nor anyone acting on its behalf consulted with Cohen on the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds' financial statements, or concerning the subject of a disagreement or reportable event of the kinds described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

KPMG LLP ("KPMG") served as the Fund's independent registered public accounting firm for the fiscal years ending December 31, 2007 through December 31, 2013. The reports of KPMG on the financial statements of the Funds for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the fiscal years December 31, 2013 and 2012 and for the subsequent interim period preceding KPMG's replacement, the Funds had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its reports on the financial statements for such years, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

UNDERLYING FUNDS TRUST

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Event Driven	2014	2013	2012	2011	2010
Per Share Data:(1)
Net Asset Value, Beginning of Period	$11.65	$9.39	$8.87	$8.49	$7.30
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.15)	(0.05)	(0.02)	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.43	2.31	0.54	0.32	1.10
Total Gain (Loss) from Investment Operations	0.28	2.26	0.52	0.38	1.19
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$11.93	$11.65	$9.39	$8.87	$8.49
Total Return	2.38%	24.09%	5.80%	4.48%	16.30%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$238,431	$182,415	$74,399	$78,867	$81,760
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	3.36%	2.83%	2.77%	2.98%	3.29%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00%	2.00%	2.00%	2.36%	3.00%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.23)%	(0.46)%	(0.23)%	0.72%	1.15%
Ratio of dividends on short positions and interest expense to average net assets:	1.36%	0.83%	0.77%	0.62%	0.29%
Portfolio turnover rate	220%	246%	242%	286%	233%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

UNDERLYING FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Year Ended December 31,
Long/Short Equity	2014	2013	2012	2011	2010
Per Share Data:(1)
Net Asset Value, Beginning of Period	$7.78	$6.82	$6.81	$6.34	$6.55
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.15)	(0.15)	(0.14)	(0.15)	(0.17)
Net realized and unrealized gain (loss) on investments	0.44	1.11	0.15	0.62	(0.04)
Total Gain (loss) from Investment Operations	0.29	0.96	0.01	0.47	(0.21)
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$8.07	$7.78	$6.82	$6.81	$6.34
Total Return	3.77%	14.07%	0.09%	7.41%	(3.21)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$364,451	$329,033	$213,837	$231,324	$89,387
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	2.99%	2.92%	3.01%	2.88%	3.65%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00%	2.00%	2.00%	2.24%	3.00%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.88)%	(2.10)%	(2.04)%	(2.30)%	(2.72)%
Ratio of dividends on short positions and interest expense to average net assets:	0.99%	0.92%	1.01%	0.64%	0.65%
Portfolio turnover rate	486%	401%	274%	293%	427%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

UNDERLYING FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Year Ended December 31,				Period from September 28, 2011 through
Managed Futures Strategies	2014		2013	2012	December 31, 2011(1)
Per Share Data:(2)
Net Asset Value, Beginning of Period	$10.67		$9.95	$9.73	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.23)		(0.21)	(0.20)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.18	)(4)	0.93	0.42	(0.22)
Total Gain (Loss) from Investment Operations	(0.41)		0.72	0.22	(0.27)
Less Dividends and Distributions:
Net investment income	—		—	—	—
Net realized gains	—		—	—	—
Total Dividends and Distributions	—		—	—	—
Net Asset Value, End of Period	$10.26		$10.67	$9.95	$9.73
Total Return	(3.83)%		7.24%	2.26%	(2.70	)%(5)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$44,331		$65,499	$70,175	$39,993
Ratio of expenses including dividends on short positions and interest expense to average net assets(6):	2.29%		2.15%	2.06%	2.06	%(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.00%		2.00%	2.00%	2.00	%(7)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.26)%		(2.11)%	(2.00)%	(1.95	)%(7)
Ratio of dividends on short positions and interest expense to average net assets:	0.29%		0.15%	0.06%	0.06	%(7)
Portfolio turnover rate	0%		0%	0%	0	%(5)

(1)  Commencement of operations for Managed Futures Strategies was September 28, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Realized and unrealized losses per share is a balancing amount necessary to reconcile the change in net asset value per share, and may not reconcile with the aggregate gains and losses in the Statement of Operations.

(5)  Not Annualized.

(6)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

UNDERLYING FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Year Ended December 31,
Market Neutral	2014	2013	2012	2011	2010
Per Share Data:(1)
Net Asset Value, Beginning of Period	$8.33	$8.52	$8.20	$8.40	$8.57
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.18)	(0.20)	(0.20)	(0.23)	(0.26)
Net realized and unrealized gain (loss) on investments	(0.15)	0.01	0.52	0.03	0.09
Total Gain (Loss) from Investment Operations	(0.33)	(0.19)	0.32	(0.20)	(0.17)
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$8.00	$8.33	$8.52	$8.20	$8.40
Total Return	(3.90)%	(2.22)%	3.89%	(2.38)%	(1.98)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$88,524	$92,852	$93,621	$63,060	$66,821
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	2.74%	2.73%	3.43%	3.55%	4.69%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00%	2.00%	2.00%	2.33%	3.00%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.24)%	(2.45)%	(2.42)%	(2.80)%	(3.08)%
Ratio of dividends on short positions and interest expense to average net assets:	0.74%	0.73%	1.43%	1.22%	1.69%
Portfolio turnover rate	165%	212%	122%	174%	228%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

UNDERLYING FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Year Ended December 31,
Relative Value — Long/Short Debt	2014	2013	2012	2011	2010
Per Share Data:(1)
Net Asset Value, Beginning of Period	$9.63	$9.05	$8.50	$8.50	$7.47
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	0.34	0.29	0.30	0.30	0.24
Net realized and unrealized gain (loss) on investments	(0.55)	0.29	0.25	(0.30)	0.79
Total Gain (Loss) from Investment Operations	(0.21)	0.58	0.55	—	1.03
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$9.42	$9.63	$9.05	$8.50	$8.50
Total Return	(2.12)%	6.39%	6.43%	0.00%	13.79%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$638,531	$543,609	$180,844	$154,396	$73,797
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	2.46%	2.35%	2.55%	2.60%	3.46%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00%	2.00%	2.00%	2.25%	3.00%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	3.53%	3.09%	3.39%	3.54%	3.04%
Ratio of dividends on short positions and interest expense to average net assets:	0.46%	0.35%	0.55%	0.35%	0.46%
Portfolio turnover rate	167%	186%	249%	107%	116%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Underlying Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, options written, futures contracts, swap contracts, forward contracts, and reverse repurchase agreements, of Event Driven Portfolio, Long/Short Equity Portfolio, Market Neutral Portfolio, Relative Value—Long/Short Debt Portfolio, and the consolidated schedules of investments and swap contracts and the accompanying consolidated statement of assets and liabilities of Managed Futures Strategies Portfolio, each a series of Underlying Funds Trust (the "Funds"), as of December 31, 2014, and the related statements of operations and changes in net assets and financial highlights for the year then ended for Event Driven Portfolio, Long/Short Equity Portfolio, Market Neutral Portfolio, and Relative Value—Long/Short Debt Portfolio, and the related consolidated statements of operations and changes in net assets and consolidated financial highlights for the year then ended for Managed Futures Strategies Portfolio (collectively referred to as the financial statements and financial highlights). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights for the periods ended prior to December 31, 2014, were audited by other auditors whose report dated March 3, 2014, expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Underlying Funds Trust as of December 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
March 2, 2015

HATTERAS UNDERLYING FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2014 (Unaudited)

The following Expense Example is presented for Event Driven, Long/Short Equity, Market Neutral, Relative Value — Long/Short Debt, and Managed Futures Strategies (each, a "Portfolio" and together, "Portfolios"), each a series of the Underlying Funds Trust.

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. To the extent the Portfolios invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by funds in which the Portfolios invest in addition to the expenses of each Portfolio. Actual expenses of the Portfolios are expected to vary among each Portfolio. The Example below includes, but is not limited to, investment advisory fees and operating services fees. However, the Example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Total Return1

	Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Event Driven
Actual	(2.30)%	$1,000.00	$977.00	3.57%	$17.79
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,007.21	3.57%	18.06
Long/Short Equity
Actual	1.07%	$1,000.00	$1,010.70	3.13%	$15.86
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,009.43	3.13%	15.85
Managed Futures Strategies
Actual	3.48%	$1,000.00	$1,034.80	2.30%	$11.80
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,013.61	2.30%	11.67
Market Neutral
Actual	(3.49)%	$1,000.00	$965.10	2.85%	$14.12
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,010.84	2.85%	14.44
Relative Value
Actual	(5.43)%	$1,000.00	$945.70	2.53%	$12.41
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,012.45	2.53%	12.83

1  For the six-months ended December 31, 2014.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD OF TRUSTEES

The identity of the Board of Trustees as of December 31, 2014, and brief biographical information is set forth below.

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Joseph E. Breslin (60) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2013	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007).	20

Trustee, Forethought Variable Insurance Trust (mutual fund) from 2013 to Present (15 portfolios); Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (8 portfolios).

Thomas Mann (64) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	20	Director, Virtus Alternative Solutions Funds, Virtus Total Return Fund and F-Squared Investments, Inc. from 2012 to Present; Director, Virtus Global Multi-Sector Income Fund from 2011 to Present.
Gregory S. Sellers (55) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	20	None
Steve E. Moss (61) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	20	None
H. Alexander Holmes (72) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	20	None
Joseph Velk (54) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to present).	20	None

INTERESTED TRUSTEES

David B. Perkins (52) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2013	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC from 2014 to present and Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	20	None
Peter M. Budko (54) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee*	Indefinite Term since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to present); Director, ARC Realty Finance Trust, Inc. (2013 to present); Director, RCS Capital Corp (2013 to present).	20	Director, ARC Realty Finance Trust, Inc. from 2013 to present; Director, RCS Capital Corp from 2013 to present.

*  Mr. Perkins and Mr. Budko are "interested" Trustees because of their affiliation with the Advisor.

**  The term "fund complex" refers to (i) Hatteras Alternative Mutual Funds Trust, (ii) Underlying Funds Trust, the investment advisor of which is Hatteras Funds, LLC, (iii) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, Hatteras VC Co-Investment Fund II, LLC, and HCIM Trust (consisting of two funds), the investment advisor for which is Hatteras Funds, LLC, and (iv) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment advisor for which is Hatteras Funds LLC.

FUND MANAGEMENT

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS

Robert Lance Baker (42) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Treasurer	Indefinite Term since 2013	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.
J. Michael Fields (41) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Secretary	Indefinite Term since 2013	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by Hatteras Funds since its inception in September 2003.
Andrew P. Chica (39) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2013	Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex in 2008.

INDEPENDENT TRUSTEES APPROVAL OF SUB-ADVISORY AND TRADING ADVISORY AGREEMENTS (UNAUDITED)

The Independent Trustees (the "Independent Trustees") of Underlying Funds Trust (the "Trust"), i.e., those Trustees who are not "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, met in person on August 27, 2014, September 19, 2014, and November 20, 2014, and voted to approve certain new Sub-Advisory Agreements (the "Sub-Advisory Agreements") and a Trading Advisory Agreement (the "Trading Advisory Agreement") among the Trust, on behalf of certain of its series (the "Portfolios"), Hatteras Funds, LLC ("Advisor") and the respective Sub-Advisors and Trading Advisor discussed below. The Independent Trustees received and discussed a memorandum from the Trust's legal counsel regarding the duties and responsibilities of the Independent Trustees under the Investment Company Act of 1940, as amended, in approving advisory agreements.

The Independent Trustees evaluated the quality of services expected to be provided by the Sub-Advisors and Trading Advisor to the Portfolios and the total compensation proposed to be paid to the Sub-Advisors and Trading Advisor. The Independent Trustees gave equal consideration to all factors deemed to be relevant to the Portfolios, including, but not limited to the following: (i) the overall historical investment performances of each proposed Sub-Advisor and Trading Advisor; (ii) the nature, scope and quality of the services to be provided by each Sub-Advisor and Trading Advisor; (iii) the costs of the services to be provided by each Sub-Advisor and Trading Advisor and the structure of each Sub-Advisor's and Trading Advisor's fees; (iv) the extent to which economies of scale would be realized as a Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (v) the profits to be realized by each Sub-Advisor and Trading Advisor and their affiliates from the relationship with a Portfolio.

None of these factors was determinative in the Independent Trustees' decision to approve each Sub-Advisory Agreement and the Trading Agreement, but each was a factor in the Independent Trustees' consideration.

The Independent Trustees next assessed the overall quality of services to be provided by each Sub-Advisor and Trading Advisor. The Independent Trustees considered the Sub-Advisors' and Trading Advisor's specific responsibilities in all aspects of day-to-day portfolio management, as well as the qualifications, experience and responsibilities of their respective portfolio managers and other key personnel at each Sub-Advisor and Trading Advisor involved in the day-to-day portfolio activities. The Independent Trustees then concluded that each Sub-Advisor and Trading Advisor would have sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Sub-Advisory Agreement and Trading Advisory Agreement, as applicable, and that the nature, overall quality, and extent of the management services were satisfactory.

Regarding each of the Sub-Advisors and Trading Advisors discussed below, the Independent Trustees considered, among other things, the following:

Lorem Ipsum Management, LLC ("Lorem Ipsum"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the merits of the investment team at Lorem Ipsum and the fit of Lorem Ipsum's long/short equity strategy within the strategies employed by the Long/Short Equity Portfolio. The Independent Trustees considered the favorable portfolio fit of Lorem Ipsum's investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Lorem Ipsum to the Long/Short Equity Portfolio. The Independent Trustees considered Lorem Ipsum's specific responsibilities in all aspects of day-to-day portfolio management of the Long/Short Equity Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Lorem Ipsum involved in the day-to-day portfolio activities of the Long/Short Equity Portfolio. The Independent Trustees then concluded that Lorem Ipsum would have sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Lorem Ipsum.

Blue Jay Capital Management, LLC ("Blue Jay"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the merits of the investment team at Blue Jay and the fit of Blue Jay's long/short equity strategy within the strategies employed by the Long/Short Equity Portfolio. The Independent Trustees considered the favorable portfolio fit of Blue Jay's investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Blue Jay to the Long/Short Equity Portfolio. The Independent Trustees considered Blue Jay's specific responsibilities in all aspects of day-to-day portfolio management of the Long/Short Equity Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Blue Jay involved in the day-to-day portfolio activities of the Long/Short Equity Portfolio. The Independent Trustees then concluded that Blue Jay would have sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Blue Jay.

Longbow Capital Partners, L.P. ("Longbow"), a Sub-Advisor to the Market Neutral Portfolio: The Independent Trustees considered the merits of the investment team at Longbow and the fit of Longbow's market neutral strategy within the strategies employed by the Market Neutral Portfolio. The Independent Trustees considered the favorable portfolio fit of Longbow's investment processes within the current strategies employed by the Market Neutral Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Longbow to the Market Neutral Portfolio. The Independent Trustees considered Longbow's specific responsibilities in all aspects of day-to-day portfolio management of the Market Neutral Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Longbow involved in the day-to-day portfolio activities of the Market Neutral Portfolio. The Independent Trustees then concluded that Longbow would have sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Longbow.

Revolution Capital Management, LLC ("Revolution"), a Trading Advisor to the Managed Futures Strategies Portfolio: The Independent Trustees considered the favorable portfolio fit of Revolution's systematic short to intermediate term time frame strategy within the current strategies employed by the Managed Futures Strategies Portfolio and its contribution to the Portfolio's overall performance. The Independent Trustees also considered that, prior to its change in control, Revolution had been a Trading Advisor to the Portfolio since 2013. The Independent Trustees considered the favorable portfolio fit of Revolution's investment processes within the current strategies employed by the Managed Futures Strategies Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Revolution to the Managed Futures Strategies Portfolio. The Independent Trustees considered Revolution's specific responsibilities in all aspects of day-to-day portfolio management of the Managed Futures Strategies Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Revolution involved in the day-to-day portfolio activities of the Managed Futures Strategies Portfolio. The Independent Trustees then concluded that Revolution would have sufficient quality and depth of personnel, resources and investment methods essential to performing its duties under the Trading Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Revolution.

The Independent Trustees then turned to a more focused review of the cost of services and the structure of the Sub-Advisory and Trading Advisory fees. The Advisor noted that the Sub-Advisory and Trading Advisory fees will be paid out of the Advisor's fee.

The Independent Trustees concluded that the nature and scope of the services to be provided was reasonable and appropriate in relation to each of the Sub-Advisory and Trading Advisory fees.

Based on the factors discussed above, the Independent Trustees approved each Sub-Advisory and Trading Advisory Agreement.

HATTERAS FUNDS

PRIVACY POLICY

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share
Questions?	Call (919) 846-2324 or go to www.hatterasfunds.com

HATTERAS FUNDS

PRIVACY POLICY

(continued)

What we do

Who is providing this notice?	Funds advised by Hatteras. A complete list is included below.
How does Hatteras Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include RCS Capital Holdings, LLC, RCS Capital Corporation, Hatteras Funds, LLC, a registered investment adviser; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras such as Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Hatteras Funds doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Hatteras Funds doesn't jointly market.

List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust and HCIM Trust.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISOR

Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
and
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

LEGAL COUNSEL

Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

TOLL FREE TELEPHONE NUMBER:

1-877-569-2382

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request by calling 1-877-569-2382

The Funds' Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds' website, www.hatterasfunds.com, or on the SEC's website, at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2014, is available without charge upon request by calling 1-877-569-2382; or on the SEC's website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Trust's first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Trust's portfolio holdings as of the end of those fiscal quarters. The Trust's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

This report must be accompanied or preceded by the Funds' current prospectus.

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  Joseph E. Breslin, H. Alexander Holmes, Steve E. Moss, and Gregory S. Sellers are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning related to the required tax filings and payment of distributions.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$37,500	$100,000
Audit-Related Fees	None	None
Tax Fees	$30,000	$35,410
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hatteras Alternative Mutual Funds Trust

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, Chief Executive Officer

Date	3/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, Chief Executive Officer

Date	3/10/2015

By (Signature and Title)	/s/ Lance Baker
Lance Baker, Chief Financial Officer and Treasurer

Date	3/10/2015